UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-06414

Name of Fund: BlackRock MuniYield Fund, Inc. (MYD)

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock MuniYield

             Fund, Inc., 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 04/30/2018

Date of reporting period: 04/30/2018

Item 1 – Report to Stockholders

APRIL 30, 2018

ANNUAL REPORT

BlackRock MuniYield Fund, Inc. (MYD)

BlackRock MuniYield Quality Fund, Inc. (MQY)

BlackRock MuniYield Quality Fund II, Inc. (MQT)

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

In the 12 months ended April 30, 2018, the strongest corporate profits in seven years drove the equity market higher, while rising interest rates constrained bond returns. While the market’s appetite for risk remained healthy, risk taking varied by asset class, as bond investors cautiously shifted to higher-quality securities, and stock investors continued to embrace risk by investing abroad.

The largest global economies experienced sustained, synchronized growth for the first time since the financial crisis, leading to strong equity performance worldwide. Emerging markets stocks posted the highest return, as accelerating growth in China, the second-largest economy in the world, improved the outlook for corporate profits in most developing nations.

Short-term U.S. Treasury interest rates rose the fastest, while longer-term rates slightly increased, leading to a substantial flattening of the yield curve. The annual return for the three-month Treasury bill surpassed 1.0%, but remained well below the annual headline inflation rate of 2.5%. In contrast, the ten-year U.S. Treasury — a bellwether of the bond market — posted a negative return, as rising inflation expectations drove yields higher. In credit markets, the investment-grade and high-yield bond markets posted modest returns in a relatively benign credit environment.

Even though it faced rising pressure to boost interest rates in 2017, the U.S. Federal Reserve (the “Fed”) increased short-term interest rates just three times during the reporting period. The Fed also announced plans to reduce its $4.4 trillion balance sheet by $420 billion in 2018, which began the process of gradually reversing its unprecedented stimulus measures after the financial crisis. The economy continued to gain momentum despite the Fed’s modest reduction of economic stimulus, as unemployment dipped below 4.0%, wages increased, and job openings reached a record high. Strong economic performance may justify a more rapid pace of rate hikes in 2018, as the headline inflation rate and investors’ expectations for inflation surpassed the Fed’s target of 2.0%.

By contrast, the European Central Bank (“ECB”) and the Bank of Japan (“BoJ”) continued to expand their balance sheets despite nascent signs of sustained economic growth. Rising global growth, as well as limited bond supply, pressured other central banks to follow in the Fed’s footsteps. In October 2017, the ECB pledged to cut its bond purchases in half for 2018, while the BoJ reiterated its commitment to economic stimulus, even though the size of its balance sheet almost matched the total output of the Japanese economy.

The Fed’s measured pace of stimulus reduction could lead to moderately higher inflation, steadily rising interest rates, and improving real growth in 2018. We continue to believe the primary risks to economic expansion are trade protectionism, rapidly rising interest rates, and geopolitical tension. In particular, we are closely monitoring trade protectionism and the rise of populism in Western nations.

In December 2017, Congress passed a sweeping tax reform bill. The U.S. tax overhaul is likely to accentuate the existing reflationary themes, including corporate spending on stock buybacks, mergers & acquisitions and capital investment, which could extend the economic cycle if inflation and interest rates rise at a relatively modest pace.

In this environment, investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of April 30, 2018
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	3.82%	13.27%
U.S. small cap equities (Russell 2000® Index)	3.27	11.54
International equities (MSCI Europe, Australasia, Far East Index)	3.41	14.51
Emerging market equities (MSCI Emerging Markets Index)	4.80	21.71
3-month Treasury bills (ICE BofAML 3-Month U.S. Treasury Bill Index)	0.68	1.17
U.S. Treasury securities (ICE BofAML 10-Year U.S. Treasury Index)	(3.79)	(3.64)
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	(1.87)	(0.32)
Tax-exempt municipal bonds (S&P Municipal Bond Index)	(0.76)	1.44
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	(0.17)	3.27
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	THIS PAGE IS NOT PART OF YOUR FUND REPORT

3

Municipal Market Overview  For the Reporting Period Ended April 30, 2018

Municipal Market Conditions

Municipal bonds experienced positive performance during the period despite rising interest rates resulting from continued Fed monetary policy normalization, firmer economic data, and the anticipated impacts of fiscal stimulus. Ongoing reassurance from the Fed that rates would be increased gradually and would likely remain low overall resulted in continued demand for fixed income investments. More specifically, investors favored the tax-exempt income, diversification, quality, and value of municipal bonds amid fiscal policy uncertainty, which saw tax reform ultimately lower the top individual tax rate just 2.6% while eliminating deductions and increasing demand for tax shelter. During the 12 months ended April 30, 2018, municipal bond funds experienced net inflows of approximately $26 billion (based on data from the Investment Company Institute).

For the same 12-month period, total new issuance was moderate from a historical perspective at $385 billion (well below the robust $424 billion issued in the prior 12-month period), but displayed significant month to month volatility. Notably, issuance in December posted the highest monthly total on record at $56 billion, as issuers rushed deals to market ahead of the expected elimination of the tax-exemption for advanced refunding bonds and possibly private activity bonds (PABs). Ultimately, the final version of the Tax Cuts and Jobs Act left PABs unchanged, though the elimination of advanced refundings has suppressed supply in 2018, providing a powerful technical tailwind.	S&P Municipal Bond Index Total Returns as of April 30, 2018 6 months: (0.76)% 12 months: 1.44%

A Closer Look at Yields

From April 30, 2017 to April 30, 2018, yields on AAA-rated 30-year municipal bonds increased by 7 basis points (“bps”) from 3.02% to 3.09%, while 10-year rates increased by 35 bps from 2.14% to 2.49% and 5-year rates increased by 78 bps from 1.41% to 2.19% (as measured by Thomson Municipal Market Data). The municipal yield curve bear flattened significantly over the 12-month period with the spread between 2- and 30-year maturities flattening by 82 bps, led by 54 bps of flattening between 2- and 10-year maturities.

During the same time period, on a relative basis, tax-exempt municipal bonds strongly outperformed U.S. Treasuries with the greatest outperformance experienced in the front and intermediate portions of the yield curve. The relative positive performance of municipal bonds was driven largely by a supply/demand imbalance within the municipal market as investors sought income and incremental yield in an environment where opportunities became increasingly scarce. The asset class is known for its lower relative volatility and preservation of principal with an emphasis on income as tax rates rise.

Financial Conditions of Municipal Issuers

The majority of municipal credits remain strong, despite well-publicized distress among a few issuers. Four of the five states with the largest amount of debt outstanding — California, New York, Texas and Florida — have exhibited markedly improved credit fundamentals during the slow national recovery. However, several states with the largest unfunded pension liabilities have seen their bond prices decline noticeably and remain vulnerable to additional price deterioration. On the local level, Chicago’s credit quality downgrade is an outlier relative to other cities due to its larger pension liability and inadequate funding remedies. BlackRock maintains the view that municipal bond defaults will remain minimal and in the periphery while the overall market is fundamentally sound. We continue to advocate careful credit research and believe that a thoughtful approach to structure and security selection remains imperative amid uncertainty in a modestly improving economic environment.

The opinions expressed are those of BlackRock as of April 30, 2018, and are subject to change at any time due to changes in market or economic conditions. The comments should not be construed as a recommendation of any individual holdings or market sectors. Investing involves risk including loss of principal. Bond values fluctuate in price so the value of your investment can go down depending on market conditions. Fixed income risks include interest-rate and credit risk. Typically, when interest rates rise, there is a corresponding decline in bond values. Credit risk refers to the possibility that the bond issuer will not be able to make principal and interest payments. There may be less information on the financial condition of municipal issuers than for public corporations. The market for municipal bonds may be less liquid than for taxable bonds. Some investors may be subject to Alternative Minimum Tax (“AMT”). Capital gains distributions, if any, are taxable.

The Standard & Poor’s Municipal Bond Index, a broad, market value-weighted index, seeks to measure the performance of the U.S. municipal bond market. All bonds in the index are exempt from U.S. federal income taxes or subject to the AMT. Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. It is not possible to invest directly in an index.

4	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

The Benefits and Risks of Leveraging

The Funds may utilize leverage to seek to enhance the distribution rate on, and net asset value (“NAV”) of, their common shares (“Common Shares”). However, there is no guarantee that these objectives can be achieved in all interest rate environments.

In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by a Fund on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of the Funds (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Funds’ shareholders benefit from the incremental net income. The interest earned on securities purchased with the proceeds from leverage is paid to shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share NAV.

To illustrate these concepts, assume a Fund’s Common Shares capitalization is $100 million and it utilizes leverage for an additional $30 million, creating a total value of $130 million available for investment in longer-term income securities. If prevailing short-term interest rates are 3% and longer-term interest rates are 6%, the yield curve has a strongly positive slope. In this case, a Fund’s financing costs on the $30 million of proceeds obtained from leverage are based on the lower short-term interest rates. At the same time, the securities purchased by a Fund with the proceeds from leverage earn income based on longer-term interest rates. In this case, a Fund’s financing cost of leverage is significantly lower than the income earned on a Fund’s longer-term investments acquired from such leverage proceeds, and therefore the holders of Common Shares (“Common Shareholders”) are the beneficiaries of the incremental net income.

However, in order to benefit Common Shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other costs of leverage exceed the Funds’ return on assets purchased with leverage proceeds, income to shareholders is lower than if the Funds had not used leverage. Furthermore, the value of the Funds’ portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In contrast, the value of the Funds’ obligations under their respective leverage arrangements generally does not fluctuate in relation to interest rates. As a result, changes in interest rates can influence the Funds’ NAVs positively or negatively. Changes in the future direction of interest rates are very difficult to predict accurately, and there is no assurance that the Funds’ intended leveraging strategy will be successful.

The use of leverage also generally causes greater changes in each Fund’s NAV, market price and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the NAV and market price of a Fund’s Common Shares than if the Fund were not leveraged. In addition, each Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause the Fund to incur losses. The use of leverage may limit a Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. Each Fund incurs expenses in connection with the use of leverage, all of which are borne by Common Shareholders and may reduce income to the Common Shares. Moreover, to the extent the calculation of the Funds’ investment advisory fees includes assets purchased with the proceeds of leverage, the investment advisory fees payable to the Funds’ investment adviser will be higher than if the Funds did not use leverage.

To obtain leverage, each Fund has issued Variable Rate Demand Preferred Shares (“VRDP Shares”) or Variable Rate Muni Term Preferred Shares (“VMTP Shares”) (collectively, “Preferred Shares”) and/or leveraged its assets through the use of tender option bond trusts (“TOB Trusts”) as described in the Notes to Financial Statements.

Under the Investment Company Act of 1940, as amended (the “1940 Act”), each Fund is permitted to issue debt up to 33 1/3% of its total managed assets or equity securities (e.g., Preferred Shares) up to 50% of its total managed assets. A Fund may voluntarily elect to limit its leverage to less than the maximum amount permitted under the 1940 Act. In addition, a Fund may also be subject to certain asset coverage, leverage or portfolio composition requirements imposed by the Preferred Shares’ governing instruments or by agencies rating the Preferred Shares, which may be more stringent than those imposed by the 1940 Act.

If a Fund segregates or designates on its books and records cash or liquid assets having a value not less than the value of a Fund’s obligations under the TOB Trust (including accrued interest), then the TOB Trust is not considered a senior security and is not subject to the foregoing limitations and requirements imposed by the 1940 Act.

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Funds’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Funds’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

THE BENEFITS AND RISKS OF LEVERAGING / DERIVATIVE FINANCIAL INSTRUMENTS	5

Fund Summary as of April 30, 2018	BlackRock MuniYield Fund, Inc.

Investment Objective

BlackRock MuniYield Fund, Inc.’s (MYD) (the “Fund”) investment objective is to provide shareholders with as high a level of current income exempt from U.S. federal income taxes as is consistent with its investment policies and prudent investment management. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal bonds exempt from U.S. federal income taxes (except that the interest may be subject to the U.S. federal alternative minimum tax). The Fund invests, under normal market conditions, at least 75% of its total assets in municipal bonds rated investment grade or, if unrated, are deemed to be of comparable quality by the investment adviser at the time of investment and invests primarily in long-term municipal bonds with a maturity of more than ten years at the time of investment. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Fund Information

Symbol on New York Stock Exchange (“NYSE”)	MYD
Initial Offering Date	November 29, 1991
Yield on Closing Market Price as of April 30, 2018 ($13.12)(a)	5.58%
Tax Equivalent Yield(b)	9.43%
Current Monthly Distribution per Common Share(c)	$0.0610
Current Annualized Distribution per Common Share(c)	$0.7320
Economic Leverage as of April 30, 2018(d)	38%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
(b)	Tax equivalent yield assumes the maximum marginal U.S. federal tax rate of 40.8%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.
(c)	The distribution rate is not constant and is subject to change.
(d)	Represents VRDP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VRDP Shares and TOB Trusts, minus the sum of its accrued liabilities. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 5.

Performance

Returns for the 12 months ended April 30, 2018 were as follows:

	Returns Based On
	Market Price	NAV
MYD(a)(b)	(5.85)%	3.47%
Lipper General & Insured Municipal Debt Funds (Leveraged)(c)	(2.37)	2.65

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	The Fund moved from a premium to NAV to a discount during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend date as calculated by Lipper.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not indicative of future results.

The following discussion relates to the Fund’s absolute performance based on NAV:

Municipal bonds generated positive returns, with income offsetting a modest downturn in prices. The reporting period began on a strong note, with a favorable balance of supply and demand driving prices higher in the summer of 2017. By autumn, however, accelerating economic growth and emerging inflation pressures sparked concerns that the Fed would need to tighten monetary policy more aggressively than expected. In addition, the prospect of tax reform led to a pick-up in new-issue supply prior to year-end. These factors drove municipal bond prices lower in late 2017, and the selloff picked up speed in late January/early February due to a spike in U.S. Treasury yields. (Prices and yields move in opposite directions.) The tax-exempt market subsequently stabilized at these lower levels, and it traded largely flat with low volatility through the end of the period.

The Fund’s positions in the transportation, tobacco, tax-backed (state) and health care sectors contributed to performance. Holdings in lower-rated investment-grade bonds in the A and BBB rating categories, which performed well amid investors’ hearty appetite for higher-yielding securities, also aided results. Portfolio holdings with the longest maturity dates (typically 20 years and longer) added value given that longer-term bonds outperformed.

Conversely, the Fund’s performance was hurt by positions in shorter-dated holdings — including higher-quality, pre-refunded bonds — that were most affected by the prospect of tighter Fed policy. Intermediate-term holdings, specifically those in the five- to 10-year range, also lagged somewhat.

The Fund sought to manage interest rate risk using U.S. Treasury futures. Given that Treasury yields rose, as prices fell, this aspect of the Fund’s positioning had a positive effect on returns.

Investments in bonds subject to the AMT helped performance. Yield spreads tightened due to legislation in the Tax Cuts and Jobs Act — which was passed in December 2017— that eliminated the corporate AMT and significantly limited the reach of the individual AMT.

The Fund’s use of leverage, while amplifying the impact of weak price performance, was a net contributor since it provided additional income. However, the cost of leverage increased due to rising short-term interest rates.

6	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of April 30, 2018 (continued)	BlackRock MuniYield Fund, Inc.

Although yields rose during the period, reinvestment had an adverse effect on the Fund’s income as the proceeds of higher-yielding bonds that matured or were called needed to be reinvested at lower prevailing rates.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Market Price and Net Asset Value Per Share Summary

	04/30/18	04/30/17	Change	High	Low
Market Price	$13.12	$14.75	(11.05)%	$15.72	$13.04
Net Asset Value	14.38	14.71	(2.24)	15.05	14.34

Market Price and Net Asset Value History For the Past Five Years

Overview of the Fund’s Total Investments*

SECTOR ALLOCATION

Sector	04/30/18	04/30/17
Transportation	25%	25%
Health	21	21
Utilities	11	11
State	10	10
County/City/Special District/School District	10	9
Tobacco	8	6
Education	7	10
Corporate	7	8
Housing	1	—

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

CALL/MATURITY SCHEDULE (c)

Calendar Year Ended December 31,
2018	9%
2019	22
2020	11
2021	11
2022	8

(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
*	Excludes short-term securities.

CREDIT QUALITY ALLOCATION (a)

Credit Rating	04/30/18		04/30/17
AAA/Aaa	4%		6%
AA/Aa	41		47
A	19		18
BBB/Baa	17		17
BB/Ba	5		4
B	3		2
N/R	11	(b)	6

(a)	For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s (“S&P”) or Moody’s Investors Service (“Moody’s”) if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.
(b)	The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of April 30, 2018, the market value of unrated securities deemed by the investment adviser to be investment grade represents 1% of the Fund’s total investments.

FUND SUMMARY	7

Fund Summary as of April 30, 2018 (continued)	BlackRock MuniYield Quality Fund, Inc.

Investment Objective

BlackRock MuniYield Quality Fund, Inc.’s (MQY) (the “Fund”) investment objective is to provide shareholders with as high a level of current income exempt from U.S. federal income taxes as is consistent with its investment policies and prudent investment management. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal bonds exempt from U.S. federal income taxes (except that the interest may be subject to the U.S. federal alternative minimum tax). The Fund invests in municipal bonds which are rated in the three highest quality rating categories (A or better), or, if unrated, are deemed to be of comparable quality by the adviser, at the time of investment. The Fund invests primarily in long-term municipal bonds with maturities of more than ten years at the time of investment. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Fund Information

Symbol on NYSE	MQY
Initial Offering Date	June 26, 1992
Yield on Closing Market Price as of April 30, 2018 ($13.83)(a)	5.47%
Tax Equivalent Yield(b)	9.24%
Current Monthly Distribution per Common Share(c)	$0.0630
Current Annualized Distribution per Common Share(c)	$0.7560
Economic Leverage as of April 30, 2018(d)	40%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
(b)	Tax equivalent yield assumes the maximum marginal U.S. federal tax rate of 40.8%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.
(c)	The distribution rate is not constant and is subject to change.
(d)	Represents VRDP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VRDP Shares and TOB Trusts, minus the sum of its accrued liabilities. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 5.

Performance

Returns for the 12 months ended April 30, 2018 were as follows:

	Returns Based On
	Market Price	NAV
MQY(a)(b)	(3.55)%	3.28%
Lipper General & Insured Municipal Debt Funds (Leveraged)(c)	(2.37)	2.65

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	The Fund’s discount to NAV widened during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend date as calculated by Lipper.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not indicative of future results.

The following discussion relates to the Fund’s absolute performance based on NAV:

Municipal bonds generated positive returns, with income offsetting a modest downturn in prices. The reporting period began on a strong note, with a favorable balance of supply and demand driving prices higher in the summer of 2017. By autumn, however, accelerating economic growth and emerging inflation pressures sparked concerns that the Fed would need to tighten monetary policy more aggressively than expected. In addition, the prospect of tax reform led to a pick-up in new-issue supply prior to year-end. These factors drove municipal bond prices lower in late 2017, and the selloff picked up speed in late January/early February due to a spike in U.S. Treasury yields. (Prices and yields move in opposite directions.) The tax-exempt market subsequently stabilized at these lower levels, and it traded largely flat with low volatility through the end of the period.

During the reporting period, the Fund produced a gain at net asset value. Its return was primarily derived from income given that bond prices fell slightly.

The lower end of the investment-grade segment outperformed higher-quality securities in the period. As a result, the Fund’s holdings in bonds rated A and BBB aided returns. Consistent with this trend, allocations to sectors with lower average credit ratings — including transportation and health care — were additive to results.

The Fund benefited from its allocation to longer-term bonds, which outpaced short-term issues. Conversely, holdings in pre-refunded securities experienced poor relative performance due to their shorter maturities.

The Fund sought to manage interest rate risk using U.S. Treasury futures. Given that Treasury yields rose, as prices fell, this aspect of the Fund’s positioning had a positive effect on returns.

The Fund’s position in New Jersey appropriated debt, which benefited from meaningful yield spread tightening, further contributed to results.

8	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of April 30, 2018 (continued)	BlackRock MuniYield Quality Fund, Inc.

Investments in bonds subject to the AMT helped performance. Yield spreads tightened due to legislation in the Tax Cuts and Jobs Act — which was passed in December 2017 — that eliminated the corporate AMT and significantly limited the reach of the individual AMT.

The Fund’s use of leverage, while amplifying the impact of weak price performance, was a net contributor since it provided additional income. However, the cost of leverage increased due to rising short-term interest rates.

Although yields rose during the period, reinvestment had an adverse effect on the Fund’s income as the proceeds of higher-yielding bonds that matured or were called needed to be reinvested at lower prevailing rates.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Market Price and Net Asset Value Per Share Summary

	04/30/18	04/30/17	Change	High	Low
Market Price	$13.83	$15.14	(8.65)%	$16.10	$13.67
Net Asset Value	15.22	15.56	(2.19)	16.05	15.16

Market Price and Net Asset Value History For the Past Five Years

Overview of the Fund’s Total Investments*

SECTOR ALLOCATION

Sector	04/30/18	04/30/17
Transportation	25%	24%
County/City/Special District/School District	17	18
Utilities	16	17
Health	14	12
State	13	17
Education	6	7
Corporate	5	3
Housing	2	1
Tobacco	2	1

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

CALL/MATURITY SCHEDULE (c)

Calendar Year Ended December 31,
2018	10%
2019	10
2020	4
2021	12
2022	6

(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
*	Excludes short-term securities.

CREDIT QUALITY ALLOCATION (a)

Credit Rating	04/30/18		04/30/17
AAA/Aaa	4%		7%
AA/Aa	52		60
A	23		19
BBB/Baa	10		12
BB/Ba	3		—
N/R	8	(b)	2

(a)	For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P’s or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.
(b)	The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of April 30, 2018, the market value of unrated securities deemed by the investment adviser to be investment grade represents less than 1% of the Fund’s total investments.

FUND SUMMARY	9

Fund Summary as of April 30, 2018 (continued)	BlackRock MuniYield Quality Fund II, Inc.

Investment Objective

BlackRock MuniYield Quality Fund II, Inc.’s (MQT) (the “Fund”) investment objective is to provide shareholders with as high a level of current income exempt from U.S. federal income taxes as is consistent with its investment policies and prudent investment management. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal bonds exempt from U.S. federal income taxes (except that the interest may be subject to the U.S. federal alternative minimum tax). The Fund invests in municipal bonds which are in the three highest quality rating categories (A or better) or, if unrated, are deemed to be of comparable quality by the investment adviser at the time of investment. The Fund invests primarily in long-term municipal bonds with maturities of more than ten years at the time of investment. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Fund Information

Symbol on NYSE	MQT
Initial Offering Date	August 28, 1992
Yield on Closing Market Price as of April 30, 2018 ($11.98)(a)	5.41%
Tax Equivalent Yield(b)	9.14%
Current Monthly Distribution per Common Share(c)	$0.0540
Current Annualized Distribution per Common Share(c)	$0.6480
Economic Leverage as of April 30, 2018(d)	40%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
(b)	Tax equivalent yield assumes the maximum marginal U.S. federal tax rate of 40.8%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.
(c)	The distribution rate is not constant and is subject to change.
(d)	Represents VMTP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VMTP Shares and TOB Trusts, minus the sum of its accrued liabilities. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 5.

Performance

Returns for the 12 months ended April 30, 2018 were as follows:

	Returns Based On
	Market Price	NAV
MQT(a)(b)	(2.35)%	3.01%
Lipper General & Insured Municipal Debt Funds (Leveraged)(c)	(2.37)	2.65

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	The Fund’s discount to NAV widened during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend date as calculated by Lipper.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not indicative of future results.

The following discussion relates to the Fund’s absolute performance based on NAV:

Municipal bonds generated positive returns, with income offsetting a modest downturn in prices. The reporting period began on a strong note, with a favorable balance of supply and demand driving prices higher in the summer of 2017. By autumn, however, accelerating economic growth and emerging inflation pressures sparked concerns that the Fed would need to tighten monetary policy more aggressively than expected. In addition, the prospect of tax reform led to a pick-up in new-issue supply prior to year-end. These factors drove municipal bond prices lower in late 2017, and the selloff picked up speed in late January/early February due to a spike in U.S. Treasury yields. (Prices and yields move in opposite directions.) The tax-exempt market subsequently stabilized at these lower levels, and it traded largely flat with low volatility through the end of the period.

During the reporting period, the Fund produced a gain at net asset value. Its return was primarily derived from income given that bond prices fell slightly.

The lower end of the investment-grade segment outperformed higher-quality securities in the period. As a result, the fund’s holdings in bonds rated A and BBB aided returns. Consistent with this trend, allocations to sectors with lower average credit ratings — including transportation and health care — were additive to results.

The Fund benefited from its allocation to longer-term bonds, which outpaced short-term issues. Conversely, holdings in pre-refunded securities experienced poor relative performance due to their shorter maturities.

The Fund sought to manage interest rate risk using U.S. Treasury futures. Given that Treasury yields rose, as prices fell, this aspect of the Fund’s positioning had a positive effect on returns.

The Fund’s position in New Jersey appropriated debt, which benefited from meaningful yield spread tightening, further contributed to results.

Investments in bonds subject to the AMT helped performance. Yield spreads tightened due to legislation in the Tax Cuts and Jobs Act — which was passed in December 2017 — that eliminated the corporate AMT and significantly limited the reach of the individual AMT.

10	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of April 30, 2018 (continued)	BlackRock MuniYield Quality Fund II, Inc.

The Fund’s use of leverage, while amplifying the impact of weak price performance, was a net contributor since it provided additional income. However, the cost of leverage increased due to rising short-term interest rates.

Although yields rose during the period, reinvestment had an adverse effect on the Fund’s income as the proceeds of higher-yielding bonds that matured or were called needed to be reinvested at lower prevailing rates.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Market Price and Net Asset Value Per Share Summary

	04/30/18	04/30/17	Change	High	Low
Market Price	$11.98	$12.94	(7.42)%	$13.91	$11.89
Net Asset Value	13.37	13.69	(2.34)	14.08	13.32

Market Price and Net Asset Value History For the Past Five Years

Overview of the Fund’s Total Investments*

SECTOR ALLOCATION

Sector	04/30/18	04/30/17
Transportation	27%	26%
County/City/Special District/School District	17	24
Health	16	13
Utilities	16	14
State	12	12
Education	6	6
Corporate	2	2
Housing	2	2
Tobacco	2	1

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

CALL/MATURITY SCHEDULE (c)

Calendar Year Ended December 31,
2018	10%
2019	13
2020	5
2021	10
2022	7

(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
*	Excludes short-term securities.

CREDIT QUALITY ALLOCATION (a)

Credit Rating	04/30/18		04/30/17
AAA/Aaa	4%		7%
AA/Aa	47		61
A	26		17
BBB/Baa	14		13
BB/Ba	2		—
N/R	7	(b)	2

(a)	For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P’s or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.
(b)	The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of April 30, 2018, the market value of unrated securities deemed by the investment adviser to be investment grade represents less than 1% of the Fund’s total investments.

FUND SUMMARY	11

Schedule of Investments April 30, 2018	BlackRock MuniYield Fund, Inc. (MYD) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Municipal Bonds — 119.4%

Alabama — 2.1%
County of Jefferson Alabama Sewer, Refunding RB:
Senior Lien, Series A (AGM), 5.00%, 10/01/44	$1,665	$1,813,019
Senior Lien, Series A (AGM), 5.25%, 10/01/48	3,175	3,491,103
Sub-Lien, Series D, 6.00%, 10/01/42	7,410	8,518,758

		13,822,880
Alaska — 0.1%
Northern Tobacco Securitization Corp., Refunding RB, Tobacco Settlement, Asset-Backed, Series A, 4.63%, 06/01/23	785	807,427

Arizona — 2.7%
City of Phoenix Arizona IDA, RB, Legacy Traditional Schools Projects, Series A, 5.00%, 07/01/46(a)	3,575	3,646,786
Salt Verde Financial Corp., RB, Senior:
5.00%, 12/01/32	7,365	8,544,726
5.00%, 12/01/37	5,000	5,838,450

		18,029,962
California — 11.4%
California Health Facilities Financing Authority, RB:
St. Joseph Health System, Series A, 5.75%, 07/01/39	4,425	4,621,116
Sutter Health, Series B, 6.00%, 08/15/20(b)	6,465	7,059,586
California Health Facilities Financing Authority, Refunding RB, Series A:
Dignity Health, 6.00%, 07/01/19(b)	3,155	3,306,850
St. Joseph Health System, 5.00%, 07/01/33	2,560	2,864,205
California Municipal Finance Authority, RB, Senior, Caritas Affordable Housing, Inc. Projects, S/F Housing, Series A:
5.25%, 08/15/39	305	332,709
5.25%, 08/15/49	770	834,549
California Municipal Finance Authority, Refunding RB, Community Medical Centers, Series A:
5.00%, 02/01/36	670	737,704
5.00%, 02/01/37	505	554,838
California Pollution Control Financing Authority, RB, Poseidon Resources (Channel Side) LP Desalination Project, AMT, 5.00%, 11/21/45(a)	6,900	7,313,931
California Statewide Communities Development Authority, RB, Series A:
John Muir Health, 5.13%, 07/01/19(b)	2,300	2,387,630
Loma Linda University Medical Center, 5.00%, 12/01/41(a)	1,100	1,162,051
Loma Linda University Medical Center, 5.00%, 12/01/46(a)	955	1,005,520
California Statewide Financing Authority, RB, Asset-Backed, Tobacco Settlement, Series A, 6.00%, 05/01/43	3,285	3,285,657
City of Los Angeles California Department of Airports, Refunding ARB, Los Angeles International Airport, Series A, 5.25%, 05/15/39	1,605	1,660,228
City of Stockton California Public Financing Authority, RB, Delta Water Supply Project, Series A:
6.25%, 10/01/38	405	474,506
6.25%, 10/01/40	335	390,295
Golden State Tobacco Securitization Corp., Refunding RB, Asset-Backed, Senior Series A-1:
5.13%, 06/01/47	6,205	6,204,814
5.75%, 06/01/47	4,740	4,876,133
State of California, GO:
Various Purposes, 6.50%, 04/01/19(b)	7,625	7,946,851
(AMBAC), 5.00%, 04/01/31	10	10,026
Various Purposes, 6.00%, 03/01/33	5,085	5,473,494
Various Purposes, 6.50%, 04/01/33	6,450	6,722,835

Security	Par (000)	Value
California (continued)
State of California Public Works Board, LRB, Various Capital Projects:
Series I, 5.00%, 11/01/38	$1,605	$1,784,616
Sub-Series I-1, 6.38%, 11/01/19(b)	2,385	2,547,681
Tobacco Securitization Authority of Southern California, Refunding RB, Tobacco Settlement, Asset-Backed, Senior Series A-1:
4.75%, 06/01/25	1,200	1,202,568
5.00%, 06/01/37	1,775	1,780,112

		76,540,505
Colorado — 0.9%
Denver Connection West Metropolitan District, GO, Series A, 5.38%, 08/01/47	1,250	1,239,863
University of Colorado, RB, Series A(b):
5.25%, 06/01/19	2,250	2,331,180
5.38%, 06/01/19	1,250	1,296,762
5.38%, 06/01/19	830	861,050

		5,728,855
Connecticut — 0.8%
Connecticut State Health & Educational Facility Authority, RB, Ascension Health Senior Credit, Series A, 5.00%, 11/15/40	2,770	2,885,648
Connecticut State Health & Educational Facility Authority, Refunding RB, Wesleyan University, Series G, 5.00%, 07/01/20(b)	2,225	2,369,024

		5,254,672
Delaware — 2.0%
County of Sussex Delaware, RB, NRG Energy, Inc., Indian River Power LLC Project, 6.00%, 10/01/40	2,305	2,432,490
Delaware Transportation Authority, RB, U.S. 301 Project, 5.00%, 06/01/55	2,430	2,648,821
State of Delaware EDA, RB, Exempt Facilities, Indian River Power LLC Project, 5.38%, 10/01/45	8,275	8,581,258

		13,662,569
District of Columbia — 4.5%
District of Columbia, Refunding RB, Georgetown University:
5.00%, 04/01/35	910	1,033,114
Issue, 5.00%, 04/01/42	1,050	1,174,803
District of Columbia, Tax Allocation Bonds, City Market at O Street Project, 5.13%, 06/01/41	4,440	4,743,918
Metropolitan Washington Airports Authority, Refunding RB:
CAB, 2nd Senior Lien, Series B (AGC), 0.00%, 10/01/31(c)	8,350	4,993,300
CAB, 2nd Senior Lien, Series B (AGC), 0.00%, 10/01/32(c)	15,000	8,559,750
Dulles Toll Road, 1st Senior Lien, Series A, 5.25%, 10/01/44	2,425	2,517,708
Dulles Toll Road, CAB, 2nd Senior Lien, Series B (AGC), 0.00%, 10/01/33(c)	13,410	7,293,967

		30,316,560
Florida — 5.8%
City of Atlantic Beach Florida, RB, Health Care Facilities, Fleet Landing Project, Series B, 5.63%, 11/15/43	2,805	3,090,717
City of Clearwater Florida Water & Sewer Revenue, RB, Series A, 5.25%, 12/01/19(b)	6,900	7,261,422
Country of Broward Florida Airport System, ARB, AMT, 5.00%, 10/01/47	615	684,255
County of Alachua Florida Health Facilities Authority, RB, Shands Teaching Hospital and Clinics, Series A, 5.00%, 12/01/44	4,825	5,194,064

12	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) April 30, 2018	BlackRock MuniYield Fund, Inc. (MYD) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Florida (continued)
County of Broward Florida Water & Sewer Utility, Refunding RB, Series A, 5.25%, 10/01/18(b)	$2,155	$2,186,291
County of Collier Florida Health Facilities Authority, Refunding RB, Series A, 5.00%, 05/01/45	2,790	3,053,181
County of Miami-Dade Florida Aviation, Refunding ARB, Miami International Airport, Series A-1, 5.38%, 10/01/41	7,530	8,070,503
Mid-Bay Florida Bridge Authority, RB, Springing Lien, Series A, 7.25%, 10/01/21(b)	6,150	7,139,474
Santa Rosa Bay Bridge Authority, RB, 6.25%, 07/01/28(d)(e)	3,521	2,605,292

		39,285,199
Georgia — 1.8%
City of Atlanta Georgia Water & Wastewater Revenue, Refunding RB, 5.00%, 11/01/40	1,980	2,221,639
County of Dalton Whitfield Joint Development Authority, RB, Hamilton Health Care System Obligation, 4.00%, 08/15/48	6,660	6,659,667
County of Gainesville Georgia & Hall Hospital Authority, Refunding RB, Northeast Georgia Health System, Inc. Project, Series A, 5.50%, 08/15/54	1,075	1,227,510
DeKalb Georgia Private Hospital Authority, Refunding RB, Children’s Healthcare, 5.25%, 11/15/39	1,700	1,781,311

		11,890,127
Hawaii — 0.4%
State of Hawaii Harbor System, RB, Series A, 5.25%, 07/01/30	2,760	2,933,825

Idaho — 1.5%
County of Power Idaho Industrial Development Corp., RB, FMC Corp. Project, AMT, 6.45%, 08/01/32	10,000	10,040,200

Illinois — 16.3%
Bolingbrook Special Service Area No. 1, Special Tax Bonds, Forest City Project, 5.90%, 03/01/27	1,000	1,000,820
Chicago Board of Education, GO, Series H, 5.00%, 12/01/36	460	457,778
Chicago Board of Education, GO, Refunding, Dedicated Revenues:
5.00%, 12/01/25	1,735	1,833,496
Series G, 5.00%, 12/01/34	455	456,010
Chicago Board of Education, GO, Series D:
Refunding, 5.00%, 12/01/31	1,000	1,007,530
Refunding Series F, 5.00%, 12/01/22	1,305	1,376,410
City of Chicago Illinois, GO, Project, Series A, 5.00%, 01/01/34	3,570	3,613,840
City of Chicago Illinois, GO, Refunding, Project, Series A, 5.25%, 01/01/32	6,390	6,613,969
City of Chicago Illinois O’Hare International Airport, GARB, 3rd Lien:
5.63%, 01/01/21(b)	3,390	3,696,049
5.63%, 01/01/35	810	874,808
Series A, 5.75%, 01/01/21(b)	2,940	3,214,890
Series A, 5.75%, 01/01/39	560	607,051
Series C, 6.50%, 01/01/21(b)	11,920	13,248,484
City of Chicago Illinois Transit Authority, RB, Sales Tax Receipts, 5.25%, 12/01/40	2,130	2,271,347
County of Cook Illinois Community College District No. 508, GO, City College of Chicago, 5.50%, 12/01/38	1,635	1,717,306
Illinois Finance Authority, RB, Chicago LLC, University of Illinois at Chicago Project, Series A:
5.00%, 02/15/47	425	449,217
5.00%, 02/15/50	210	221,143

Security	Par (000)	Value
Illinois (continued)
Illinois Finance Authority, Refunding RB:
Ascension Health, Series A, 5.00%, 11/15/37	$1,970	$2,128,033
Central Dupage Health, Series B, 5.50%, 11/01/19(b)	3,235	3,403,155
Presence Health Network, Series C, 4.00%, 02/15/41	3,000	2,968,860
Metropolitan Pier & Exposition Authority, Refunding RB, McCormick Place Expansion Project:
CAB, Series B (AGM), 0.00%, 06/15/47(c)	27,225	6,763,507
Series B (AGM), 5.00%, 06/15/50	12,435	12,952,047
Series B-2, 5.00%, 06/15/50	5,085	5,153,037
Railsplitter Tobacco Settlement Authority, RB(b):
5.50%, 06/01/21	2,730	3,002,863
6.00%, 06/01/21	2,335	2,603,011
State of Illinois, GO:
5.50%, 07/01/38	4,000	4,117,240
5.00%, 02/01/39	3,195	3,207,429
Series A, 5.00%, 04/01/38	2,510	2,520,743
State of Illinois, RB, Build Illinois, Series B, 5.25%, 06/15/19(b)	1,275	1,322,634
State of Illinois Toll Highway Authority, RB:
Senior, Series C, 5.00%, 01/01/36	5,435	5,983,446
Senior, Series C, 5.00%, 01/01/37	5,815	6,379,869
Series A, 5.00%, 01/01/38	2,535	2,762,111
University of Illinois, RB, Auxiliary Facilities System, Series A, 5.00%, 04/01/44	2,045	2,192,854

		110,120,987
Indiana — 4.9%
City of Valparaiso Indiana, RB, Exempt Facilities, Pratt Paper LLC Project, AMT:
6.75%, 01/01/34	1,635	1,908,519
7.00%, 01/01/44	3,950	4,634,535
Indiana Finance Authority, RB, Series A:
CWA Authority Project, 1st Lien, 5.25%, 10/01/38	6,665	7,267,916
Private Activity Bond, Ohio River Bridges East End Crossing Project, AMT, 5.00%, 07/01/44	910	969,059
Private Activity Bond, Ohio River Bridges East End Crossing Project, AMT, 5.00%, 07/01/48	3,015	3,201,930
Private Activity Bond, Ohio River Bridges East End Crossing Project, AMT, 5.25%, 01/01/51	840	900,648
Sisters of St. Francis Health Services, 5.25%, 11/01/19(b)	1,690	1,771,644
Indiana Finance Authority, Refunding RB, Parkview Health System, Series A:
5.75%, 05/01/19(b)	5,450	5,650,778
5.75%, 05/01/31	1,195	1,240,721
Indiana Municipal Power Agency, RB, Series B, 6.00%, 01/01/19(b)	2,230	2,290,857
Indianapolis Local Public Improvement Bond Bank, RB, Series A, 5.00%, 01/15/40	2,580	2,834,336

		32,670,943
Iowa — 1.9%
Iowa Finance Authority, Refunding RB, Iowa Fertilizer Co. Project:
Series B, 5.25%, 12/01/50(f)	5,720	6,007,773
Midwestern Disaster Area, 5.50%, 12/01/22	15	15,218
Midwestern Disaster Area, 5.25%, 12/01/25	940	1,000,151
Midwestern Disaster Area, 5.88%, 12/01/26(a)	835	880,299
Iowa Student Loan Liquidity Corp., Refunding RB, Student Loan, Senior Series A-1, AMT, 5.15%, 12/01/22	1,885	1,944,359
Iowa Tobacco Settlement Authority, Refunding RB, Asset-Backed, CAB, Series B, 5.60%, 06/01/34	2,695	2,722,785

		12,570,585

SCHEDULES OF INVESTMENTS	13

Schedule of Investments (continued) April 30, 2018	BlackRock MuniYield Fund, Inc. (MYD) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Kansas — 0.7%
Kansas Development Finance Authority, Refunding RB, Adventist Health System/Sunbelt Obligated Group, Series C:
5.75%, 11/15/19(b)	$95	$100,198
5.75%, 11/15/38	4,285	4,530,188

		4,630,386
Kentucky — 1.1%
Kentucky Economic Development Finance Authority, RB, Catholic Health Initiatives, Series A, 5.25%, 01/01/45	2,055	2,182,944
Kentucky Economic Development Finance Authority, Refunding RB, Louisville Arena Authority, Inc. (AGM), 5.00%, 12/01/45	2,625	2,860,489
Kentucky Public Transportation Infrastructure Authority, RB, Downtown Crossing Project, Convertible CAB, 1st Tier, Series C, 0.00%, 07/01/43(g)	2,485	2,296,513

		7,339,946
Louisiana — 2.0%
East Baton Rouge Sewerage Commission, RB, Series A, 5.25%, 02/01/19(b)	1,610	1,651,602
New Orleans Aviation Board, RB, Passenger Facility Charge, Series A, 5.25%, 01/01/41	1,260	1,315,868
Tobacco Settlement Financing Corp., Refunding RB, Asset-Backed, Series A:
5.50%, 05/15/30	2,055	2,190,568
5.25%, 05/15/31	1,750	1,880,813
5.25%, 05/15/32	2,240	2,432,886
5.25%, 05/15/33	2,430	2,619,103
5.25%, 05/15/35	1,025	1,108,630

		13,199,470
Maine — 0.5%
Maine Health & Higher Educational Facilities Authority, RB, Series A:
5.00%, 07/01/19(b)	980	1,014,555
5.00%, 07/01/39	2,160	2,222,251

		3,236,806
Maryland — 0.7%
County of Prince George’s Maryland, Special Obligation, Remarketing, National Harbor Project, 5.20%, 07/01/34	1,398	1,403,159
Maryland EDC, RB, Transportation Facilities Project, Series A, 5.75%, 06/01/20(b)	880	946,343
Maryland EDC, Refunding RB, CNX Marine Terminals, Inc., 5.75%, 09/01/25	1,545	1,611,852
Maryland Health & Higher Educational Facilities Authority, RB, Trinity Health Credit Group, Series 2017, 5.00%, 12/01/46	880	990,651

		4,952,005
Massachusetts — 1.5%
Massachusetts Bay Transportation Authority, Refunding RB, Senior Series A-1, 5.25%, 07/01/29	3,250	4,036,988
Massachusetts Development Finance Agency, Refunding RB, Covanta Energy Project, Series C, AMT, 5.25%, 11/01/42(a)	4,565	4,567,739
Massachusetts Health & Educational Facilities Authority, Refunding RB, Partners Healthcare System, Series J1, 5.00%, 07/01/19(b)	1,640	1,697,826

		10,302,553
Michigan — 4.4%
City of Detroit Michigan Sewage Disposal System, Refunding RB, Senior Lien, Series A, 5.25%, 07/01/39	8,995	9,617,544

Security	Par (000)	Value
Michigan (continued)
Kalamazoo Hospital Finance Authority, Refunding RB, Bronson Methodist Hospital:
5.50%, 05/15/20(b)	$1,545	$1,649,797
5.50%, 05/15/36	1,250	1,317,087
Michigan Finance Authority, Refunding RB:
Detroit Water & Sewage Department Project, Senior Lien, Series C-1, 5.00%, 07/01/44	1,830	1,978,889
Henry Ford Health System, 4.00%, 11/15/46	20	19,865
Michigan State Hospital Finance Authority, Refunding RB, Henry Ford Health System, 5.75%, 11/15/19(b)	6,085	6,432,271
Royal Oak Hospital Finance Authority, Refunding RB, William Beaumont Hospital, Series V, 8.00%, 09/01/18(b)	2,000	2,040,720
Royal Oak Hospital Finance Authority Michigan, Refunding RB, William Beaumont Hospital, Series V, 8.25%, 09/01/18(b)	6,365	6,499,811

		29,555,984
Mississippi — 0.0%
University of Southern Mississippi, RB, Campus Facilities Improvements Project, 5.38%, 09/01/19(b)	280	292,944

Missouri — 1.1%
Bi-State Development Agency of the Missouri-Illinois Metropolitan District, Refunding RB, Combined Lien, Series A, 5.00%, 10/01/44	510	560,051
State of Missouri Health & Educational Facilities Authority, Refunding RB:
Mercy Health, Series C, 5.00%, 11/15/47	5,470	6,064,808
St. Louis College of Pharmacy Project, 5.50%, 05/01/43	510	546,965

		7,171,824
Nebraska — 0.4%
Central Plains Nebraska Energy Project, RB, Gas Project No. 3:
5.25%, 09/01/37	1,670	1,834,996
5.00%, 09/01/42	925	1,007,020

		2,842,016
New Jersey — 6.8%
Casino Reinvestment Development Authority, Refunding RB:
5.25%, 11/01/39	3,490	3,697,760
5.25%, 11/01/44	3,180	3,370,005
County of Essex New Jersey Improvement Authority, RB, AMT, 5.25%, 07/01/45(a)	2,250	2,270,880
New Jersey EDA, RB, AMT:
Continental Airlines, Inc. Project, 4.88%, 09/15/19	890	910,283
Continental Airlines, Inc. Project, 5.25%, 09/15/29	975	1,057,836
Kapkowski Road Landfill Project, Series B, 6.50%, 04/01/31	2,500	2,841,975
New Jersey EDA, Refunding ARB, Port Network Container Terminal LLC Project, AMT, 5.00%, 10/01/47	3,040	3,242,008
New Jersey State Turnpike Authority, RB:
Series A, 5.00%, 07/01/22(b)	1,355	1,508,562
Series A, 5.00%, 07/01/22(b)	1,150	1,277,903
Series A, 5.00%, 01/01/43	685	742,136
Series E, 5.00%, 01/01/45	5,425	5,948,621
New Jersey Transportation Trust Fund Authority, RB:
CAB, Transportation System, Series C (AMBAC), 0.00%, 12/15/35(c)	7,395	3,211,648
Transportation Program, Series AA, 5.00%, 06/15/44	1,360	1,417,365
Transportation Program, Series AA, 5.00%, 06/15/44	2,515	2,620,806
Transportation System, Series A, 5.50%, 06/15/41	3,630	3,786,925
Transportation System, Series B, 5.25%, 06/15/36	4,990	5,188,801

14	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) April 30, 2018	BlackRock MuniYield Fund, Inc. (MYD) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
New Jersey (continued)
Tobacco Settlement Financing Corp. New Jersey, Refunding RB:
Series A, 5.25%, 06/01/46	$1,120	$1,243,906
Sub-Series B, 5.00%, 06/01/46	1,585	1,663,014

		46,000,434
New York — 8.1%
City of New York New York Transitional Finance Authority Future Tax Secured, RB, Fiscal 2012, Sub-Series E-1, 5.00%, 02/01/42	4,235	4,573,461
Counties of New York Tobacco Trust IV, Refunding RB, Settlement Pass-Through Turbo, Series A, 6.25%, 06/01/41(a)	3,700	3,853,180
County of Westchester New York Healthcare Corp., RB, Senior Lien, Series A, 5.00%, 11/01/44	457	485,048
Erie Tobacco Asset Securitization Corp., Refunding RB, Asset-Backed, Series A, 5.00%, 06/01/45	4,070	3,981,193
Hudson Yards Infrastructure Corp., Refunding RB, Series A, 5.00%, 02/15/39	1,945	2,201,662
Metropolitan Transportation Authority, RB, Series B:
5.25%, 11/15/38	4,960	5,595,277
5.25%, 11/15/39	1,765	1,990,020
Metropolitan Transportation Authority, Refunding RB, Dedicated Tax Fund, Series B, 5.00%, 11/15/19(b)	4,910	5,146,956
Metropolitan Transportation Authority Hudson Rail Yards Trust Obligations, Refunding RB, Series A, 5.00%, 11/15/56	2,230	2,396,982
New York Liberty Development Corp., Refunding RB:
2nd Priority, Bank of America Tower at One Bryant Park Project, Class 3, 6.38%, 07/15/49	2,480	2,623,319
3 World Trade Center Project, Class 1, 5.00%, 11/15/44(a)	8,145	8,556,648
3 World Trade Center Project, Class 2, 5.15%, 11/15/34(a)	705	767,075
3 World Trade Center Project, Class 2, 5.38%, 11/15/40(a)	1,760	1,916,957
New York Transportation Development Corp., ARB, LaGuardia Airport Terminal B Redevelopment Project, Series A, AMT, 5.25%, 01/01/50	1,525	1,648,891
Port Authority of New York & New Jersey, ARB, Special Project, JFK International Air Terminal LLC Project, Series 8:
6.00%, 12/01/36	2,625	2,874,559
6.00%, 12/01/42	1,485	1,623,818
Port Authority of New York & New Jersey, Refunding RB, Consolidated, 205th Series, 5.00%, 11/15/47	3,925	4,463,628

		54,698,674
North Carolina — 1.2%
North Carolina Capital Facilities Finance Agency, Refunding RB, Solid Waste Disposal Facility, Duke Energy Carolinas Project, Series B, 4.63%, 11/01/40	1,140	1,188,438
North Carolina Medical Care Commission, RB, Health Care Facilities, Duke University Health System, Series A, 5.00%, 06/01/19(b)	2,000	2,067,940
North Carolina Medical Care Commission, Refunding RB, 1st Mortgage:
Aldersgate, 6.25%, 07/01/35	2,970	3,319,896
Retirement Facilities Whitestone Project, Series A, 7.75%, 03/01/21(b)	1,210	1,390,738

		7,967,012
Ohio — 3.1%
Buckeye Tobacco Settlement Financing Authority, RB, Asset-Backed, Senior Turbo Term, Series A-2, 5.88%, 06/01/47	9,385	9,384,906

Security	Par (000)	Value
Ohio (continued)
County of Allen Ohio Hospital Facilities, Refunding RB, Mercy Health, Series A, 4.00%, 11/01/44	$4,160	$4,159,875
County of Franklin Ohio, RB:
Health Care Facilities Improvement, OPRS Communities Obligation Group, Series A, 6.13%, 07/01/40	1,380	1,504,076
Trinity Health Credit Group, Series 2017, 5.00%, 12/01/46	840	940,044
County of Montgomery Ohio, Refunding RB, Catholic Health:
5.00%, 05/01/19(b)	990	1,020,175
Series A, 5.00%, 05/01/39	1,850	1,884,984
State of Ohio, RB, Portsmouth Bypass Project, AMT, 5.00%, 06/30/53	1,685	1,835,993

		20,730,053
Oklahoma — 1.0%
Oklahoma Development Finance Authority, RB, OU Medicine Project, Series B, 5.50%, 08/15/57	2,460	2,729,075
Oklahoma Turnpike Authority, RB, 2nd Series C, 4.00%, 01/01/42	4,115	4,208,698

		6,937,773
Pennsylvania — 3.6%
Allentown Neighborhood Improvement Zone Development Authority, Refunding RB, Series A, 5.00%, 05/01/42	5,250	5,434,327
City of Philadelphia Pennsylvania Airport Revenue, Refunding ARB, AMT, Series B, 5.00%, 07/01/47	945	1,042,014
City of Philadelphia Pennsylvania Hospitals & Higher Education Facilities Authority, RB, Temple University Health System, Series A, 5.63%, 07/01/42	1,325	1,432,087
Commonwealth Financing Authority, RB, Tobacco Master Settlement Payment:
5.00%, 06/01/33	215	240,445
5.00%, 06/01/34	285	316,689
County of Montgomery Higher Education & Health Authority, Refunding RB, Thomas Jefferson University, Series A:
4.00%, 09/01/49	1,185	1,166,206
5.00%, 09/01/43	2,610	2,898,927
Pennsylvania Economic Development Financing Authority, RB:
AMT, 5.00%, 06/30/42	1,765	1,889,309
Aqua Pennsylvania, Inc. Project, Series B, 5.00%, 11/15/40	3,805	3,956,820
Pennsylvania Economic Development Financing Authority, Refunding RB, National Gypsum Co., AMT, 5.50%, 11/01/44	3,210	3,374,352
Pennsylvania Turnpike Commission, RB, Series A, 5.00%, 12/01/44	2,305	2,508,001

		24,259,177
Puerto Rico — 1.1%
Children’s Trust Fund, Refunding RB, Tobacco Settlement Asset-Backed Bonds:
5.50%, 05/15/39	3,870	3,775,727
5.63%, 05/15/43	3,690	3,528,784

		7,304,511
Rhode Island — 2.8%
Central Falls Detention Facility Corp., Refunding RB, 7.25%, 07/15/35(d)(e)	4,155	747,900
Tobacco Settlement Financing Corp., Refunding RB, Series B:
4.50%, 06/01/45	8,215	8,299,122
5.00%, 06/01/50	9,875	10,117,036

		19,164,058

SCHEDULES OF INVESTMENTS	15

Schedule of Investments (continued) April 30, 2018	BlackRock MuniYield Fund, Inc. (MYD) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
South Carolina — 4.3%
State of South Carolina Ports Authority, ARB:
5.25%, 07/01/40	$6,695	$7,094,758
AMT, 5.25%, 07/01/55	2,690	2,971,535
State of South Carolina Public Service Authority, RB, Santee Cooper, Series A, 5.50%, 12/01/54	8,090	8,830,154
State of South Carolina Public Service Authority, Refunding RB, Series E, 5.25%, 12/01/55	9,550	10,388,777

		29,285,224
Tennessee — 0.7%
City of Chattanooga Health Educational & Housing Facility Board, RB, Catholic Health Initiatives, Series A, 5.25%, 01/01/45	2,855	3,032,752
County of Nashville & Davidson Metropolitan Government Health & Educational Facilities Board, RB, Vanderbilt University Medical Center, Series A, 5.00%, 07/01/40	1,440	1,582,503

		4,615,255
Texas — 8.4%
Central Texas Regional Mobility Authority, Refunding RB:
Senior Lien, 6.25%, 01/01/21(b)	4,365	4,817,432
Sub-Lien, 5.00%, 01/01/33	725	782,072
City of Dallas Texas Waterworks & Sewer System Revenue, Refunding RB, 5.00%, 10/01/20(b)	1,415	1,511,064
City of Houston Texas Airport System, RB, AMT, Series B-1, 5.00%, 07/15/30	3,600	3,902,832
City of Houston Texas Airport System, Refunding ARB:
Senior Lien, Series A, 5.50%, 07/01/39	3,100	3,118,104
United Airlines, Inc. Terminal E Project, AMT, 5.00%, 07/01/29	2,200	2,379,916
Clifton Higher Education Finance Corp., RB, Idea Public Schools, 6.00%, 08/15/43	1,525	1,729,868
County of Harris Texas Cultural Education Facilities Finance Corp., RB, 1st Mortgage, Brazos Presbyterian Homes, Inc. Project, Series B:
7.00%, 01/01/23(b)	485	582,626
6.38%, 01/01/33	460	515,375
County of Matagorda Texas Navigation District No. 1, Refunding RB, Central Power & Light Co., Project, Series A, 6.30%, 11/01/29	4,320	4,614,322
La Vernia Higher Education Finance Corp., RB, Kipp, Inc., Series A, 6.38%, 08/15/19(b)	1,000	1,055,500
North Texas Tollway Authority, RB, CAB, Special Project System, Series B, 0.00%, 09/01/31(b)(c)	4,110	1,741,489
North Texas Tollway Authority, Refunding RB, Series A, 5.00%, 01/01/38	1,910	2,087,191
San Antonio Water System, Refunding RB, Junior Lien, Series A, 5.00%, 05/15/48(h)	5,260	5,980,094
Texas Private Activity Bond Surface Transportation Corp., RB, Senior Lien:
LBJ Infrastructure Group LLC, 7.00%, 06/30/40	6,000	6,584,280
NTE Mobility Partners LLC, North Tarrant Express Managed Lanes Project, 6.88%, 12/31/39	6,255	6,724,625
University of Texas System, Refunding RB, Permanent University Fund, Series B, 4.00%, 07/01/41	7,905	8,171,873

		56,298,663
Utah — 0.3%
Salt Lake City Corp. Airport Revenue, ARB, Series A, AMT, 5.00%, 07/01/47	1,920	2,131,315

Virginia — 2.5%
County of Fairfax Virginia IDA, Refunding RB, Health Care-Inova Health(b):
5.50%, 05/15/19	2,195	2,275,666
5.50%, 05/15/19	4,075	4,226,916

Security	Par (000)	Value
Virginia (continued)
Hampton Roads Transportation Accountability Commission, RB, Transportation Fund, Senior Lien, Series A, 5.50%, 07/01/57	$2,330	$2,755,318
Virginia Small Business Financing Authority, RB, Senior Lien, Elizabeth River Crossings OpCo LLC Project, AMT:
5.25%, 01/01/32	3,270	3,553,182
6.00%, 01/01/37	3,900	4,340,037

		17,151,119
Washington — 1.5%
Port of Seattle Washington, ARB, Intermediate Lien, Series C, AMT, 5.00%, 05/01/42	3,120	3,491,311
Port of Seattle Washington, RB, Intermediate Lien, Series C, AMT, 5.00%, 04/01/40	1,565	1,687,586
Washington Health Care Facilities Authority, RB, Catholic Health Initiatives, Series A, 5.75%, 01/01/45	4,745	5,172,762

		10,351,659
Wisconsin — 3.5%
State of Wisconsin, Refunding RB, Series A, 6.00%, 05/01/19(b)	14,300	14,890,876
State of Wisconsin Health & Educational Facilities Authority, RB, Ascension Health Senior Credit Group, Series E, 5.00%, 11/15/33	4,970	5,183,611
Wisconsin Health & Educational Facilities Authority, Refunding RB, Medical College of Wisconsin, Inc., 4.00%, 12/01/46	3,790	3,817,174

		23,891,661
Wyoming — 1.0%
County of Sweetwater Wyoming, Refunding RB, Idaho Power Co. Project, Remarketing, 5.25%, 07/15/26	6,195	6,447,570
Wyoming Municipal Power Agency, Inc., RB, Series A, 5.00%, 01/01/19(b)	595	607,335

		7,054,905

Total Municipal Bonds — 119.4% (Cost — $758,493,939)		805,040,723

Municipal Bonds Transferred to Tender Option Bond Trusts(i)

California — 9.1%
Bay Area Toll Authority, Refunding RB, San Francisco Bay Area:
Toll Bridge, 4.00%, 04/01/42(j)	6,496	6,722,510
Series F-1, 5.63%, 04/01/19(b)	6,582	6,814,363
California Educational Facilities Authority, RB, University of Southern California, Series B, 5.25%, 10/01/18(b)(j)	5,308	5,384,901
City & County of San Francisco California Public Utilities Commission, RB, Water Revenue, Series B, 5.00%, 11/01/19(b)	19,080	19,979,304
City of Los Angeles California Department of Airports, Refunding ARB, Los Angeles International Airport, Senior Series A, 5.00%, 05/15/40	11,973	12,696,426
Sacramento Area Flood Control Agency, Refunding, Consolidated Capital Assessment District No. 2 Bonds, 5.00%, 10/01/47	6,494	7,370,385
San Diego California Community College District, GO, Election of 2002, 5.25%, 08/01/19(b)	2,154	2,245,257

		61,213,146
Colorado — 2.6%
Colorado Health Facilities Authority, RB, Catholic Health, Series C-7 (AGM), 5.00%, 09/01/36(b)	4,800	4,800,000
Colorado Health Facilities Authority, Refunding RB, Catholic Health Initiatives, Series A, 5.50%, 07/01/34(j)	4,299	4,434,977

16	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) April 30, 2018	BlackRock MuniYield Fund, Inc. (MYD) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Colorado (continued)
County of Adams Colorado, COP, Refunding, 4.00%, 12/01/45	$7,820	$7,988,404

		17,223,381
Florida — 1.8%
County of Miami-Dade Florida, RB, Water & Sewer System, 5.00%, 10/01/20(b)	11,448	12,245,924

Georgia — 1.0%
Private Colleges & Universities Authority, Refunding RB, Emory University, Series C, 5.00%, 09/01/18(b)	6,398	6,466,019

Massachusetts — 1.4%
Commonwealth of Massachusetts Transportation Fund Revenue, RB, Rail Enhancement Program, Series A, 4.00%, 06/01/45	4,333	4,423,889
Massachusetts School Building Authority, RB, Senior, Series B, 5.00%, 10/15/41	4,607	4,958,670

		9,382,559
New Hampshire — 0.6%
New Hampshire Health & Education Facilities Authority, RB, Dartmouth College, 5.25%, 06/01/19(b)(j)	4,049	4,194,361

New York — 9.2%
City of New York New York Municipal Water Finance Authority, Refunding RB, Water & Sewer System, 2nd General Resolution, Series FF-2, 5.50%, 06/15/40	3,195	3,323,173
Hudson Yards Infrastructure Corp., RB, Fiscal 2012, Series A, 5.75%, 02/15/47(j)	3,260	3,558,133
Metropolitan Transportation Authority, Refunding RB, Series C-1, 5.25%, 11/15/56	9,939	11,197,487
New York Liberty Development Corp., ARB, 1 World Trade Center Port Authority Consolidated Bonds, 5.25%, 12/15/43	21,629	23,564,847
New York Liberty Development Corp., Refunding RB, 4 World Trade Center Project, 5.75%, 11/15/51(j)	13,081	14,473,733
Port Authority of New York & New Jersey, Refunding ARB, 194th Series, 5.25%, 10/15/55	5,400	6,043,698

		62,161,071
North Carolina — 1.4%
North Carolina Capital Facilities Finance Agency, Refunding RB:
Duke University Project, Series B, 5.00%, 10/01/55	5,290	5,894,012
Wake Forest University, 5.00%, 01/01/19(b)	3,120	3,184,912

		9,078,924
Ohio — 4.2%
State of Ohio, Refunding RB, Cleveland Clinic Health System Obligated Group, Series A, 5.50%, 01/01/19(b)	27,896	28,560,188

Pennsylvania — 0.8%
Pennsylvania Turnpike Commission, RB, Sub-Series A, 5.50%, 12/01/42	4,877	5,554,198

Rhode Island — 0.5%
Narragansett Bay Commission, Refunding RB, Wastewater System, Series A, 4.00%, 09/01/43	3,272	3,305,049

Texas — 4.4%
City of San Antonio Texas Electric and Gas Systems, RB, Junior Lien, 5.00%, 02/01/43	5,060	5,459,677
County of Harris Texas Metropolitan Transit Authority, Refunding RB, Series A, 5.00%, 11/01/41	6,920	7,469,448
Lower Colorado River Authority, Refunding RB, LCRA Transmission Services Corporation Project, 4.00%, 05/15/43	4,335	4,359,059

Security	Par (000)	Value
Texas (continued)
San Antonio Public Facilities Corp., Refunding RB, Convention Center Refinancing And Expansion Project, 4.00%, 09/15/42	$5,700	$5,747,329
University of Texas, Refunding RB, Financing System, Series B, 5.00%, 08/15/43	6,243	6,857,612

		29,893,125
Utah — 1.1%
City of Riverton Utah, RB, IHC Health Services, Inc., 5.00%, 08/15/41	7,303	7,573,963

Virginia — 2.5%
University of Virginia, Refunding RB, General, 5.00%, 06/01/18(b)	10,618	10,645,360
Virginia Small Business Financing Authority, Refunding RB, Sentara Healthcare, 5.00%, 11/01/40	6,075	6,391,292

		17,036,652
Wisconsin — 1.8%
Wisconsin Health & Educational Facilities Authority, Refunding RB, Froedtert & Community Health, Inc., Obligated Group, Series C, 5.25%, 04/01/19(b)(j)	11,456	11,809,622

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 42.4% (Cost — $277,356,388)		285,698,182

Total Long-Term Investments — 161.8% (Cost — $1,035,850,327)		1,090,738,905

	Shares
Short-Term Securities — 0.5%
BlackRock Liquidity Funds, MuniCash, Institutional Class, 1.48%(k)(l)	3,484,552	3,484,552

Total Short-Term Securities — 0.5% (Cost — $3,484,552)		3,484,552

Total Investments — 162.3% (Cost — $1,039,334,879)		1,094,223,457
Liabilities in Excess of Other Assets — (0.2)%		(1,314,759)
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (24.9)%		(167,799,557)
VRDP Shares at Liquidation Value, Net of Deferred Offering Costs — (37.2)%		(251,032,378)

Net Assets Applicable to Common Shares — 100.0%		$674,076,763

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.
(b)	U.S. Government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.
(c)	Zero-coupon bond.
(d)	Non-income producing security.
(e)	Issuer filed for bankruptcy and/or is in default.
(f)	Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.
(g)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.
(h)	When-issued security.
(i)	Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

SCHEDULES OF INVESTMENTS	17

Schedule of Investments (continued) April 30, 2018	BlackRock MuniYield Fund, Inc. (MYD)

(j)	All or a portion of security is subject to a recourse agreement. The aggregate maximum potential amount the Fund could ultimately be required to pay under the agreements, which expire between May 7, 2018 to April 1, 2025, is $28,449,394. See Note 4 of the Notes to Financial Statements for details.
(k)	Annualized 7-day yield as of period end.
(l)	During the year ended April 30, 2018, investments in issuers considered to be an affiliate of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated	Shares Held at 04/30/17	Net Activity	Shares Held at 04/30/18	Value at 04/30/18	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, MuniCash, Institutional Class	1,666,834	1,817,718	3,484,552	$3,484,552	$48,072	$3,127	$(167)

(a)	Includes net capital gain distributions, if applicable.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Short Contracts:
10-Year U.S. Treasury Note	67	06/20/18	$8,015	$41,564
Long U.S. Treasury Bond	136	06/20/18	19,563	(16,496)
5-Year U.S. Treasury Note	36	06/29/18	4,086	18,356

				$43,424

Derivative Financial Instruments Categorized by Risk Exposure

As of year end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Net unrealized appreciation(a)	$—	$—	$—	$—	$59,920	$—	$59,920

Liabilities — Derivative Financial Instruments
Futures contracts
Net unrealized depreciation(a)	$—	$—	$—	$—	$16,496	$—	$16,496

(a)	Includes cumulative appreciation (depreciation) on futures contracts, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

For the year ended April 30, 2018, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$1,606,042	$—	$1,606,042

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$718,564	$—	$718,564

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$44,624,941

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

18	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) April 30, 2018	BlackRock MuniYield Fund, Inc. (MYD)

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments(a)	$—	$1,090,738,905	$—	$1,090,738,905
Short-Term Securities	3,484,552	—	—	3,484,552

	$3,484,552	$1,090,738,905	$—	$1,094,223,457

Derivative Financial Instruments(b)
Assets:
Interest rate contracts	$59,920	$—	$—	$59,920
Liabilities:
Interest rate contracts	(16,496)	—	—	(16,496)

	$43,424	$—	$—	$43,424

(a)	See above Schedule of Investments for values in each state or political subdivision.
(b)	Derivative financial instruments are futures contracts which valued at the unrealized appreciation (depreciation) on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of year end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities:
TOB Trust Certificates	$—	$(167,149,960)	$—	$(167,149,960)
VRDP Shares at Liquidation Value	—	(251,400,000)	—	(251,400,000)

	$—	$(418,549,960)	$—	$(418,549,960)

During the year ended April 30, 2018, there were no transfers between levels.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	19

Schedule of Investments April 30, 2018	BlackRock MuniYield Quality Fund, Inc. (MQY) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Municipal Bonds — 117.1%

Alabama — 0.6%
County of Tuscaloosa Board of Education, RB, Special Tax School Warrants, 5.00%, 02/01/43	$1,215	$1,359,014
Homewood Educational Building Authority, Refunding RB, Educational Facilities, Samford University, Series A, 5.00%, 12/01/34	1,145	1,271,946

		2,630,960
Alaska — 1.3%
Alaska Industrial Development & Export Authority, RB, Providence Health Services, Series A, 5.50%, 10/01/41	1,400	1,514,618
Borough of Matanuska-Susitna Alaska, RB, Goose Creek Correctional Center (AGC), 6.00%, 09/01/19(a)	4,425	4,662,711

		6,177,329
Arizona — 1.0%
County of Maricopa Arizona IDA, Refunding RB, Banner Health Obligation Group, Series A, 4.00%, 01/01/41	2,680	2,733,788
State of Arizona, COP, Department of Administration, Series A (AGM):
5.00%, 10/01/27	1,525	1,585,832
5.25%, 10/01/28	250	260,945

		4,580,565
California — 17.2%
Cabrillo Community College District, GO, CAB, Election of 2004, Series B (NPFGC), 0.00%, 08/01/38(b)	7,405	2,798,942
California Health Facilities Financing Authority, RB:
St. Joseph Health System, Series A, 5.75%, 07/01/39	775	809,348
Sutter Health, Series A, 4.00%, 11/15/42	315	319,744
Sutter Health, Series B, 5.88%, 08/15/20(a)	1,500	1,633,785
California Health Facilities Financing Authority, Refunding RB, Kaiser Permanente, Sub-Series A-2, 5.00%, 11/01/47	1,770	2,259,830
California Statewide Communities Development Authority, RB, Kaiser Permanente, Series A, 5.00%, 04/01/42	2,000	2,168,180
Carlsbad California Unified School District, GO, Election of 2006, Series B, 0.00%, 05/01/34(c)	5,000	5,593,650
City & County of San Francisco California Airports Commission, Refunding ARB, Series A, AMT, 5.00%, 05/01/42	220	246,182
City of San Jose California, Refunding ARB, Norman Y Mineta San Jose International Airport SJC, AMT:
Series A, 5.00%, 03/01/36	565	633,890
Series A, 5.00%, 03/01/37	620	694,592
Series A-1, 5.75%, 03/01/34	1,150	1,250,165
Coast Community College District, GO, CAB, Election of 2002, Series C (AGM), 5.00%, 08/01/18(a)	2,800	2,823,100
County of San Diego California Water Authority, COP, Refunding, Series A (AGM), 5.00%, 05/01/18(a)	3,000	3,000,000
County of San Joaquin California Transportation Authority, Refunding RB, Limited Tax, Measure K, Series A, 6.00%, 03/01/21(a)	900	1,000,143
El Monte Union High School District, GO, Series C (AGM), 5.25%, 06/01/18(a)	5,110	5,124,768
Grossmont California Union High School District, GO, CAB, Election of 2004, 0.00%, 08/01/31(b)	5,000	3,174,050
Grossmont-Cuyamaca Community College District, GO, Refunding CAB, Election of 2002, Series C (AGC), 0.00%, 08/01/30(b)	10,030	6,669,148
Hartnell Community College District California, GO, CAB, Election of 2002, Series D, 0.00%, 08/01/34(c)	4,125	4,261,785
Mount San Antonio Community College District, GO, Refunding, CAB, Election of 2008, Series A, 0.00%, 08/01/43(c)	1,945	1,554,074
Poway Unified School District, GO, Refunding, CAB, School Facilities Improvement, Election of 2008, Series B, 0.00%, 08/01/36(b)	5,000	2,475,500

Security	Par (000)	Value
California (continued)
Rio Hondo Community College District California, GO, CAB, Election of 2004, Series C, 0.00%, 08/01/37(b)	$4,005	$1,915,151
San Bernardino Community College District, GO, CAB, Election of 2008, Series B, 0.00%, 08/01/34(c)	10,000	11,278,800
San Diego California Unified School District, GO, Election of 2008(b):
CAB, Series C, 0.00%, 07/01/38	2,200	1,009,690
CAB, Series G, 0.00%, 07/01/34	900	424,233
CAB, Series G, 0.00%, 07/01/35	950	421,021
CAB, Series G, 0.00%, 07/01/36	1,430	595,881
CAB, Series G, 0.00%, 07/01/37	950	372,334
San Diego California Unified School District, GO, Refunding, CAB, Series R-1, 0.00%, 07/01/31(b)	1,725	1,093,926
San Marcos Unified School District, GO, Election of 2010, Series A(a):
5.00%, 08/01/21	900	987,129
5.00%, 08/01/21	760	833,576
State of California, GO, 5.50%, 04/01/28	5	5,015
State of California, GO, Refunding, Various Purposes:
5.00%, 09/01/41	2,300	2,498,697
5.00%, 10/01/41	1,300	1,415,921
State of California, GO, Various Purposes, 5.00%, 04/01/42	1,500	1,631,370
Yosemite Community College District, GO, CAB, Election of 2004, Series D, 0.00%, 08/01/36(b)	15,000	7,628,550

		80,602,170
Colorado — 0.6%
Regional Transportation District, COP, Refunding, Series A, 5.38%, 06/01/31	1,885	2,000,871
Regional Transportation District, COP, Series A, 5.00%, 06/01/39	540	586,548

		2,587,419
Connecticut — 0.3%
Connecticut Housing Finance Authority, Refunding RB, S/F Housing:
Sub-Series A-1, 3.85%, 11/15/43	805	794,672
Sub-Series B-1, 4.00%, 05/15/45	730	732,745

		1,527,417
Florida — 12.5%
Central Florida Expressway Authority, Refunding RB, Senior Lien, 4.00%, 07/01/41	570	577,404
County of Brevard Florida Health Facilities Authority, Refunding RB, Health First, Inc. Project, 5.00%, 04/01/39	2,175	2,340,626
County of Broward Florida Airport System, ARB, AMT, 5.00%, 10/01/47	4,300	4,784,223
County of Hillsborough Florida Aviation Authority, RB, Series A, AMT (AGC), 5.38%, 10/01/33	2,700	2,736,639
County of Highlands Florida Health Facilities Authority, RB, Adventist Health System/Sunbelt Obligated Group, 6.00%, 11/15/37	1,250	1,331,938
County of Lee Florida, Refunding ARB, Series A, AMT:
5.63%, 10/01/26	1,280	1,396,070
5.38%, 10/01/32	1,700	1,835,881
County of Miami-Dade Florida, GO, Building Better Communities Program, Series B, 6.38%, 07/01/18(a)	3,300	3,324,849
County of Miami-Dade Florida, RB, Seaport:
Department, Series A, 6.00%, 10/01/38	2,755	3,153,263
Department, Series B, AMT, 6.25%, 10/01/38	560	647,881
Department, Series B, AMT, 6.00%, 10/01/42	895	1,023,415
Series B, AMT, 6.00%, 10/01/30	870	990,182
County of Miami-Dade Florida, Refunding RB, 4.00%, 10/01/40	1,220	1,247,999

20	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) April 30, 2018	BlackRock MuniYield Quality Fund, Inc. (MQY) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Florida (continued)
County of Miami-Dade Florida Aviation, Refunding ARB:
AMT, 5.00%, 10/01/34	$260	$287,412
Series A, 5.50%, 10/01/36	6,490	6,797,561
Series A, AMT, 5.00%, 10/01/32	3,550	3,844,437
County of Miami-Dade Florida Aviation, Refunding RB, Series B, AMT, 5.00%, 10/01/40	3,430	3,816,252
County of Miami-Dade Florida Educational Facilities Authority, RB, University of Miami, Series A, 5.00%, 04/01/40	3,600	3,952,152
County of Miami-Dade Florida Water & Sewer System Revenue, Refunding RB, System-Series A, 4.00%, 10/01/44	1,200	1,222,620
County of Orange Florida Health Facilities Authority, Refunding RB, Presbyterian Retirement Communities Project:
5.00%, 08/01/41	765	831,700
5.00%, 08/01/47	2,225	2,412,278
County of Palm Beach Florida Solid Waste Authority, Refunding RB, Series B:
5.00%, 10/01/21(a)	45	49,168
5.00%, 10/01/31	2,780	3,025,029
County of Putnam Florida Development Authority, Refunding RB, Seminole Project, Series A, 5.00%, 03/15/42	715	794,615
County of Sarasota Florida Public Hospital District, RB, Sarasota Memorial Hospital Project, Series A, 5.63%, 07/01/39	375	388,654
Florida Ports Financing Commission, Refunding RB, State Transportation Trust Fund, Series B, AMT:
5.13%, 06/01/27	1,395	1,510,227
5.38%, 10/01/29	1,900	2,084,167
Reedy Creek Improvement District, GO, Series A, 5.25%, 06/01/33	1,620	1,826,340

		58,232,982
Georgia — 0.8%
County of Gainesville Georgia & Hall Hospital Authority, Refunding RB, Northeast Georgia Health System, Inc. Project, Series A, 5.50%, 08/15/54	680	776,472
County of LaGrange-Troup Hospital Authority, Refunding RB, Revenue Anticipation Certificates, 4.00%, 04/01/47	1,730	1,675,159
Private Colleges & Universities Authority, RB, Savannah College of Art & Design:
5.00%, 04/01/33	190	206,900
5.00%, 04/01/44	855	918,689

		3,577,220
Illinois — 14.6%
City of Chicago Illinois, Refunding GARB, Series B:
O’Hare International Airport, Senior Lien, 5.00%, 01/01/41	3,800	4,164,040
O’Hare International Airport, Passenger Facility Charge, AMT, 5.00%, 01/01/31	2,500	2,647,200
City of Chicago Illinois Midway International Airport, Refunding ARB, 2nd Lien, Series A, AMT, 5.00%, 01/01/34	1,475	1,597,174
City of Chicago Illinois O’Hare International Airport, ARB, Senior Lien, Series D, 5.25%, 01/01/42	3,985	4,508,470
City of Chicago Illinois O’Hare International Airport, GARB:
3rd Lien, Series A, 5.75%, 01/01/21(a)	4,615	5,046,502
3rd Lien, Series A, 5.75%, 01/01/39	885	959,358
Senior Lien, Series D, AMT, 5.00%, 01/01/42	315	342,666
City of Chicago Illinois O’Hare International Airport, Refunding GARB, Senior Lien, Series C, AMT, 5.38%, 01/01/39	4,090	4,437,323
City of Chicago Illinois Transit Authority, RB:
5.25%, 12/01/49	710	778,515
Sales Tax Receipts, 5.25%, 12/01/36	840	898,968
County of Cook Illinois Forest Preserve District, GO, Refunding, Limited Tax Project, Series B, 5.00%, 12/15/37	280	293,997
Illinois Finance Authority, RB, Carle Foundation, Series A, 5.75%, 08/15/34	850	935,179

Security	Par (000)	Value
Illinois (continued)
Illinois Finance Authority, Refunding RB:
Silver Cross Hospital & Medical Centers, Series C, 4.13%, 08/15/37	$1,690	$1,684,338
Silver Cross Hospital & Medical Centers, Series C, 5.00%, 08/15/44	470	494,868
University of Chicago Medical Center, Series B, 4.00%, 08/15/41	1,100	1,086,800
Illinois Sports Facilities Authority, RB, State Tax Supported (AMBAC), 5.50%, 06/15/30	17,800	17,830,438
Metropolitan Pier & Exposition Authority, RB, (NPFGC)(b):
0.00%, 06/15/30(e)	800	559,648
0.00%, 06/15/30	14,205	8,205,376
Metropolitan Pier & Exposition Authority, Refunding RB, CAB, McCormick Place Expansion Project, Series B (AGM), 0.00%, 06/15/44(b)	4,625	1,346,708
Railsplitter Tobacco Settlement Authority, RB, 6.00%, 06/01/21(a)	900	1,003,302
Regional Transportation Authority, RB, Series B (NPFGC), 5.75%, 06/01/33	3,200	3,994,528
State of Illinois, GO:
5.25%, 02/01/33	1,140	1,166,562
5.50%, 07/01/33	1,100	1,137,818
5.25%, 02/01/34	1,140	1,165,411
5.50%, 07/01/38	1,840	1,893,930

		68,179,119
Indiana — 2.2%
Indiana Finance Authority, RB, Series A:
CWA Authority Project, 1st Lien, 5.25%, 10/01/38	1,400	1,526,644
Private Activity Bond, Ohio River Bridges East End Crossing Project, AMT, 5.00%, 07/01/44	690	734,781
Indiana Health & Educational Facilities Financing Authority, Refunding RB, Ascension Senior Credit Group, 5.00%, 11/15/46	2,625	2,969,190
Indianapolis Local Public Improvement Bond Bank, Refunding RB, Waterworks Project, Series A:
5.75%, 01/01/19(a)	255	261,714
5.75%, 01/01/38	1,045	1,070,195
(AGC), 5.25%, 01/01/19(a)	460	470,598
(AGC), 5.25%, 01/01/29	1,890	1,931,901
State of Indiana Finance Authority, RB, Private Activity Bond, Ohio River Bridges, Series A, AMT, 5.00%, 07/01/40	1,190	1,270,123

		10,235,146
Iowa — 2.6%
Iowa Finance Authority, RB, Iowa Health Care Facilities, Series A (AGC), 5.63%, 08/15/19(a)	7,700	8,059,436
Iowa Student Loan Liquidity Corp., RB, Senior Series A-2, AMT:
5.60%, 12/01/26	1,050	1,097,722
5.70%, 12/01/27	1,050	1,092,620
5.80%, 12/01/29	710	738,194
5.85%, 12/01/30	960	998,717

		11,986,689
Louisiana — 2.7%
City of New Orleans Louisiana Aviation Board, ARB, Series B, AMT, 5.00%, 01/01/40	2,260	2,441,704
Jefferson Sales Tax District, RB, Series B (AGM):
5.00%, 12/01/34	330	374,590
5.00%, 12/01/35	440	498,679
5.00%, 12/01/36	395	446,642
5.00%, 12/01/37	495	559,716
Louisiana Local Government Environmental Facilities & Community Development Authority, RB, East Baton Rouge Sewerage Commission Projects, Series A, 5.00%, 02/01/44	4,015	4,380,445

SCHEDULES OF INVESTMENTS	21

Schedule of Investments (continued) April 30, 2018	BlackRock MuniYield Quality Fund, Inc. (MQY) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Louisiana (continued)
Louisiana Public Facilities Authority, Refunding RB, Christus Health, Series B (AGC), 6.50%, 07/01/30	$1,800	$1,851,264
State of Louisiana Gasoline & Fuels Tax Revenue, Refunding RB, First Lien, Series A, 4.00%, 05/01/41	2,085	2,121,967

		12,675,007
Maine — 0.2%
Maine State Housing Authority, RB, Series D-1, 3.65%, 11/15/42	890	863,273

Maryland — 0.4%
State of Maryland Stadium Authority Revenue, RB, Construction & Revitalization, 5.00%, 05/01/36	1,690	1,929,862

Massachusetts — 2.1%
Massachusetts Development Finance Agency, RB, Emerson College Issue, Series A, 5.00%, 01/01/47	2,855	3,077,348
Massachusetts Development Finance Agency, Refunding RB, Partners Health Care System, 4.00%, 07/01/41	1,265	1,279,117
Massachusetts HFA, Refunding RB, AMT:
Series A, 4.45%, 12/01/42	1,090	1,126,319
Series C, 5.00%, 12/01/30	1,190	1,209,504
Series C, 5.35%, 12/01/42	610	621,029
Massachusetts Port Authority, Refunding ARB, Series A, AMT, 5.00%, 07/01/47	475	528,062
Massachusetts School Building Authority, RB, Dedicated Sales Tax, Senior Series A, 5.00%, 05/15/43	1,720	1,890,641

		9,732,020
Michigan — 5.6%
City of Detroit Michigan Sewage Disposal System, Refunding RB, 2nd Lien, Series E (BHAC), 5.75%, 07/01/18(a)	8,300	8,353,369
City of Detroit Michigan Water Supply System Revenue, RB, Senior Lien, Series A, 5.25%, 07/01/41	1,000	1,073,650
City of Lansing Michigan, RB, Board of Water & Light Utilities System, Series A, 5.50%, 07/01/41	2,500	2,736,275
Michigan Finance Authority, Refunding RB:
Henry Ford Health System, 3.25%, 11/15/42	615	528,599
Trinity Health Credit Group, 5.00%, 12/01/21(a)	25	27,406
Michigan State Hospital Finance Authority, Refunding RB, Ascension Senior Credit Group, 4.00%, 11/15/47	820	824,116
Royal Oak Hospital Finance Authority Michigan, Refunding RB:
Beaumont Health Credit Group, Series D, 5.00%, 09/01/39	1,470	1,592,569
William Beaumont Hospital, Series V, 8.25%, 09/01/18(a)	3,510	3,584,342
State of Michigan Building Authority, Refunding RB, Facilities Program:
Series I-A, 5.38%, 10/15/36	1,200	1,321,788
Series I-A, 5.38%, 10/15/41	1,000	1,095,570
Series II-A (AGM), 5.25%, 10/15/36	4,270	4,685,770
Western Michigan University, Refunding RB, General, University and College Improvements (AGM), 5.00%, 11/15/39	520	576,035

		26,399,489
Minnesota — 0.6%
City of Minneapolis Minnesota, Refunding RB, Fairview Health Services, Series B (AGC):
6.50%, 11/15/18(a)	415	425,425
6.50%, 11/15/38	2,285	2,341,896

		2,767,321
Mississippi — 0.1%
Mississippi State University Educational Building Corp., Refunding RB, Mississippi State University Faciliities Refinancing, Series A, 4.00%, 08/01/43	550	562,364

Security	Par (000)	Value
Nebraska — 0.2%
Central Plains Nebraska Energy Project, RB, Gas Project No. 3, 5.25%, 09/01/37	$1,000	$1,098,800

Nevada — 0.6%
City of Las Vegas Nevada, GO, Limited Tax, Performing Arts Center, 6.00%, 04/01/19(a)	1,150	1,193,136
County of Clark Nevada, ARB, Las Vegas-McCarran International Airport, Series A, 5.25%, 07/01/42	1,500	1,575,060

		2,768,196
New Hampshire — 0.5%
New Hampshire Housing Finance Authority, RB, Cimarron, Whittier Falls & Marshall (FHA), 4.00%, 07/01/52	2,200	2,191,772

New Jersey — 7.6%
New Jersey EDA, RB:
Goethals Bridge Replacement Project, AMT, Private Activity Bond, 5.38%, 01/01/43	1,220	1,329,349
Goethals Bridge Replacement Project, AMT, Private Activity Bond, 5.13%, 01/01/34	935	1,017,420
Series WW, 5.25%, 06/15/33	215	231,359
Series WW, 5.00%, 06/15/34	280	295,235
Series WW, 5.00%, 06/15/36	1,280	1,348,032
Series WW, 5.25%, 06/15/40	490	522,595
New Jersey EDA, Refunding RB, Sub-Series A, 4.00%, 07/01/32	785	779,097
New Jersey Higher Education Student Assistance Authority, Refunding RB, Series 1, AMT:
5.50%, 12/01/25	480	513,864
5.75%, 12/01/27	225	241,499
5.75%, 12/01/28	245	262,625
5.88%, 12/01/33	1,980	2,136,202
New Jersey Housing & Mortgage Finance Agency, Refunding RB, M/F Housing, Series 2, AMT, 4.35%, 11/01/33	1,225	1,260,782
New Jersey Transportation Trust Fund Authority, RB:
Transportation Program, Series AA, 5.25%, 06/15/33	2,035	2,157,405
Transportation Program, Series AA, 5.00%, 06/15/38	2,440	2,550,971
Transportation System, CAB, Series A, 0.00%, 12/15/29(b)	7,530	4,484,717
Transportation System, Series A, 5.50%, 06/15/41	1,605	1,674,384
Transportation System, Series A (NPFGC), 5.75%, 06/15/25	2,000	2,326,480
Transportation System, Series AA, 5.50%, 06/15/39	3,565	3,808,454
Transportation System, Series B, 5.50%, 06/15/31	2,750	2,912,745
Transportation System, Series B, 5.00%, 06/15/42	725	745,605
Transportation System, Series D, 5.00%, 06/15/32	875	928,541
South Jersey Port Corp., ARB, Marine Terminal, Series B, AMT, 5.00%, 01/01/42	540	577,093
Tobacco Settlement Financing Corp., Refunding RB, Series A:
5.00%, 06/01/46	2,540	2,742,362
5.25%, 06/01/46	560	621,953

		35,468,769
New Mexico — 0.1%
New Mexico Hospital Equipment Loan Council, Refunding RB, Presbyterian Healthcare Services, 5.00%, 08/01/44	500	551,655

New York — 4.3%
City of New York New York Transitional Finance Authority, RB, Series S-3, 4.00%, 07/15/46	1,550	1,581,217
City of New York New York Transitional Finance Authority, Refunding RB, Future Tax Secured, Series B, 5.00%, 11/01/32	5,520	6,096,122
Hudson Yards Infrastructure Corp., RB, Senior, Fiscal 2012:
5.75%, 02/15/21(a)	615	676,998
5.75%, 02/15/47	385	416,293

22	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) April 30, 2018	BlackRock MuniYield Quality Fund, Inc. (MQY) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
New York (continued)
Metropolitan Transportation Authority, Refunding RB, Series B, 5.00%, 11/15/37	$1,900	$2,137,063
New York Transportation Development Corp., ARB, LaGuardia Airport Terminal B Redevelopment Project, Series A, AMT, 5.25%, 01/01/50	2,855	3,086,940
State of New York Dormitory Authority, RB, Education, Series B, 5.75%, 03/15/19(a)	2,000	2,068,500
State of New York HFA, RB, M/F Housing, Series B:
Affordable Housing, AMT, 5.30%, 11/01/37	3,350	3,353,618
Green Bond, 3.88%, 11/01/48	810	806,404

		20,223,155
Ohio — 1.3%
County of Allen Ohio Hospital Facilities Revenue, Refunding RB, Series A, 4.00%, 08/01/38	2,165	2,166,624
County of Butler Ohio, Refunding RB, UC Health, 4.00%, 11/15/37	635	639,001
County of Lucas Ohio, Refunding RB, Promedica Healthcare, Series A, 6.50%, 11/15/21(a)	725	829,697
State of Ohio Turnpike Commission, RB, Junior Lien, Infrastructure Projects, Series A-1:
5.25%, 02/15/32	950	1,051,745
5.25%, 02/15/33	1,325	1,463,780

		6,150,847
Oregon — 1.5%
Counties of Washington & Multnomah Oregon School District No. 48J Beaverton, GO, Convertible CAB, Series D, 0.00%, 06/15/36(c)	1,145	1,292,350
County of Clackamas Community College District, GO, Convertible Deferred Interest Bonds, Series A, 0.00%, 06/15/39(c)	605	617,015
County of Clackamas Oregon School District No. 12 North Clackamas, GO, CAB, Series A, 0.00%, 06/15/38(b)	1,360	587,262
State of Oregon, GO, Refunding, Veteran’s Welfare Series 100th, 3.65%, 06/01/42	850	831,292
State of Oregon Housing & Community Services Department, RB, Series D, 3.45%, 01/01/38	3,885	3,760,602

		7,088,521
Pennsylvania — 10.2%
Commonwealth Financing Authority, RB, Tobacco Master Settlement Payment:
5.00%, 06/01/33	305	341,097
5.00%, 06/01/34	540	600,043
5.00%, 06/01/35	1,025	1,136,243
(AGM), 4.00%, 06/01/39	1,445	1,449,725
County of Berks IDA, Refunding RB, Tower Health Project, 4.00%, 11/01/39	430	430,000
County of Montgomery Higher Education & Health Authority, Refunding RB, Thomas Jefferson University, Series A, 4.00%, 09/01/49	885	870,964
Pennsylvania Economic Development Financing Authority, RB:
AMT, 5.00%, 06/30/42	1,420	1,520,010
Pennsylvania Bridge Finco LP, AMT, 5.00%, 12/31/34	3,420	3,712,991
Pennsylvania Bridge Finco LP, 5.00%, 12/31/38	11,890	12,804,698
Pennsylvania Economic Development Financing Authority, Refunding RB, Series A, 4.00%, 11/15/42	795	802,537
Pennsylvania Higher Educational Facilities Authority, Refunding RB, Thomas Jefferson University, Series A, 5.25%, 09/01/50	4,575	5,051,623
Pennsylvania Turnpike Commission, RB:
Series A, 5.00%, 12/01/38	860	940,496
Series A-1, 5.00%, 12/01/41	1,125	1,239,525
Series B, 5.00%, 12/01/40	440	484,832

Security	Par (000)	Value
Pennsylvania (continued)
Series C, 5.50%, 12/01/23(a)	$760	$882,352
Sub-Series B-1, 5.00%, 06/01/42	1,965	2,144,601
Subordinate, Special Motor License Fund, 5.50%, 12/01/20(a)	6,700	7,272,716
Subordinate, Special Motor License Fund, 6.00%, 12/01/20(a)	775	850,927
Pennsylvania Turnpike Commission, Refunding RB:
Motor Licenced Fund Enhancement, Third Series, 4.00%, 12/01/38	2,845	2,876,579
Series A-1, 5.00%, 12/01/40	1,040	1,143,220
Philadelphia School District, GO, Refunding, Series F, 5.00%, 09/01/38	425	466,833
State Public School Building Authority, RB, The School District of Philadelphia Project, 5.00%, 04/01/32	500	525,700

		47,547,712
Rhode Island — 1.5%
Tobacco Settlement Financing Corp., Refunding RB, Series B, 4.50%, 06/01/45	7,180	7,253,523

South Carolina — 5.6%
County of Charleston South Carolina Airport District, ARB, Series A, AMT:
5.50%, 07/01/38	1,500	1,657,680
5.50%, 07/01/41	2,725	3,007,364
South Carolina Jobs EDA, Refunding RB, Palmetto Health, Series A (AGM), 6.50%, 08/01/21(a)	320	361,914
South Carolina Transportation Infrastructure Bank, RB, Series A, 5.25%, 10/01/19(a)	2,500	2,614,450
State of South Carolina Ports Authority, RB, AMT, 5.25%, 07/01/50	3,160	3,490,726
State of South Carolina Public Service Authority, RB, Santee Cooper:
Series A, 5.50%, 12/01/54	9,985	10,898,528
Series E, 5.50%, 12/01/53	985	1,074,142
State of South Carolina Public Service Authority, Refunding RB, Santee Cooper, Series B, 5.00%, 12/01/38	2,850	3,036,675

		26,141,479
South Dakota — 0.4%
South Dakota Health & Educational Facilities Authority, Refunding RB, Avera Health Issue, 4.00%, 07/01/37	1,690	1,709,351

Texas — 13.0%
Bell County Health Facility Development Corp., RB, Lutheran General Health Care System, 6.50%, 07/01/19(e)	530	545,656
City of Arlington Texas, Special Tax Bonds, Series A (AGM), 5.00%, 02/15/43	1,000	1,122,460
City of Houston Texas Combined Utility System Revenue, Refunding RB, Combined 1st Lien, Series A (AGC):
6.00%, 05/15/19(a)	2,700	2,813,022
6.00%, 11/15/35	150	156,437
City of San Antonio Texas Electric & Gas Revenue, Refunding RB, 5.00%, 02/01/42	2,650	2,998,342
City of San Antonio Texas Electric & Gas Revenue, RB, Junior Lien, 5.00%, 02/01/38	760	825,352
County of Midland Texas Fresh Water Supply District No. 1, RB, CAB, City of Midland Project, Series A, 0.00%, 09/15/36(b)	2,870	1,334,005
County of Tarrant Texas Cultural Education Facilities Finance Corp., Refunding RB, Cook Children’s Medical Center, 5.25%, 12/01/39	1,100	1,214,378
Dallas Texas Area Rapid Transit, Refunding RB, Series A, 5.00%, 12/01/48	4,340	4,824,995
Dallas-Fort Worth International Airport, ARB, Joint Improvement, Series D, AMT:
5.00%, 11/01/38	8,550	9,128,407
5.00%, 11/01/42	1,500	1,598,385

SCHEDULES OF INVESTMENTS	23

Schedule of Investments (continued) April 30, 2018	BlackRock MuniYield Quality Fund, Inc. (MQY) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Texas (continued)
Dallas-Fort Worth International Airport, Refunding ARB, Series F, 5.25%, 11/01/33	$1,325	$1,492,215
Grand Parkway Transportation Corp., RB, Convertible CAB, Series B, 0.00%, 10/01/46(c)	2,870	2,622,348
Leander ISD, GO, Refunding, CAB, Series D (PSF-GTD), 0.00%, 08/15/38(b)	4,665	1,910,084
Lone Star College System, GO, 5.00%, 08/15/18(a)	4,800	4,844,976
North Texas Tollway Authority, Refunding RB:
1st Tier System, Series A, 6.00%, 01/01/19(a)	2,745	2,819,911
1st Tier System, Series A, 6.00%, 01/01/28	635	651,262
1st Tier-Series A, 5.00%, 01/01/43	2,780	3,129,001
Series B, 5.00%, 01/01/40	1,375	1,485,715
San Antonio Public Facilities Corp., Refunding RB, Convention Center Refinancing & Expansion Project, CAB(b):
0.00%, 09/15/35	3,180	1,447,822
0.00%, 09/15/36	6,015	2,580,615
0.00%, 09/15/37	4,305	1,737,283
San Antonio Water System, Refunding RB, Junior Lien, Series A, 5.00%, 05/15/48(d)	1,865	2,120,319
Texas Municipal Gas Acquisition & Supply Corp. III, RB, Natural Gas Utility Improvements:
5.00%, 12/15/31	1,600	1,732,720
5.00%, 12/15/32	1,060	1,145,553
Texas Private Activity Bond Surface Transportation Corp., RB, Senior Lien, AMT, Blueridge Transportation Group, 5.00%, 12/31/45	1,745	1,884,216
Texas Transportation Commission, Refunding RB, Central Texas Turnpike System, 1st Tier, Series A, 5.00%, 08/15/41	2,330	2,505,333

		60,670,812
Utah — 0.4%
Salt Lake City Corp. Airport Revenue, ARB, Series A, AMT, 5.00%, 07/01/42	1,700	1,894,123

Virginia — 0.1%
County of Fairfax Virginia IDA, Refunding RB, Health Care-Inova Health(a):
5.50%, 05/15/19	155	160,696
5.50%, 05/15/19	295	305,998

		466,694
Washington — 2.9%
Port of Seattle Washington, RB, Intermediate Lien, Series C, AMT, 5.00%, 04/01/40	1,380	1,488,095
Washington Health Care Facilities Authority, RB:
MultiCare Health System, Remarketing, Series B, 5.00%, 08/15/44	4,000	4,364,760
Providence Health & Services, Series A, 5.00%, 10/01/39	1,525	1,592,283
Providence Health & Services, Series A, 5.25%, 10/01/39	850	893,563
Seattle Children’s Hospital, Series A, 5.00%, 10/01/45	2,285	2,526,296
Washington Health Care Facilities Authority, Refunding RB, Multicare Health System, Series B, 4.00%, 08/15/41	2,535	2,573,912

		13,438,909
Wisconsin — 1.5%
State of Wisconsin Health & Educational Facilities Authority, RB:
Ascension Health Senior Credit Group, Series E, 5.00%, 11/15/33	1,850	1,929,513
Marshfield Clinic Health System, Inc. Series C, 4.00%, 02/15/42	2,275	2,247,359
State of Wisconsin Health & Educational Facilities Authority, Refunding RB, Froedtert Health, Inc. Obligated Group, 4.00%, 04/01/39	3,025	3,016,409

		7,193,281

Total Municipal Bonds — 117.1% (Cost — $516,300,973)		547,103,951

Security	Par (000)	Value
Municipal Bonds Transferred to Tender Option Bond Trusts(f)

California — 3.5%
Bay Area Toll Authority, Refunding RB, San Francisco Bay Area Toll Bridge Subordinate, 4.00%, 04/01/47(g)	$5,282	$5,437,801
County of San Diego California Water Authority Financing Corp., COP, Refunding Series A (AGM)(a):
5.00%, 05/01/18	858	857,703
5.00%, 05/01/18	4,312	4,312,297
Los Angeles California Unified School District, GO, Election of 2008, Series B-1, 5.25%, 07/01/42(g)	2,158	2,560,596
Los Angeles Community College District California, GO, Refunding, Go, Refunding, Election of 2008, Series A, 6.00%, 08/01/19(a)	2,639	2,776,425
San Diego California Community College District, GO, Election of 2002, 5.25%, 08/01/19(a)	509	530,130

		16,474,952
Colorado — 0.3%
Colorado Health Facilities Authority, Refunding RB, Catholic Health Initiatives, Series A, 5.50%, 07/01/34(g)	1,220	1,258,296

Connecticut — 0.4%
State of Connecticut Health & Educational Facility Authority, Refunding RB, Trinity Health Credit Group, 5.00%, 12/01/45	1,891	2,101,514

District of Columbia — 1.1%
District of Columbia, RB, Series A, 5.50%, 12/01/30(g)	1,319	1,392,097
Metropolitan Washington Airports Authority, Refunding ARB, Series A, AMT, 5.00%, 10/01/30	3,400	3,700,832

		5,092,929
Florida — 8.3%
County of Miami-Dade Florida Transit System, Refunding RB, Sales Tax, 5.00%, 07/01/42	2,390	2,578,942
County of Miami-Dade Florida Water & Sewer System, RB, (AGM), 5.00%, 10/01/20(a)	12,728	13,621,489
County of Miami-Dade School Board, COP, Refunding, Series B, 5.25%, 05/01/27	11,350	11,350,000
County of Orange Florida School Board, COP, Series A (AGC), 5.50%, 08/01/19(a)	3,544	3,701,767
County of Seminole Florida, Refunding RB, Series B (NPFGC), 5.25%, 10/01/31	6,300	7,780,185

		39,032,383
Illinois — 7.2%
City of Chicago Illionis Waterworks Revenue, Refunding RB, Water Revenue Project (AGM), 2nd Lien:
2017, 5.25%, 11/01/18(a)	9,492	9,640,653
2017, 5.25%, 11/01/33	2,845	2,889,731
5.25%, 11/01/18(a)	2,090	2,122,835
State of Illinois, RB, Build Illinois, Series B, 5.25%, 06/15/19(a)(g)	6,198	6,427,286
State of Illinois Toll Highway Authority, RB:
Series A, 5.00%, 01/01/38	2,878	3,133,997
Series A, 5.00%, 01/01/40	3,721	4,098,546
Series B, 5.00%, 01/01/40	1,409	1,563,275
Series C, 5.00%, 01/01/38	3,243	3,555,066

		33,431,389
Kansas — 1.6%
County of Wyandotte Kansas Unified School District, GO, Series A, 5.50%, 09/01/47	6,444	7,607,719

Maryland — 1.3%
City of Baltimore Maryland Water Utility Fund, RB, Series A:
Sub-Water Projects, 5.00%, 07/01/41	3,845	4,311,540

24	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) April 30, 2018	BlackRock MuniYield Quality Fund, Inc. (MQY) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Maryland (continued)
Wastewater Project, 5.00%, 07/01/46	$1,485	$1,661,778

		5,973,318
Massachusetts — 0.5%
Commonwealth of Massachusetts, GO, Series A, 5.00%, 03/01/46	2,022	2,228,504

Michigan — 3.0%
Michigan Finance Authority, RB, Beaumont Health Credit Group, Series A, 5.00%, 11/01/44	2,701	2,947,053
Michigan Finance Authority, Refunding RB, Hospital, Trinity Health Credit Group, 5.00%, 12/01/39	9,075	9,818,152
Michigan State Building Authority, Refunding RB, Facilities Program, Series I, 5.00%, 10/15/45	1,180	1,309,528

		14,074,733
Nevada — 3.8%
City of Las Vegas Nevada, GO, Limited Tax, Performing Arts Center, 6.00%, 04/01/19(a)(g)	5,007	5,191,175
County of Clark Nevada, GOL, Stadium Improvement, Series A, 5.00%, 06/01/38	4,202	4,807,680
County of Clark Nevada Water Reclamation District, GO, Series B, 5.75%, 07/01/19(a)	2,429	2,535,030
Las Vegas Valley Water District Nevada, GO, Refunding, Water Improvement, Series A, 5.00%, 06/01/46	4,720	5,292,052

		17,825,937
New Jersey — 2.2%
County of Hudson New Jersey Improvement Authority, RB, Hudson County Vocational-Technical Schools Project, 5.25%, 05/01/51	1,120	1,262,349
New Jersey State Turnpike Authority, Refunding RB:
Series B, 4.00%, 01/01/37	3,193	3,314,733
Series G, 4.00%, 01/01/43	2,957	3,035,378
New Jersey Transportation Trust Fund Authority, RB, Transportation System, Series B, 5.25%, 06/15/36(g)	2,580	2,683,415

		10,295,875
New York — 10.6%
City of New York New York Municipal Water Finance Authority, RB, Water & Sewer System, Fiscal 2009, Series A:
5.75%, 06/15/18(a)	807	809,962
5.75%, 06/15/40	2,701	2,708,551
City of New York New York Transitional Finance Authority, RB, Future Tax, Sub-Series A-3, 5.00%, 08/01/40(g)	4,228	4,814,544
City of New York New York Water & Sewer System, Refunding RB:
2nd General Resolution, Fiscal 2013, Series CC, 5.00%, 06/15/47	7,640	8,384,883
2nd General Resolution, Series FF, 5.00%, 06/15/39	4,050	4,524,201
Series DD, 5.00%, 06/15/35	2,280	2,543,720
Metropolitan Transportation Authority, RB, Transportation, Sub-Series D-1, 5.25%, 11/15/44	4,750	5,354,366
Metropolitan Transportation Authority, Refunding RB, Series C-1, 5.25%, 11/15/56	2,060	2,320,606
Port Authority of New York & New Jersey, RB, 169th Series, AMT, 5.00%, 10/15/34	10,830	11,592,649
Port Authority of New York & New Jersey, Refunding ARB, Consolidated, 198th Series, 5.25%, 11/15/56	3,081	3,509,922
State of New York Dormitory Authority, ERB, Series B, 5.75%, 03/15/19(a)	1,534	1,585,091
Triborough Bridge & Tunnel Authority, RB, General, Series A-2, 5.25%, 11/15/34(g)	1,500	1,528,102

		49,676,597

Security	Par (000)	Value
Ohio — 1.1%
Northeast Ohio Regional Sewer District, Refunding RB, 4.00%, 11/15/43	$4,007	$4,137,657
State of Ohio, RB, Cleveland Clinic Health Obligated Group, Series B, 5.50%, 01/01/34	780	798,767

		4,936,424
Pennsylvania — 0.3%
County of Westmoreland Pennsylvania Municipal Authority, Refunding RB, (BAM), 5.00%, 08/15/42	1,220	1,350,790

South Carolina — 1.0%
South Carolina Public Service Authority, Refunding RB, Series A(a)(g):
5.50%, 01/01/19	374	382,900
5.50%, 01/01/19	4,327	4,427,403

		4,810,303
Texas — 3.8%
City of Houston Texas Community College, GOL, 4.00%, 02/15/43	2,010	2,040,552
County of Harris Texas Toll Road Authority, Refunding RB, Senior Lien, Series A, 5.00%, 08/15/43	1,679	1,913,500
County of Tarrant Texas Cultural Education Facilities Finance Corp., RB, Baylor Health Care System Project, Series A, 5.00%, 11/15/38	879	958,041
County of Tarrant Texas Cultural Education Facilities Finance Corp., Refunding RB, Texas Health Resources System, Series A, 5.00%, 02/15/41	4,720	5,264,735
Dallas Fort Worth International Airport, ARB, Series H, AMT, 5.00%, 11/01/37(g)	4,501	4,802,529
San Antonio Public Facilities Corp., Refunding RB, Convention Center Refinancing And Expansion Project, 4.00%, 09/15/42	2,564	2,584,864

		17,564,221
Washington — 1.7%
Hampton Roads Transportation Accountability Commission, RB, Transportation Fund, Senior Lien, Series A, 5.50%, 07/01/57	3,079	3,649,839
Washington Health Care Facilities Authority, Refunding RB, Seattle Children’s Hospital, Series B, 5.00%, 10/01/38	3,930	4,537,486

		8,187,325
Wisconsin — 0.6%
Wisconsin Health & Educational Facilities Authority, Refunding RB, Froedtert & Community Health, Inc., Obligated Group:
Series A, 5.00%, 04/01/42	640	679,520
Series C, 5.25%, 04/01/19(a)	2,000	2,062,030

		2,741,550

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 52.3% (Cost — $239,090,753)		244,664,759

Total Long-Term Investments — 169.4% (Cost — $755,391,726)		791,768,710

Liabilities in Excess of Other Assets — (1.8)%		(8,380,482)
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (29.9)%		(139,689,988)
VRDP Shares, at Liquidation Value Net of Deferred Offering Costs — (37.7)%		(176,364,352)

Net Assets Applicable to Common Shares — 100.0%		$467,333,888

SCHEDULES OF INVESTMENTS	25

Schedule of Investments (continued) April 30, 2018	BlackRock MuniYield Quality Fund, Inc. (MQY)

(a)	U.S. Government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.
(b)	Zero-coupon bond.
(c)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.
(d)	When-issued security.
(e)	Security is collateralized by municipal bonds or U.S. Treasury obligations.
(f)	Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.
(g)	All or a portion of security is subject to a recourse agreement. The aggregate maximum potential amount the Fund could ultimately be required to pay under the agreements, which expire between June 15, 2018 to January 1, 2026, is $25,562,423. See Note 4 of the Notes to Financial Statements for details.

During the year ended April 30, 2018, investments in issuers considered to be an affiliate of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated	Shares Held at 04/30/17	Net Activity	Shares Held at 04/30/18	Value at 04/30/18	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, MuniCash, Institutional Class	1,043,150	(1,043,150)	—	$—	$39,782	$472	$(207)

(a)	Includes net capital gain distributions, if applicable.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Short Contracts:
10-Year U.S. Treasury Note	87	06/20/18	$10,407	$56,348
Long U.S. Treasury Bond	151	06/20/18	21,720	8,654
5-Year U.S. Treasury Note	25	06/29/18	2,838	8,535

				$73,537

Derivative Financial Instruments Categorized by Risk Exposure

As of year end the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Net unrealized appreciation(a)	$—	$—	$—	$—	$73,537	$—	$73,537

(a)	Includes cumulative appreciation (depreciation) on futures contracts, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

For the year ended April 30, 2018, the effect of derivative financial instruments in the Statements of Operation was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$1,799,752	$—	$1,799,752

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$723,140	$—	$723,140

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$38,117,439

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

26	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) April 30, 2018	BlackRock MuniYield Quality Fund, Inc. (MQY)

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments(a)	$—	$791,768,710	$—	$791,768,710

Derivative Financial Instruments(b)
Assets:
Interest rate contracts	$73,537	$—	$—	$73,537

(a)	See above Schedule of Investments for values in each state or political subdivision.
(b)	Derivative financial instruments are futures contracts which are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities:
TOB Trust Certificates	$—	$(139,143,848)	$—	$(139,143,848)
VRDP Shares at Liquidation Value	—	(176,600,000)	—	(176,600,000)

	$—	$(315,743,848)	$—	$(315,743,848)

During the year ended April 30, 2018, there were no transfers between levels.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	27

Schedule of Investments April 30, 2018	BlackRock MuniYield Quality Fund II, Inc. (MQT) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Municipal Bonds — 116.9%

Alabama — 1.2%
City of Birmingham Alabama, GO, Convertible CAB, Series A1, 0.00%, 03/01/45(a)	$915	$964,090
City of Birmingham Alabama Special Care Facilities Financing Authority, RB, Children’s Hospital (AGC), 6.00%, 06/01/19(b)	650	678,645
County of Tuscaloosa Board of Education, RB, Special Tax School Warrants, 5.00%, 02/01/43	780	872,453
Homewood Educational Building Authority, Refunding RB, Educational Facilities, Samford University, Series A:
5.00%, 12/01/34	240	266,609
5.00%, 12/01/47	655	716,446

		3,498,243
Alaska — 0.3%
Alaska Industrial Development & Export Authority, RB, Providence Health Services, Series A, 5.50%, 10/01/41	850	919,590

Arizona — 1.4%
City of Phoenix Arizona Civic Improvement Corp., Refunding RB, Senior Lien, AMT, 5.00%, 07/01/34	1,000	1,092,480
County of Maricopa Arizona IDA, Refunding RB, Banner Health Obligation Group, Series A, 4.00%, 01/01/41	975	994,568
State of Arizona, COP, Department of Administration, Series A (AGM):
5.00%, 10/01/27	1,075	1,117,882
5.00%, 10/01/29	925	961,769

		4,166,699
California — 11.2%
Cabrillo Community College District, GO, CAB, Election of 2004, Series B (NPFGC), 0.00%, 08/01/38(c)	4,800	1,814,304
California Health Facilities Financing Authority, RB:
St. Joseph Health System, Series A, 5.75%, 07/01/39	500	522,160
Sutter Health, Series A, 4.00%, 11/15/42	205	208,087
Sutter Health, Series B, 5.88%, 08/15/20(b)	1,000	1,089,190
California Health Facilities Financing Authority, Refunding RB:
Kaiser Permanente, Sub-Series A-2, 5.00%, 11/01/47	1,140	1,455,484
St. Joseph Health System, Series A, 5.00%, 07/01/37	945	1,048,118
California State University, RB, Systemwide, Series A(b):
5.50%, 05/01/19	1,000	1,037,620
(AGC), 5.25%, 05/01/19	3,000	3,105,480
California Statewide Communities Development Authority, RB, Kaiser Permanente, Series A, 5.00%, 04/01/42	1,290	1,398,476
City & County of San Francisco California Airports Commission, Refunding ARB, Series A, AMT, 5.00%, 05/01/42	135	151,066
City of San Jose California, Refunding ARB, Norman Y Mineta San Jose International Airport SJC, AMT:
Series A, 5.00%, 03/01/36	365	409,504
Series A, 5.00%, 03/01/37	400	448,124
Series A-1, 5.75%, 03/01/34	700	760,970
Coast Community College District, GO, CAB, Election of 2002, Series C (AGM), 5.00%, 08/01/18(b)	1,800	1,814,850
County of San Diego California Water Authority, COP, Refunding, Series A (AGM), 5.00%, 05/01/18(b)	2,015	2,015,000
County of San Joaquin California Transportation Authority, Refunding RB, Limited Tax, Measure K, Series A, 6.00%, 03/01/21(b)	575	638,980
El Monte Union High School District, GO, Series C (AGM), 5.25%, 06/01/18(b)	2,000	2,005,780
Mount San Antonio Community College District, GO, Refunding, CAB, Election of 2008, Series A, 0.00%, 08/01/43(a)	5,000	3,995,050

Security	Par (000)	Value
California (continued)
San Diego California Community College District, GO, CAB, Election of 2006(c):
0.00%, 08/01/31	$1,855	$1,037,539
0.00%, 08/01/32	2,320	1,218,000
San Diego California Unified School District, GO, Election of 2008(c):
CAB, Series C, 0.00%, 07/01/38	1,400	642,530
CAB, Series G, 0.00%, 07/01/34	580	273,395
CAB, Series G, 0.00%, 07/01/35	615	272,556
CAB, Series G, 0.00%, 07/01/36	920	383,364
CAB, Series G, 0.00%, 07/01/37	615	241,037
San Diego California Unified School District, GO, Refunding, CAB, Series R-1, 0.00%, 07/01/31(c)	1,110	703,918
San Marcos Unified School District, GO, Election of 2010, Series A(b):
5.00%, 08/01/21	600	658,086
5.00%, 08/01/21	490	537,437
State of California, GO, Various Purposes, 5.00%, 04/01/42	1,500	1,631,370
Yosemite Community College District, GO, CAB, Election of 2004, Series D(c):
0.00%, 08/01/36	2,000	1,017,140
0.00%, 08/01/37	2,790	1,362,162

		33,896,777
Colorado — 2.1%
E-470 Public Highway Authority, Refunding RB, CAB, Series B (NPFGC), 0.00%, 09/01/32(c)	5,500	2,614,590
Regional Transportation District, COP, Refunding, Series A, 5.38%, 06/01/31	1,000	1,061,470
Regional Transportation District, COP, Series A, 5.00%, 06/01/39	2,500	2,715,500

		6,391,560
Connecticut — 0.3%
Connecticut Housing Finance Authority, Refunding RB, S/F Housing:
Sub-Series A-1, 3.85%, 11/15/43	510	503,457
Sub-Series B-1, 4.00%, 05/15/45(d)	470	471,767

		975,224
Florida — 10.8%
Central Florida Expressway Authority, Refunding RB, Senior Lien, 4.00%, 07/01/41	370	374,806
Country of Broward Florida Airport System, ARB, AMT, 5.00%, 10/01/47	1,500	1,668,915
Country of Miami-Dade FL Water & Sewer System Revenue, Refunding RB, System-Series A, 4.00%, 10/01/44	800	815,080
County of Brevard Florida Health Facilities Authority, Refunding RB, Health First, Inc. Project, 5.00%, 04/01/39	1,420	1,528,133
County of Highlands Florida Health Facilities Authority, RB, Adventist Health System/Sunbelt Obligated Group, 6.00%, 11/15/37	550	586,052
County of Hillsborough Florida Aviation Authority, RB, Series A, AMT (AGC), 5.38%, 10/01/33	3,250	3,294,102
County of Lee Florida, Refunding ARB, Series A, AMT:
5.63%, 10/01/26	825	899,811
5.38%, 10/01/32	1,100	1,187,923
County of Miami-Dade Florida, RB:
Jackson Health System (AGC), 5.63%, 06/01/19(b)	900	936,558
Seaport Department, Series A, 6.00%, 10/01/38	1,780	2,037,317
Seaport Department, Series B, AMT, 6.25%, 10/01/38	360	416,495
Seaport Department, Series B, AMT, 6.00%, 10/01/42	580	663,218
Seaport, Series B, AMT, 6.00%, 10/01/30	570	648,740
County of Miami-Dade Florida, Refunding RB, 4.00%, 10/01/40	785	803,016

28	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) April 30, 2018	BlackRock MuniYield Quality Fund II, Inc. (MQT) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Florida (continued)
County of Miami-Dade Florida Aviation, Refunding ARB, AMT:
5.00%, 10/01/34	$160	$176,869
Series A, 5.00%, 10/01/32	1,730	1,873,486
County of Miami-Dade Florida Aviation, Refunding RB, Series B, AMT, 5.00%, 10/01/40	2,210	2,458,868
County of Miami-Dade Florida Educational Facilities Authority, RB, University of Miami, Series A, 5.00%, 04/01/40	2,635	2,892,756
County of Miami-Dade Florida Health Facilities Authority, Refunding RB, Nicklaus Children’s Hospital Project, 5.00%, 08/01/42	535	591,223
County of Orange Florida Health Facilities Authority, Refunding RB, Presbyterian Retirement Communities Project:
5.00%, 08/01/41	495	538,159
5.00%, 08/01/47	1,435	1,555,784
County of Palm Beach Florida Solid Waste Authority, Refunding RB, Series B:
5.00%, 10/01/21(b)	30	32,779
5.00%, 10/01/31	1,870	2,034,822
County of Putnam Florida Development Authority, Refunding RB, Seminole Project, Series A, 5.00%, 03/15/42	465	516,778
County of Sarasota Florida Public Hospital District, RB, Sarasota Memorial Hospital Project, Series A, 5.63%, 07/01/39	250	259,102
Florida Ports Financing Commission, Refunding RB, State Transportation Trust Fund, Series B, AMT, 5.38%, 10/01/29	2,400	2,632,632
Reedy Creek Improvement District, GO, Series A, 5.25%, 06/01/33	1,040	1,172,465

		32,595,889
Georgia — 0.8%
County of Gainesville Georgia & Hall Hospital Authority, Refunding RB, Northeast Georgia Health System, Inc. Project, Series A, 5.50%, 08/15/54	440	502,423
County of LaGrange-Troup Hospital Authority, Refunding RB, Revenue Anticipation Certificates, 4.00%, 04/01/47	1,110	1,074,813
Private Colleges & Universities Authority, RB, Savannah College of Art & Design:
5.00%, 04/01/33	120	130,674
5.00%, 04/01/44	550	590,969

		2,298,879
Illinois — 12.5%
City of Chicago Illinois Midway International Airport, Refunding ARB, 2nd Lien, Series A, AMT, 5.00%, 01/01/34	505	546,829
City of Chicago Illinois O’Hare International Airport, ARB, Senior Lien, Series D, 5.25%, 01/01/42	2,585	2,924,566
City of Chicago Illinois O’Hare International Airport, GARB:
3rd Lien, Series A, 5.75%, 01/01/21(b)	1,680	1,837,080
3rd Lien, Series A, 5.75%, 01/01/39	320	346,886
Senior Lien, Series D, AMT, 5.00%, 01/01/42	205	223,005
City of Chicago Illinois O’Hare International Airport, Refunding GARB, Senior Lien, Series C, AMT, 5.38%, 01/01/39	3,235	3,509,716
City of Chicago Illinois Transit Authority, RB, Sales Tax Receipts, 5.25%, 12/01/36	515	551,153
Illinois Finance Authority, RB, Carle Foundation, Series A, 5.75%, 08/15/34	400	440,084
Illinois Finance Authority, Refunding RB:
Central Dupage Health, Series B, 5.50%, 11/01/19(b)	2,070	2,177,599
Silver Cross Hospital & Medical Centers, Series C, 4.13%, 08/15/37	665	662,772
Silver Cross Hospital & Medical Centers, Series C, 5.00%, 08/15/44	305	321,138
Illinois Sports Facilities Authority, RB, State Tax Supported (AMBAC), 5.50%, 06/15/30	10,865	10,883,579

Security	Par (000)	Value
Illinois (continued)
Illinois State Toll Highway Authority, RB, Series B, 5.00%, 01/01/37	$2,465	$2,751,926
Metropolitan Pier & Exposition Authority, RB, CAB, McCormick Place Expansion Project (NPFGC), 0.00%, 12/15/36(c)	10,000	4,045,500
Metropolitan Pier & Exposition Authority, Refunding RB, CAB, McCormick Place Expansion Project, Series B (AGM), 0.00%, 06/15/44(c)	2,980	867,716
Railsplitter Tobacco Settlement Authority, RB, 6.00%, 06/01/21(b)	575	640,999
Regional Transportation Authority, RB, Series B (NPFGC), 5.75%, 06/01/33	2,000	2,496,580
State of Illinois, GO:
5.25%, 02/01/33	735	752,125
5.50%, 07/01/33	710	734,410
5.25%, 02/01/34	735	751,383
5.50%, 07/01/38	380	391,138

		37,856,184
Indiana — 2.6%
Indiana Finance Authority, RB, Series A:
CWA Authority Project, 1st Lien, 5.25%, 10/01/38	1,000	1,090,460
Private Activity Bond, Ohio River Bridges East End Crossing Project, AMT, 5.00%, 07/01/44	445	473,880
Indiana Health & Educational Facilities Financing Authority, Refunding RB, Ascension Senior Credit Group, 5.00%, 11/15/46	1,675	1,894,626
Indianapolis Local Public Improvement Bond Bank, Refunding RB, Waterworks Project, Series A:
5.75%, 01/01/19(b)	390	400,269
5.75%, 01/01/38	1,610	1,648,817
(AGC), 5.50%, 01/01/19(b)	310	317,654
(AGC), 5.50%, 01/01/38	1,265	1,293,425
State of Indiana Finance Authority, RB, Private Activity Bond, Ohio River Bridges, Series A, AMT, 5.00%, 07/01/40	770	821,844

		7,940,975
Iowa — 2.5%
Iowa Finance Authority, RB, Iowa Health Care Facilities, Series A (AGC), 5.63%, 08/15/19(b)	4,925	5,154,899
Iowa Student Loan Liquidity Corp., RB, Senior Series A-2, AMT:
5.60%, 12/01/26	635	663,861
5.70%, 12/01/27	635	660,775
5.80%, 12/01/29	435	452,274
5.85%, 12/01/30	450	468,148

		7,399,957
Kentucky — 0.7%
State of Kentucky Property & Building Commission, Refunding RB, Project No. 93 (AGC):
5.25%, 02/01/19(b)	1,775	1,820,191
5.25%, 02/01/29	225	230,594

		2,050,785
Louisiana — 1.8%
City of New Orleans Louisiana Aviation Board, ARB, Series B, AMT, 5.00%, 01/01/40	2,620	2,830,648
Louisiana Public Facilities Authority, Refunding RB, Christus Health, Series B (AGC), 6.50%, 07/01/30	1,150	1,182,752
State of Louisiana Gasoline & Fuels Tax Revenue, Refunding RB, First Lien, Series A, 4.00%, 05/01/41	1,345	1,368,847

		5,382,247
Maine — 0.2%
Maine State Housing Authority, RB, Series D-1, 3.65%, 11/15/42	570	552,883

SCHEDULES OF INVESTMENTS	29

Schedule of Investments (continued) April 30, 2018	BlackRock MuniYield Quality Fund II, Inc. (MQT) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Maryland — 0.4%
State of Maryland Stadium Authority Revenue, RB, Construction & Revitalization, 5.00%, 05/01/36	$1,095	$1,250,413

Massachusetts — 2.5%
Massachusetts Development Finance Agency, RB, Emerson College Issue, Series A, 5.00%, 01/01/47	1,855	1,999,468
Massachusetts Development Finance Agency, Refunding RB, Partners Health Care System, 4.00%, 07/01/41	815	824,095
Massachusetts HFA, Refunding RB, AMT:
Series A, 4.45%, 12/01/42	700	723,324
Series C, 5.00%, 12/01/30	1,990	2,022,616
Series C, 5.35%, 12/01/42	390	397,051
Massachusetts Port Authority, Refunding ARB, Series A, AMT, 5.00%, 07/01/47	305	339,072
Massachusetts School Building Authority, RB, Dedicated Sales Tax, Senior Series A, 5.00%, 05/15/43	1,110	1,220,123

		7,525,749
Michigan — 5.5%
City of Detroit Michigan Sewage Disposal System, Refunding RB (BHAC)(b):
2nd Lien, Series E, 5.75%, 07/01/18	2,200	2,214,146
Series A, 5.50%, 07/01/18	4,500	4,527,135
City of Detroit Michigan Water Supply System Revenue, RB:
2nd Lien, Series B (AGM), 6.25%, 07/01/19(b)	350	367,349
Senior Lien, Series A, 5.25%, 07/01/41	1,600	1,717,840
City of Lansing Michigan, RB, Board of Water & Light Utilities System, Series A, 5.50%, 07/01/41	1,700	1,860,667
Michigan Finance Authority, Refunding RB:
Henry Ford Health System, 3.25%, 11/15/42	405	348,101
Trinity Health Credit Group, 5.00%, 12/01/21(b)	15	16,444
Michigan State Hospital Finance Authority, Refunding RB, Ascension Senior Credit Group, 4.00%, 11/15/47	530	532,661
Royal Oak Hospital Finance Authority Michigan, Refunding RB, Beaumont Health Credit Group, Series D, 5.00%, 09/01/39	720	780,034
State of Michigan Building Authority, Refunding RB, Facilities Program:
Series I-A, 5.38%, 10/15/41	600	657,342
Series II-A, 5.38%, 10/15/36	1,000	1,101,490
Series II-A (AGM), 5.25%, 10/15/36	1,900	2,085,003
Western Michigan University, Refunding RB, General, University and College Improvements (AGM), 5.00%, 11/15/39	340	376,638

		16,584,850
Minnesota — 0.6%
City of Minneapolis Minnesota, Refunding RB, Fairview Health Services, Series B (AGC):
6.50%, 11/15/18(b)	275	281,908
6.50%, 11/15/38	1,525	1,562,973

		1,844,881
Mississippi — 0.1%
Mississippi State University Educational Building Corp., Refunding RB, Mississippi State University Faciliities Refinancing, Series A, 4.00%, 08/01/43	350	357,868

Nebraska — 1.0%
Central Plains Nebraska Energy Project, RB, Gas Project No. 3, 5.25%, 09/01/37	2,650	2,911,820

Nevada — 0.9%
County of Clark Nevada, ARB, Las Vegas-McCarran International Airport, Series A:
5.25%, 07/01/42	1,000	1,050,040
(AGM), 5.25%, 07/01/39	1,700	1,785,918

		2,835,958

Security	Par (000)	Value
New Jersey — 8.5%
New Jersey EDA, RB:
Goethals Bridge Replacement Project, AMT, Private Activity Bond, 5.38%, 01/01/43	$790	$860,808
Goethals Bridge Replacement Project, AMT, Private Activity Bond, 5.13%, 01/01/34	610	663,772
Series WW, 5.25%, 06/15/33	135	145,272
Series WW, 5.00%, 06/15/34	180	189,794
Series WW, 5.00%, 06/15/36	800	842,520
Series WW, 5.25%, 06/15/40	320	341,286
New Jersey EDA, Refunding RB, Sub-Series A, 4.00%, 07/01/32	500	496,240
New Jersey Higher Education Student Assistance Authority, Refunding RB, Series 1, AMT:
5.50%, 12/01/25	305	326,518
5.50%, 12/01/26	215	228,231
5.75%, 12/01/28	115	123,273
New Jersey Housing & Mortgage Finance Agency, Refunding RB, M/F Housing, Series 2, AMT, 4.35%, 11/01/33	840	864,536
New Jersey Transportation Trust Fund Authority, RB:
Transportation Program, Series AA, 5.25%, 06/15/33	1,315	1,394,097
Transportation Program, Series AA, 5.00%, 06/15/38	1,180	1,233,666
Transportation System, CAB, Series A, 0.00%, 12/15/29(c)	225	134,006
Transportation System, Series A, 5.50%, 06/15/41	4,265	4,449,376
Transportation System, Series A (NPFGC), 5.75%, 06/15/25	1,400	1,628,536
Transportation System, Series AA, 5.50%, 06/15/39	4,650	4,967,548
Transportation System, Series B, 5.00%, 06/15/42	3,680	3,784,586
Transportation System, Series D, 5.00%, 06/15/32	525	557,125
South Jersey Port Corp., ARB, Marine Terminal, Series B, AMT, 5.00%, 01/01/42	345	368,698
Tobacco Settlement Financing Corp., Refunding RB, Series A:
5.00%, 06/01/46	1,640	1,770,659
5.25%, 06/01/46	360	399,827

		25,770,374
New Mexico — 0.1%
New Mexico Hospital Equipment Loan Council, Refunding RB, Presbyterian Healthcare Services, 5.00%, 08/01/44	325	358,576

New York — 7.7%
City of New York New York Municipal Water Finance Authority, Refunding RB, Second General Resolution, Fiscal 2012, Series BB, 5.25%, 06/15/44	1,250	1,375,950
City of New York New York Transitional Finance Authority, BARB, Fiscal 2009, Series S-4, 5.50%, 01/15/33	3,035	3,113,637
City of New York New York Transitional Finance Authority, RB, Series S-3, 4.00%, 07/15/46	1,000	1,020,140
City of New York New York Transitional Finance Authority, Refunding RB, Future Tax Secured, Series B, 5.00%, 11/01/32	2,200	2,429,614
Hudson Yards Infrastructure Corp., RB, Senior, Fiscal 2012:
5.75%, 02/15/21(b)	375	412,803
5.75%, 02/15/47	235	254,101
Metropolitan Transportation Authority, Refunding RB, Series B, 5.00%, 11/15/37	1,230	1,383,467
New York City Water & Sewer System, RB, Series DD-1, 4.00%, 06/15/48	5,000	5,112,200
New York Transportation Development Corp., ARB, LaGuardia Airport Terminal B Redevelopment Project, Series A, AMT, 5.25%, 01/01/50	4,950	5,352,138
State of New York HFA, RB, Affordable Housing, M/F Housing, Series B, AMT, 5.30%, 11/01/37	2,835	2,838,062

		23,292,112

30	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) April 30, 2018	BlackRock MuniYield Quality Fund II, Inc. (MQT) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Ohio — 1.3%
County of Allen Ohio Hospital Facilities Revenue, Refunding RB, Series A, 4.00%, 08/01/38	$1,390	$1,391,042
County of Butler Ohio, Refunding RB, UC Health, 4.00%, 11/15/37	405	407,552
County of Lucas Ohio, Refunding RB, Promedica Healthcare, Series A, 6.50%, 11/15/21(b)	460	526,429
State of Ohio Turnpike Commission, RB, Junior Lien, Infrastructure Projects, Series A-1:
5.25%, 02/15/32	610	675,331
5.25%, 02/15/33	850	939,029

		3,939,383
Oregon — 1.5%
Counties of Washington & Multnomah Oregon School District No. 48J Beaverton, GO, Convertible CAB, Series D, 0.00%, 06/15/36(a)	735	829,587
County of Clackamas Oregon Community College District, GO, Convertible Deferred Interest Bonds, Series A, 0.00%, 06/15/40(a)	390	397,110
County of Clackamas Oregon School District No. 12 North Clackamas, GO, CAB, Series A, 0.00%, 06/15/38(c)	875	377,834
State of Oregon, GO, Refunding, Veteran’s Welfare Series 100th, 3.65%, 06/01/42	540	528,114
State of Oregon Housing & Community Services Department, RB, Series D, 3.45%, 01/01/38	2,490	2,410,270

		4,542,915
Pennsylvania — 9.1%
Commonwealth Financing Authority, RB:
Series B, 5.00%, 06/01/42	2,110	2,253,311
Tobacco Master Settlement Payment, 5.00%, 06/01/33	195	218,078
Tobacco Master Settlement Payment, 5.00%, 06/01/34	345	383,361
Tobacco Master Settlement Payment, 5.00%, 06/01/35	660	731,630
Tobacco Master Settlement Payment (AGM), 4.00%, 06/01/39	935	938,057
County of Berks IDA, Refunding RB, Tower Health Project, 4.00%, 11/01/39	295	295,000
County of Montgomery Higher Education & Health Authority, Refunding RB, Thomas Jefferson University, Series A, 4.00%, 09/01/49	570	560,960
Pennsylvania Economic Development Financing Authority, RB:
AMT, 5.00%, 06/30/42	3,300	3,532,419
PA Bridges Finco LP, 5.00%, 12/31/38	1,155	1,243,854
PA Bridges Finco LP, AMT, 5.00%, 12/31/34	2,220	2,410,187
Pennsylvania Economic Development Financing Authority, Refunding RB, Series A, 4.00%, 11/15/42	505	509,787
Pennsylvania Higher Educational Facilities Authority, Refunding RB, Thomas Jefferson University, Series A, 5.25%, 09/01/50	3,175	3,505,772
Pennsylvania Turnpike Commission, RB:
Series A, 5.00%, 12/01/38	550	601,480
Series A-1, 5.00%, 12/01/41	730	804,314
Series B, 5.00%, 12/01/40	285	314,039
Series C, 5.50%, 12/01/23(b)	490	568,885
Sub-Series B-1, 5.00%, 06/01/42	1,265	1,380,621
Subordinate, Special Motor License Fund, 5.50%, 12/01/20(b)	2,245	2,436,903
Subordinate, Special Motor License Fund, 6.00%, 12/01/20(b)	500	548,985
Pennsylvania Turnpike Commission, Refunding RB:
Motor Licenced Fund Enhancement, Third Series, 4.00%, 12/01/38	1,835	1,855,369
Series A-1, 5.00%, 12/01/40	680	747,490
Philadelphia School District, GO, Refunding, Series F, 5.00%, 09/01/38	270	296,576

Security	Par (000)	Value
Pennsylvania (continued)
Philadelphia School District, GO, Series E(b):
6.00%, 09/01/18	$1,285	$1,302,874
6.00%, 09/01/18	15	15,206

		27,455,158
Rhode Island — 1.1%
Tobacco Settlement Financing Corp., Refunding RB, Series B:
4.50%, 06/01/45	945	954,677
5.00%, 06/01/50	2,340	2,397,353

		3,352,030
South Carolina — 5.6%
County of Charleston South Carolina Airport District, ARB, Series A, AMT, 5.50%, 07/01/41	1,360	1,500,923
South Carolina Jobs EDA, Refunding RB, Palmetto Health, Series A (AGM), 6.50%, 08/01/21(b)	100	113,098
South Carolina Transportation Infrastructure Bank, RB, Series A, 5.25%, 10/01/19(b)	3,420	3,576,568
State of South Carolina Ports Authority, RB, AMT, 5.25%, 07/01/50	2,040	2,253,506
State of South Carolina Public Service Authority, RB, Santee Cooper:
Series A, 5.50%, 12/01/54	3,935	4,295,013
Series E, 5.50%, 12/01/53	2,820	3,075,210
State of South Carolina Public Service Authority, Refunding RB, Santee Cooper, Series B, 5.00%, 12/01/38	1,840	1,960,520

		16,774,838
South Dakota — 0.4%
South Dakota Health & Educational Facilities Authority, Refunding RB, Avera Health Issue, 4.00%, 07/01/37	1,085	1,097,423

Texas — 17.0%
City of San Antonio Texas Electric & Gas Revenue, RB, Junior Lien, 5.00%, 02/01/38	500	542,995
County of Midland Texas Fresh Water Supply District No. 1, RB, CAB, City of Midland Project, Series A, 0.00%, 09/15/36(c)	1,850	859,898
County of Tarrant Texas Cultural Education Facilities Finance Corp., Refunding RB, Cook Children’s Medical Center, 5.25%, 12/01/39	750	827,985
Dallas-Fort Worth International Airport, ARB, Joint Improvement, AMT:
Series D, 5.00%, 11/01/38	1,800	1,921,770
Series D, 5.00%, 11/01/42	1,140	1,214,773
Series H, 5.00%, 11/01/32	2,715	2,917,349
Dallas-Fort Worth International Airport, Refunding ARB, Series F, 5.25%, 11/01/33	865	974,163
Grand Parkway Transportation Corp., RB, Convertible CAB, Series B, 0.00%, 10/01/46(a)	1,855	1,694,932
Leander ISD, GO, Refunding, CAB, Series D (PSF-GTD), 0.00%, 08/15/38(c)	3,020	1,236,539
Lone Star College System, GO, 5.00%, 08/15/18(b)	3,000	3,028,110
North Texas Tollway Authority, RB, Convertible CAB, Series C, 0.00%, 09/01/31(a)(b)	10,000	11,801,600
North Texas Tollway Authority, Refunding RB:
1st Tier System, Series A, 6.00%, 01/01/19(b)	1,965	2,018,625
1st Tier System, Series A, 6.00%, 01/01/28	450	461,525
1st Tier, Series K-1 (AGC), 5.75%, 01/01/19(b)	3,400	3,488,366
1st Tier-Series A, 5.00%, 01/01/43	1,790	2,014,717
Series B, 5.00%, 01/01/40	530	572,676
San Antonio Public Facilities Corp., Refunding RB, Convention Center Refinancing & Expansion Project, CAB(c):
0.00%, 09/15/35	1,150	523,584
0.00%, 09/15/36	3,875	1,662,491
0.00%, 09/15/37	17,775	7,173,101

SCHEDULES OF INVESTMENTS	31

Schedule of Investments (continued) April 30, 2018	BlackRock MuniYield Quality Fund II, Inc. (MQT) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Texas (continued)
San Antonio Water System, Refunding RB, Junior Lien, Series A, 5.00%, 05/15/48(d)	$1,205	$1,369,964
Texas Municipal Gas Acquisition & Supply Corp. III, RB, Natural Gas Utility Improvements:
5.00%, 12/15/31	1,030	1,115,438
5.00%, 12/15/32	1,765	1,907,453
Texas Private Activity Bond Surface Transportation Corp., RB, Senior Lien, AMT, Blueridge Transportation Group, 5.00%, 12/31/45	1,135	1,225,550
Texas Transportation Commission, Refunding RB, Central Texas Turnpike System, 1st Tier, Series A, 5.00%, 08/15/41	605	650,526

		51,204,130
Utah — 2.1%
County of Utah Utah, RB, IHC Health Services, Inc., Series B, 4.00%, 05/15/47	4,960	5,031,722
Salt Lake City Corp. Airport Revenue, ARB, Series A, AMT, 5.00%, 07/01/42	1,095	1,220,038

		6,251,760
Virginia — 0.1%
County of Fairfax Virginia IDA, Refunding RB, Health Care-Inova Health(b):
5.50%, 05/15/19	105	108,859
5.50%, 05/15/19	195	202,269

		311,128
Washington — 2.5%
Port of Seattle Washington, RB, Intermediate Lien, Series C, AMT, 5.00%, 04/01/40	900	970,497
Washington Health Care Facilities Authority, RB:
MultiCare Health System, Remarketing, Series B, 5.00%, 08/15/44	3,000	3,273,570
Providence Health & Services, Series A, 5.00%, 10/01/39	1,000	1,044,120
Providence Health & Services, Series A, 5.25%, 10/01/39	550	578,188
Washington Health Care Facilities Authority, Refunding RB, Multicare Health System, Series B, 4.00%, 08/15/41	1,630	1,655,020

		7,521,395
Wisconsin — 0.5%
State of Wisconsin Health & Educational Facilities Authority, RB, Ascension Health Senior Credit Group, Series E, 5.00%, 11/15/33	1,200	1,251,576
State of Wisconsin Health & Educational Facilities Authority, Refunding RB, Froedtert Health, Inc. Obligated Group, 4.00%, 04/01/39	270	269,233

		1,520,809

Total Municipal Bonds — 116.9% (Cost — $334,280,571)		352,629,462

Municipal Bonds Transferred to Tender Option Bond Trusts(e)

Arizona — 0.3%
City of Phoenix Civic Improvement Corp., Refunding RB, Water System, Junior Lien, Series A, 5.00%, 07/01/19(b)	1,000	1,035,855

California — 3.4%
Bay Area Toll Authority, Refunding RB, San Francisco Bay Area Toll Bridge Subordinate, 4.00%, 04/01/47(f)	3,391	3,491,316
County of San Diego California Water Authority Financing Corp., COP, Refunding Series A (AGM)(b):
5.00%, 05/01/18	503	502,677
5.00%, 05/01/18	2,527	2,527,323
Los Angeles California Unified School District, GO, Election of 2008, Series B-1, 5.25%, 07/01/42(f)	1,391	1,650,600

Security	Par (000)	Value
California (continued)
Los Angeles Community College District California, GO, Refunding, Go, Refunding, Election of 2008, Series A, 6.00%, 08/01/19(b)	$1,699	$1,787,849
San Diego California Community College District, GO, Election of 2002, 5.25%, 08/01/19(b)	359	374,210

		10,333,975
Colorado — 1.3%
Colorado Health Facilities Authority, Refunding RB, Catholic Health Initiatives, Series A:
5.50%, 07/01/34(f)	780	804,484
5.00%, 02/01/41	3,000	3,120,645

		3,925,129
Connecticut — 0.5%
State of Connecticut Health & Educational Facility Authority, Refunding RB, Trinity Health Credit Group, 5.00%, 12/01/45	1,231	1,367,652

District of Columbia — 1.6%
District of Columbia, RB, Series A, 5.50%, 12/01/30(f)	855	901,699
District of Columbia Water & Sewer Authority, Refunding RB, Series A, 6.00%, 10/01/18(b)(f)	1,579	1,605,898
Metropolitan Washington Airports Authority, Refunding ARB, Series A, AMT, 5.00%, 10/01/30	2,190	2,383,771

		4,891,368
Florida — 8.5%
City of Miami Beach Florida, RB, 5.00%, 09/01/45	2,740	3,015,836
County of Miami-Dade Florida Expressway Authority, Refunding RB, Series A (AGM), 5.00%, 07/01/35	2,100	2,218,881
County of Miami-Dade Florida Transit System, Refunding RB, Sales Tax, 5.00%, 07/01/42	1,540	1,661,745
County of Miami-Dade Florida Water & Sewer System, RB, (AGM), 5.00%, 10/01/20(b)	6,901	7,382,060
County of Orange Florida School Board, COP, Series A (AGC), 5.50%, 08/01/19(b)	3,394	3,544,913
County of Seminole Florida, Refunding RB, Series B (NPFGC), 5.25%, 10/01/31	4,200	5,186,790
South Miami Health Facilities Authority, Refunding RB, Baptist Health South Florida, 5.00%, 08/15/47	2,340	2,600,426

		25,610,651
Illinois — 6.3%
City of Chicago Illionis Waterworks Revenue, Refunding RB, Water Revenue Project (AGM), 2nd Lien:
2017, 5.25%, 11/01/18(b)	1,688	1,714,031
2017, 5.25%, 11/01/33	490	497,432
5.25%, 11/01/18(b)	370	375,558
Regional Transportation Authority, RB, (NPFGC), 6.50%, 07/01/26	10,000	12,280,270
State of Illinois, RB, Build Illinois, Series B, 5.25%, 06/15/19(b)(f)	1,130	1,171,425
State of Illinois Toll Highway Authority, RB:
Series A, 5.00%, 01/01/38	1,859	2,024,040
Series B, 5.00%, 01/01/40	930	1,031,096

		19,093,852
Maryland — 1.3%
City of Baltimore Maryland Water Utility Fund, RB, Series A:
Sub-Water Projects, 5.00%, 07/01/41	2,478	2,778,922
Wastewater Project, 5.00%, 07/01/46	939	1,051,329

		3,830,251
Massachusetts — 0.5%
Commonwealth of Massachusetts, GO, Series A, 5.00%, 03/01/46	1,321	1,456,250

32	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) April 30, 2018	BlackRock MuniYield Quality Fund II, Inc. (MQT) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Michigan — 2.6%
Michigan Finance Authority, RB, Beaumont Health Credit Group, Series A, 5.00%, 11/01/44	$1,750	$1,910,127
Michigan Finance Authority, Refunding RB, Hospital, Trinity Health Credit Group, 5.00%, 12/01/39	4,685	5,068,655
Michigan State Building Authority, Refunding RB, Facilities Program, Series I, 5.00%, 10/15/45	760	843,425

		7,822,207
Nevada — 3.8%
City of Las Vegas Nevada, GO, Limited Tax, Performing Arts Center, 6.00%, 04/01/19(b)(f)	3,298	3,419,337
County of Clark Nevada, GOL, Stadium Improvement, Series A, 5.00%, 06/01/38(d)	2,716	3,107,821
County of Clark Nevada Water Reclamation District, GO, Series B, 5.75%, 07/01/19(b)	1,574	1,643,075
Las Vegas Valley Water District Nevada, GO, Refunding, Water Improvement, Series A, 5.00%, 06/01/46	3,080	3,453,288

		11,623,521
New Jersey — 2.2%
County of Hudson New Jersey Improvement Authority, RB, Hudson County Vocational-Technical Schools Project, 5.25%, 05/01/51	720	811,510
New Jersey State Turnpike Authority, Refunding RB:
Series B, 4.00%, 01/01/37	2,054	2,132,011
Series G, 4.00%, 01/01/43	1,906	1,956,817
New Jersey Transportation Trust Fund Authority, RB, Transportation System, Series B, 5.25%, 06/15/36(f)	1,580	1,643,332

		6,543,670
New York — 7.8%
City of New York New York Municipal Water Finance Authority, RB, Water & Sewer System, Fiscal 2009, Series A:
5.75%, 06/15/18(b)	242	242,296
5.75%, 06/15/40	808	810,250
City of New York New York Transitional Finance Authority, RB, Future Tax, Sub-Series A-3, 5.00%, 08/01/40(f)	2,714	3,090,186
City of New York New York Water & Sewer System, Refunding RB:
2nd General Resolution, Fiscal 2013, Series CC, 5.00%, 06/15/47	4,920	5,399,689
2nd General Resolution, Series FF, 5.00%, 06/15/39	2,595	2,898,840
Series DD, 5.00%, 06/15/35	1,470	1,640,030
Metropolitan Transportation Authority, RB, Transportation, Sub-Series D-1, 5.25%, 11/15/44	3,080	3,471,884
Metropolitan Transportation Authority, Refunding RB, Series C-1, 5.25%, 11/15/56	1,340	1,509,521
Port Authority of New York & New Jersey, Refunding ARB, Consolidated, 198th Series, 5.25%, 11/15/56	2,001	2,279,170
State of New York Dormitory Authority, ERB, Series B, 5.75%, 03/15/19(b)	996	1,029,280
Triborough Bridge & Tunnel Authority, RB, General, Series A-2, 5.25%, 11/15/34(f)	1,200	1,222,482

		23,593,628
Ohio — 1.1%
Northeast Ohio Regional Sewer District, Refunding RB, 4.00%, 11/15/43	2,581	2,665,457
State of Ohio, RB, Cleveland Clinic Health Obligated Group, Series B, 5.50%, 01/01/34	500	512,030

		3,177,487
Pennsylvania — 0.3%
County of Westmoreland Pennsylvania Municipal Authority, Refunding RB (BAM), 5.00%, 08/15/42	800	885,764

Security	Par (000)	Value
South Carolina — 0.4%
South Carolina Public Service Authority, Refunding RB, Series A(b)(f):
5.50%, 01/01/19	$90	$91,749
5.50%, 01/01/19	1,037	1,060,880

		1,152,629
Texas — 4.6%
City of Houston Texas Community College, GOL, 4.00%, 02/15/43	1,305	1,324,836
County of Harris Texas Cultural Education Facilities Finance Corp., RB, Texas Children’s Hospital Project, 5.50%, 10/01/39	4,000	4,187,440
County of Harris Texas Toll Road Authority, Refunding RB, Senior Lien, Series A, 5.00%, 08/15/43	1,094	1,247,192
County of Tarrant Texas Cultural Education Facilities Finance Corp., Refunding RB, Texas Health Resources System, Series A, 5.00%, 02/15/41	3,080	3,435,463
Dallas Fort Worth International Airport, ARB, Series H, AMT, 5.00%, 11/01/37(f)	1,996	2,129,121
San Antonio Public Facilities Corp., Refunding RB, Convention Center Refinancing And Expansion Project, 4.00%, 09/15/42	1,649	1,662,778

		13,986,830
Washington — 1.7%
Hampton Roads Transportation Accountability Commission, RB, Transportation Fund, Senior Lien, Series A, 5.50%, 07/01/57	1,962	2,325,878
Washington Health Care Facilities Authority, Refunding RB, Seattle Children’s Hospital, Series B, 5.00%, 10/01/38	2,565	2,961,489

		5,287,367
Wisconsin — 1.8%
Wisconsin Health & Educational Facilities Authority, Refunding RB, Froedtert & Community Health, Inc., Obligated Group:
Series A, 5.00%, 04/01/42	1,920	2,038,560
Series C, 5.25%, 04/01/19(b)(f)	3,250	3,350,165

		5,388,725

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 50.0% (Cost — $146,460,799)		151,006,811

Total Long-Term Investments — 166.9% (Cost — $480,741,370)		503,636,273

Other Assets Less Liabilities — 0.8%		2,375,443
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (29.1)%		(87,814,758)
VMTP Shares, at Liquidation Value — (38.6)%		(116,500,000)

Net Assets Applicable to Common Shares — 100.0%		$301,696,958

(a)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.
(b)	U.S. Government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.
(c)	Zero-coupon bond.
(d)	When-issued security.
(e)	Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.
(f)	All or a portion of security is subject to a recourse agreement. The aggregate maximum potential amount the Fund could ultimately be required to pay under the agreements, which expire between June 15, 2018 to January 1, 2026, is $14,990,849. See Note 4 of the Notes to Financial Statements for details.

SCHEDULES OF INVESTMENTS	33

Schedule of Investments (continued) April 30, 2018	BlackRock MuniYield Quality Fund II, Inc. (MQT)

During the year ended April 30, 2018, investments in issuers considered to be an affiliate of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated	Shares Held at 04/30/17	Net Activity	Shares Held at 04/30/18	Value at 04/30/18	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, MuniCash, Institutional Class	4,846,895	(4,846,895)	—	$—	$28,819	$156	$(310)

(a)	Includes net capital gain distributions, if applicable.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Short Contracts:
10-Year U.S. Treasury Note	52	06/20/18	$6,221	$31,868
5-Year U.S. Treasury Note	20	06/29/18	2,270	6,715
Long U.S. Treasury Bond	99	06/20/18	14,241	10,331

				$48,914

Derivative Financial Instruments Categorized by Risk Exposure

As of year end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Net unrealized appreciation(a)	$—	$—	$—	$—	$48,914	$—	$48,914

(a)	Includes cumulative appreciation (depreciation) on futures contracts, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

For the year ended April 30, 2018, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$1,158,796	$—	$1,158,796

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$464,204	$—	$464,204

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$24,207,357

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

34	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) April 30, 2018	BlackRock MuniYield Quality Fund II, Inc. (MQT)

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments(a)	$—	$503,636,273	$—	$503,636,273

Derivative Financial Instruments(b)
Assets:
Interest rate contracts	$48,914	$—	$—	$48,914

(a)	See above Schedule of Investments for values in each state or political subdivision.
(b)	Derivative financial instruments are futures contracts which are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities:
TOB Trust Certificates	$—	$(87,513,411)	$—	$(87,513,411)
VMTP Shares at Liquidation Value	—	(116,500,000)	—	(116,500,000)

	$—	$(204,013,411)	$—	$(204,013,411)

During the year ended April 30, 2018, there were no transfers between levels.

See Notes to Financial Statements.

SCHEDULES OF INVESTMENTS	35

Statements of Assets and Liabilities

April 30, 2018

	MYD	MQY	MQT

ASSETS
Investments at value — unaffiliated(a)	$1,090,738,905	$791,768,710	$503,636,273
Investments at value — affiliated(b)	3,484,552	—	—
Cash	22,553	—	—
Cash pledged for futures contracts	376,850	421,650	274,550
Receivables:
Interest — unaffiliated	17,054,651	9,850,099	6,280,009
TOB Trust	6,690,000	4,515,000	2,915,000
Investments sold	877,610	1,851,653	2,088,964
Dividends — affiliated	2,659	2,665	317
Capital gain distributions — affiliated	1,688	2,881	2,101
Prepaid expenses	35,053	27,318	23,016

Total assets	1,119,284,521	808,439,976	515,220,230

ACCRUED LIABILITIES
Bank overdraft	—	604,352	412,127
Payables:
Investments purchased	16,388,816	21,615,880	7,124,827
TOB Trust	5,964,999	—	—
Income dividend distributions — Common Shares	2,860,342	1,934,872	1,218,133
Interest expense and fees	649,597	546,140	301,347
Investment advisory fees	450,153	319,714	206,449
Directors’ and Officer’s fees	357,388	252,762	2,751
Variation margin on futures contracts	91,375	102,094	66,531
Other accrued expenses	262,750	222,074	177,696

Total accrued liabilities	27,025,420	25,597,888	9,509,861

OTHER LIABILITIES
TOB Trust Certificates	167,149,960	139,143,848	87,513,411
VRDP Shares, at liquidation value of $100,000 per share, net of deferred offering costs(c)(d)	251,032,378	176,364,352	—
VMTP Shares, at liquidation value of $100,000 per share(c)(d)	—	—	116,500,000

Total other liabilities	418,182,338	315,508,200	204,013,411

Total liabilities	445,207,758	341,106,088	213,523,272

NET ASSETS	$674,076,763	$467,333,888	$301,696,958

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS CONSIST OF
Paid-in capital(e)(f)(g)	$626,605,512	$430,584,293	$280,879,428
Undistributed net investment income	1,718,990	2,286,868	2,617,106
Accumulated net realized loss	(9,179,741)	(1,987,794)	(4,743,393)
Net unrealized appreciation (depreciation)	54,932,002	36,450,521	22,943,817

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS	$674,076,763	$467,333,888	$301,696,958

Net asset value per Common Share	$14.38	$15.22	$13.37

(a) Investments at cost — unaffiliated	$1,035,850,327	$755,391,726	$480,741,370
(b) Investments at cost — affiliated	$3,484,552	$—	$—
(c) Preferred Shares outstanding, par value $0.10 per share	2,514	1,766	1,165
(d) Preferred Shares authorized	16,234	11,766	7,565
(e) Par value per Common Share	$0.10	$0.10	$0.10
(f) Common Shares outstanding	46,890,851	30,712,248	22,558,009
(g) Common Shares authorized	199,983,766	199,988,234	199,992,435

See notes to financial statements.

36	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations

Year Ended April 30, 2018

	MYD	MQY	MQT

INVESTMENT INCOME
Interest — unaffiliated	$50,701,072	$33,540,712	$21,308,747
Dividends — affiliated	48,072	39,782	28,819

Total investment income	50,749,144	33,580,494	21,337,566

EXPENSES
Investment advisory	5,554,826	3,919,463	2,519,300
Accounting services	134,599	103,996	73,582
Professional	128,623	104,425	85,505
Directors and Officer	85,383	59,717	30,938
Transfer agent	53,150	43,814	29,227
Custodian	41,144	32,461	23,230
Liquidity fees	25,605	—	—
Remarketing fees on Preferred Shares	25,141	—	—
Registration	18,572	11,937	9,416
Printing	14,135	12,642	11,544
Rating agency	41,208	41,081	40,980
Miscellaneous	49,847	50,175	49,989

Total expenses excluding interest expense, fees and amortization of offering costs	6,172,233	4,379,711	2,873,711
Interest expense, fees and amortization of offering costs(a)	7,666,086	5,527,707	3,666,587

Total expenses	13,838,319	9,907,418	6,540,298
Less fees waived by the Manager	(5,855)	(4,262)	(3,146)

Total expenses after fees waived	13,832,464	9,903,156	6,537,152

Net investment income	36,916,680	23,677,338	14,800,414

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(329,624)	(136,213)	(50,179)
Investments — affiliated	1,439	(2,409)	(1,945)
Futures contracts	1,606,042	1,799,752	1,158,796
Capital gain distributions from investment companies — affiliated	1,688	2,881	2,101

	1,279,545	1,664,011	1,108,773

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(16,275,490)	(11,410,679)	(7,824,901)
Investments — affiliated	(167)	(207)	(310)
Futures contracts	718,564	723,140	464,204

	(15,557,093)	(10,687,746)	(7,361,007)

Net realized and unrealized loss	(14,277,548)	(9,023,735)	(6,252,234)

NET INCREASE IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS RESULTING FROM OPERATIONS	$22,639,132	$14,653,603	$8,548,180

(a)	Related to TOB Trusts, VRDP Shares and/or VMTP Shares.

See notes to financial statements.

FINANCIAL STATEMENTS	37

Statements of Changes in Net Assets

	MYD		MQY
	Year Ended April 30,		Year Ended April 30,
	2018	2017	2018	2017

INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS

OPERATIONS
Net investment income	$36,916,680	$39,272,161	$23,677,338	$26,071,237
Net realized gain	1,279,545	4,690,615	1,664,011	2,985,824
Net change in unrealized appreciation (depreciation)	(15,557,093)	(45,613,357)	(10,687,746)	(30,204,529)

Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	22,639,132	(1,650,581)	14,653,603	(1,147,468)

DISTRIBUTIONS TO COMMON SHAREHOLDERS(a)
From net investment income	(38,299,513)	(40,693,560)	(25,268,200)	(26,849,853)

CAPITAL SHARE TRANSACTIONS
Reinvestment of common distributions	1,868,058	1,591,944	190,750	388,165

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
Total decrease in net assets applicable to Common Shareholders	(13,792,323)	(40,752,197)	(10,423,847)	(27,609,156)
Beginning of year	687,869,086	728,621,283	477,757,735	505,366,891

End of year	$674,076,763	$687,869,086	$467,333,888	$477,757,735

Undistributed net investment income, end of year	$1,718,990	$4,082,795	$2,286,868	$3,885,496

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

38	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets  (continued)

	MQT
	Year Ended April 30,
	2018	2017

INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS

OPERATIONS
Net investment income	$14,800,414	$16,378,558
Net realized gain	1,108,773	1,577,674
Net change in unrealized appreciation (depreciation)	(7,361,007)	(18,399,552)

Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	8,548,180	(443,320)

DISTRIBUTIONS TO COMMON SHAREHOLDERS(a)
From net investment income	(15,558,100)	(16,921,597)

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
Total decrease in net assets applicable to Common Shareholders	(7,009,920)	(17,364,917)
Beginning of year	308,706,878	326,071,795

End of year	$301,696,958	$308,706,878

Undistributed net investment income, end of year	$2,617,106	$3,369,798

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See Notes to Financial Statements.

FINANCIAL STATEMENTS	39

Statements of Cash Flows

Year Ended April 30, 2018

	MYD	MQY	MQT

CASH PROVIDED BY OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$22,639,132	$14,653,603	$8,548,180
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Proceeds from sales of long-term investments	101,976,294	153,377,640	103,254,324
Purchases of long-term investments	(103,175,476)	(171,756,630)	(121,362,744)
Net proceeds from sales (purchases) of short-term securities	(1,817,552)	1,043,151	4,847,554
Amortization of premium and accretion of discount on investments and other fees	1,574,853	(575,018)	(204,098)
Net realized loss on investments	328,185	138,622	52,124
Net unrealized depreciation on investments	16,275,657	11,410,886	7,825,211
(Increase) Decrease in Assets:
Cash pledged for futures contracts	1,087,000	780,000	505,000
Receivables:
Interest — unaffiliated	82,918	159,801	(76,912)
Dividends — affiliated	225	1,914	3,011
Capital gain distributions — affiliated	(1,688)	(2,881)	(2,101)
Prepaid expenses	(3,987)	(5,404)	(6,208)
Increase (Decrease) in Liabilities:
Payables:
Investment advisory fees	(6,246)	1,588	2,108
Interest expense and fees	242,159	258,056	147,094
Directors’ and Officer’s	15,609	10,745	(362)
Variation margin on futures contracts	6,283	34,580	22,282
Other accrued expenses	(43,940)	(17,556)	(10,671)

Net cash provided by operating activities	39,179,426	9,513,097	3,543,792

CASH USED FOR FINANCING ACTIVITIES
Proceeds from TOB Trust Certificates	9,940,947	23,066,304	15,585,432
Repayments of TOB Trust Certificates	(11,832,455)	(7,581,818)	(3,620,919)
Proceeds from Loan for TOB Trust Certificates	—	2,998,556	1,127,024
Repayments of Loan for TOB Trust Certificates	—	(2,998,556)	(1,127,024)
Cash dividends paid to Common Shareholders	(36,938,217)	(25,368,345)	(15,738,564)
Increase (decrease) in bank overdraft	(343,006)	360,692	230,259
Amortization of deferred offering costs	15,858	10,070	—

Net cash used for financing activities	(39,156,873)	(9,513,097)	(3,543,792)

CASH
Net increase in cash	22,553	—	—
Cash at beginning of year	—	—	—

Cash at end of year	$22,553	$—	$—

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid during the year for interest expense	$7,408,069	$5,259,581	$3,519,493

NON-CASH FINANCING ACTIVITIES
Capital shares issued in reinvestment of distributions paid to Common Shareholders	1,868,058	190,750	—

See notes to financial statements.

40	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

(For a share outstanding throughout each period)

	MYD
	Year Ended April 30,
	2018	2017	2016	2015	2014
Net asset value, beginning of year	$14.71	$15.61	$15.29	$14.71	$16.01

Net investment income(a)	0.79	0.84	0.90	0.91	0.94
Net realized and unrealized gain (loss)	(0.30)	(0.87)	0.35	0.62	(1.25)

Net increase (decrease) from investment operations	0.49	(0.03)	1.25	1.53	(0.31)

Distributions to Common Shareholders from net investment income(b)	(0.82)	(0.87)	(0.93)	(0.95)	(0.99)

Net asset value, end of year	$14.38	$14.71	$15.61	$15.29	$14.71

Market price, end of year	$13.12	$14.75	$15.73	$14.91	$14.14

Total Return Applicable to Common Shareholders(c)
Based on net asset value	3.47%	(0.16)%	8.81%	10.91%	(1.21)%

Based on market price	(5.85)%	(0.65)%	12.36%	12.51%	(6.38)%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	2.00%	1.75%	1.39%	1.37%	1.49%

Total expenses after fees waived and paid indirectly	2.00%	1.75%	1.39%	1.36%	1.49%

Total expenses after fees waived and paid indirectly and excluding interest expense, fees and amortization of offering costs(d)(e)	0.89%	0.89%	0.88%	0.89%	1.20%

Net investment income to Common Shareholders	5.33%	5.52%	5.91%	5.94%	6.70%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$674,077	$687,869	$728,621	$713,237	$686,213

VRDP Shares outstanding at $100,000 liquidation value, end of year (000)	$251,400	$251,400	$251,400	$251,400	$251,400

Asset coverage per VRDP Shares at $100,000 liquidation value, end of year	$368,129	$373,615	$389,825	$383,706	$372,956

Borrowings outstanding, end of year (000)	$167,150	$168,316	$173,776	$163,621	$169,241

Portfolio turnover rate	9%	10%	9%	11%	17%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.
(d)	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VRDP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.
(e)	The total expense ratio after fees waived and paid indirectly and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees as follows:

Year Ended April 30,
2018	2017	2016	2015	2014
0.88%	0.89%	0.88%	0.88%	0.92%

See notes to financial statements.

FINANCIAL HIGHLIGHTS	41

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	MQY
	Year Ended April 30,
Per Share Operating Performance	2018	2017	2016	2015	2014
Net asset value, beginning of year	$15.56	$16.47	$16.12	$15.73	$16.83

Net investment income(a)	0.77	0.85	0.90	0.92	0.95
Net realized and unrealized gain (loss)	(0.29)	(0.89)	0.40	0.43	(1.07)

	0.48	(0.04)	1.30	1.35	(0.12)

Distributions to Common Shareholders(b)
From net investment income	(0.82)	(0.87)	(0.95)	(0.96)	(0.96)
From net realized gain	—	—	—	—	(0.02)

Total distributions	(0.82)	(0.87)	(0.95)	(0.96)	(0.98)

Net asset value, end of year	$15.22	$15.56	$16.47	$16.12	$15.73

Market price, end of year	$13.83	$15.14	$16.56	$15.52	$14.84

Total Return Applicable to Common Shareholders(c)
Based on net asset value	3.28%	(0.12)%	8.61%	9.09%	0.04%

Based on market price	(3.55)%	(3.34)%	13.35%	11.32%	(6.23)%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	2.05%	1.74%	1.47%	1.46%	1.58%

Total expenses after fees waived and paid indirectly	2.05%	1.74%	1.47%	1.46%	1.58%

Total expenses after fees waived and paid indirectly and excluding interest expense, fees and amortization of offering costs(d)(e)	0.91%	0.89%	1.09%	1.25%	1.32%

Net investment income to Common Shareholders	4.91%	5.28%	5.62%	5.65%	6.28%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$467,334	$477,758	$505,367	$494,475	$482,666

VRDP Shares outstanding at $100,000 liquidation value, end of year (000)	$176,600	$176,600	$176,600	$176,600	$176,600

Asset coverage per VRDP Shares at $100,000 liquidation value, end of year	$364,628	$370,531	$386,165	$379,997	$373,310

Borrowings outstanding, end of year (000)	$139,144	$119,144	$112,111	$114,962	$121,321

Portfolio turnover rate	20%	13%	10%	14%	12%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.
(d)	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VRDP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.
(e)	The total expense ratio after fees waived and paid indirectly and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees as follows:

Year Ended April 30,
2018	2017	2016	2015	2014
0.91%	0.89%	0.92%	0.89%	0.93%

See notes to financial statements.

42	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	MQT
	Year Ended April 30,
	2018	2017	2016	2015	2014
Net asset value, beginning of year	$13.69	$14.45	$14.18	$13.78	$14.68

Net investment income(a)	0.66	0.73	0.79	0.80	0.83
Net realized and unrealized gain (loss)	(0.29)	(0.74)	0.30	0.45	(0.88)

Net increase (decrease) from investment operations	0.37	(0.01)	1.09	1.25	(0.05)

Distributions to Common Shareholders from net investment income(b)	(0.69)	(0.75)	(0.82)	(0.85)	(0.85)

Net asset value, end of year	$13.37	$13.69	$14.45	$14.18	$13.78

Market price, end of year	$11.98	$12.94	$14.33	$13.44	$12.91

Total Return Applicable to Common Shareholders(c)
Based on net asset value	3.01%	0.12%	8.48%	9.70%	0.55%

Based on market price	(2.35)%	(4.57)%	13.42%	10.98%	(4.04)%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	2.10%	1.79%	1.48%	1.47%	1.56%

Total expenses after fees waived and paid indirectly	2.10%	1.79%	1.48%	1.47%	1.56%

Total expenses after fees waived and paid indirectly and excluding interest expense, fees and amortization of offering costs(d)	0.92%	0.90%	0.91%	0.92%	0.95%

Net investment income to Common Shareholders	4.75%	5.13%	5.60%	5.65%	6.32%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$301,697	$308,707	$326,072	$319,848	$310,886

VMTP Shares outstanding at $100,000 liquidation value, end of year (000)	$116,500	$116,500	$116,500	$116,500	$116,500

Asset coverage per VMTP Shares at $100,000 liquidation value, end of year	$358,967	$364,984	$379,890	$374,548	$366,855

Borrowings outstanding, end of year (000)	$87,513	$72,634	$75,273	$78,851	$75,189

Portfolio turnover rate	21%	13%	10%	13%	16%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.
(d)	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VMTP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	43

Notes to Financial Statements

1.	ORGANIZATION

The following are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as closed-end management investment companies and are referred to herein collectively as the “Funds”, or individually as a “Fund”:

Fund Name	Herein Referred To As	Organized	Diversification Classification
BlackRock MuniYield Fund, Inc.	MYD	Maryland	Diversified
BlackRock MuniYield Quality Fund, Inc.	MQY	Maryland	Diversified
BlackRock MuniYield Quality Fund II, Inc.	MQT	Maryland	Diversified

The Boards of Directors of the Funds are collectively referred to throughout this report as the “Board of Directors” or the “Board,” and the directors thereof are collectively referred to throughout this report as “Directors”. The Funds determine and make available for publication the NAVs of their Common Shares on a daily basis.

The Funds, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of closed-end funds referred to as the Closed-End Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the “trade dates”). Dividend income is recorded on the ex-dividend date. Realized gains and losses on investment transactions are determined on the identified cost basis. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on an accrual basis.

Segregation and Collateralization: In cases where a Fund enters into certain investments (e.g. futures contracts) or certain borrowings (e.g. TOB Trust transactions) that would be treated as “senior securities” for 1940 Act purposes, a Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments or borrowings. Doing so allows the investment or borrowing to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions from net investment income are declared monthly and paid monthly. Distributions of capital gains are recorded on the ex-dividend date and made at least annually. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Distributions to Preferred Shareholders are accrued and determined as described in Note 10.

Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by each Fund’s Board, the independent Directors (“Independent Directors”) may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain other BlackRock Closed-End Funds selected by the Independent Directors. This has the same economic effect for the Independent Directors as if the Independent Directors had invested the deferred amounts directly in certain other BlackRock Closed-End Funds.

The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of each Fund, if applicable. Deferred compensation liabilities are included in the Directors’ and Officer’s fees payable in the Statements of Assets and Liabilities and will remain as a liability of the Funds until such amounts are distributed in accordance with the Plan.

Recent Accounting Standards: In November 2016, the Financial Accounting Standards Board issued Accounting Standards Update “Restricted Cash” which will require entities to include the total of cash, cash equivalents, restricted cash, and restricted cash equivalents in the beginning and ending cash balances in the Statements of Cash Flows. The guidance will be applied retrospectively and is effective for fiscal years beginning after December 15, 2017, and interim periods within those years. Management is evaluating the impact, if any, of this guidance on the Funds’ presentation in the Statements of Cash Flows.

In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update “Premium Amortization of Purchased Callable Debt Securities” which amends the amortization period for certain purchased callable debt securities. Under the new guidance, the premium amortization of purchased callable debt securities that have explicit, non-contingent call features and are callable at fixed prices will be amortized to the earliest call date. The guidance will be applied on a modified retrospective basis and is effective for fiscal years, and their interim periods, beginning after December 15, 2018. Management is currently evaluating the impact of this guidance to the Funds.

Indemnifications: In the normal course of business, a Fund enters into contracts that contain a variety of representations that provide general indemnification. A Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to a Fund are charged to that Fund. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

44	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Funds’ investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds determine the fair values of their financial instruments using various independent dealers or pricing services under policies approved by the Board of Directors of each Fund (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•	Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments.

•	Investments in open-end U.S. mutual funds are valued at NAV each business day.

•	Futures contracts traded on exchanges are valued at their last sale price.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access

•	Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•	Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including each Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds. There may not be a secondary market, and/or there are a limited number of investors. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Global Valuation Committee in the absence of market information.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with each Fund’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Zero-Coupon Bonds: Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

Forward Commitments and When-Issued Delayed Delivery Securities: Certain funds may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. A fund may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, a fund may be required to pay more at settlement than the security is worth. In addition, a fund is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, a fund assumes the rights and risks

NOTES TO FINANCIAL STATEMENTS	45

Notes to Financial Statements  (continued)

of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, a fund’s maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions.

Municipal Bonds Transferred to TOB Trusts: Certain funds leverage their assets through the use of “TOB Trust” transactions. The funds transfer municipal bonds into a special purpose trust (a “TOB Trust”). A TOB Trust issues two classes of beneficial interests: short-term floating rate interests (“TOB Trust Certificates”), which are sold to third party investors, and residual inverse floating rate interests (“TOB Residuals”), which are issued to the participating funds that contributed the municipal bonds to the TOB Trust. The TOB Trust Certificates have interest rates that reset weekly and their holders have the option to tender such certificates to the TOB Trust for redemption at par and any accrued interest at each reset date. The TOB Residuals held by a fund provide the fund with the right to cause the holders of a proportional share of the TOB Trust Certificates to tender their certificates to the TOB Trust at par plus accrued interest. The funds may withdraw a corresponding share of the municipal bonds from the TOB Trust. Other funds managed by the investment adviser may also contribute municipal bonds to a TOB Trust into which a fund has contributed bonds. If multiple BlackRock advised funds participate in the same TOB Trust, the economic rights and obligations under the TOB Residuals will be shared among the funds ratably in proportion to their participation in the TOB Trust.

TOB Trusts are supported by a liquidity facility provided by a third party bank or other financial institution (the “Liquidity Provider”) that allows the holders of the TOB Trust Certificates to tender their certificates in exchange for payment of par plus accrued interest on any business day. The tendered TOB Trust Certificates are remarketed by a Remarketing Agent. In the event of a failed remarketing, the TOB Trust may draw upon a loan from the Liquidity Provider to purchase the tendered TOB Trust Certificates. Any loans made by the Liquidity Provider will be secured by the purchased TOB Trust Certificates held by the TOB Trust and will be subject to an increased interest rate based on number of days the loan is outstanding.

The TOB Trust may be collapsed without the consent of a fund, upon the occurrence of a termination event, as defined in the TOB Trust agreement. Upon the occurrence of a termination event, a TOB Trust would be liquidated with the proceeds applied first to any accrued fees owed to the trustee of the TOB Trust, the Remarketing Agent and the Liquidity Provider. Upon certain termination events, TOB Trust Certificates holders will be paid before the TOB Residuals holders (i.e., the Funds) whereas in other termination events, TOB Trust Certificates holders and TOB Residuals holders will be paid pro rata.

While a fund’s investment policies and restrictions expressly permit investments in inverse floating rate securities, such as TOB Residuals, they restrict the ability of a fund to borrow money for purposes of making investments. The funds’ management believes that a fund’s restrictions on borrowings do not apply to the funds’ TOB Trust transactions. Each fund’s transfer of the municipal bonds to a TOB Trust is considered a secured borrowing for financial reporting purposes. The cash received by the TOB Trust from the sale of the TOB Trust Certificates, less certain transaction expenses, is paid to a fund. A fund typically invests the cash received in additional municipal bonds.

Accounting for TOB Trusts: The municipal bonds deposited into a TOB Trust are presented in a fund’s Schedule of Investments and the TOB Trust Certificates are shown in Other Liabilities in the Statements of Assets and Liabilities. Any loans drawn by the TOB Trust pursuant to the liquidity facility to purchase tendered TOB Trust Certificates are shown as Loan for TOB Trust Certificates. The carrying amount of a fund’s payable to the holder of the TOB Trust Certificates, as reported in the Statements of Assets and Liabilities as TOB Trust Certificates, approximates its fair value.

Interest income, including amortization and accretion of premiums and discounts, from the underlying municipal bonds is recorded by a fund on an accrual basis. Interest expense incurred on the TOB Trust transaction and other expenses related to remarketing, administration, trustee, liquidity and other services to a TOB Trust are shown as interest expense, fees and amortization of offering costs in the Statements of Operations. Fees paid upon creation of the TOB Trust are recorded as debt issuance costs and are amortized to interest expense, fees and amortization of offering costs in the Statements of Operations to the expected maturity of the TOB Trust. In connection with the restructurings of the TOB Trusts to non-bank sponsored TOB Trusts, a fund incurred non-recurring, legal and restructuring fees, which are recorded as interest expense, fees and amortization of deferred offering costs in the Statements of Operations. Amounts recorded within interest expense, fees and amortization of offering costs in the Statements of Operations are:

	Interest Expense	Liquidity Fees	Other Expenses	Total
MYD	$1,804,882	$752,430	$276,249	$2,833,561
MQY	1,395,209	514,779	188,681	2,098,669
MQT	848,751	326,664	117,527	1,292,942

For the year ended April 30, 2018, the following table is a summary of each Fund’s TOB Trusts:

	Underlying Municipal Bonds Transferred to TOB Trusts (a)	Liability for TOB Trust Certificates (b)	Range of Interest Rates on TOB Trust Certificates at Period End	Average TOB Trust Certificates Outstanding	Daily Weighted Average Rate of Interest and Other Expenses on TOB Trusts
MYD	$285,698,182	$167,149,960	1.76% — 2.39%	$166,702,678	1.70%
MQY	244,664,759	139,143,848	1.75% — 2.39%	124,869,100	1.68
MQT	151,006,811	87,513,411	1.75% — 2.39%	76,191,345	1.70

(a)	The municipal bonds transferred to a TOB Trust are generally high grade municipal bonds. In certain cases, when municipal bonds transferred are lower grade municipal bonds, the TOB Trust transaction may include a credit enhancement feature that provides for the timely payment of principal and interest on the bonds to the TOB Trust by a credit enhancement provider in the event of default of the municipal bond. The TOB Trust would be responsible for the payment of the credit enhancement fee and the Funds, as TOB Residuals holders, would be responsible for reimbursement of any payments of principal and interest made by the credit enhancement provider. The maximum potential amounts owed by the fund[s], for such reimbursements, as applicable, are included in the maximum potential amounts disclosed for recourse TOB Trusts.

46	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

(b)	TOB Trusts may be structured on a non-recourse or recourse basis. When a Fund invests in TOB Trusts on a non-recourse basis, the Liquidity Provider may be required to make a payment under the liquidity facility to allow the TOB Trust to repurchase TOB Trust Certificates. The Liquidity Provider will be reimbursed from the liquidation of bonds held in the TOB Trust. If a fund invests in a TOB Trust on a recourse basis, a fund enters into a reimbursement agreement with the Liquidity Provider where a fund is required to reimburse the Liquidity Provider for any shortfall between the amount paid by the Liquidity Provider and proceeds received from liquidation of municipal bonds held in the TOB Trust (the “Liquidation Shortfall”). As a result, if a fund invests in a recourse TOB Trust, a fund will bear the risk of loss with respect to any Liquidation Shortfall. If multiple funds participate in any such TOB Trust, these losses will be shared ratably, including the maximum potential amounts owed by a fund at April 30, 2018, in proportion to their participation in the TOB Trust. The recourse TOB Trusts are identified in the Schedules of Investments including the maximum potential amounts owed by a fund at April 30, 2018.

For the year ended April 30, 2018, the following table is a summary of each Fund’s Loan for TOB Trust Certificates:

	Loans Outstanding at Period End	Range of Interest Rates on Loans at Period End	Average Loans Outstanding	Daily Weighted Average Rate of Interest and Other Expenses on Loans
MQY	$—	—%	36,308	0.78%
MQT	—	—	14,584	0.78

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange or over-the-counter (“OTC”).

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk), changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract.

Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited, if any, is shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

Investment Advisory: Each Fund entered into an Investment Advisory Agreement with the Manager, the Funds’ investment adviser, an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory and administrative services. The Manager is responsible for the management of each Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Fund.

For such services, each Fund pays the Manager a monthly fee at an annual rate equal to 0.50% of the average daily value of each Fund’s net assets.

For purposes of calculating these fees, “net assets” mean the total assets of the Fund minus the sum of its accrued liabilities (which does not include liabilities represented by TOB Trusts and the liquidation preference of any outstanding preferred shares). It is understood that the liquidation preference of any outstanding preferred shares (other than accumulated dividends) and TOB Trusts is not considered a liability in determining a Fund’s net asset value.

Waivers: With respect to each Fund, the Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). These amounts are shown as fees waived by the Manager in the Statements of Operations. For the year ended April 30, 2018, the amounts waived were as follows:

	MYD	MQY	MQT
Amounts waived	$5,855	$4,262	$3,146

The Manager contractually agreed to waive its investment advisory fee with respect to any portion of each Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through June 30, 2019. The agreement can be renewed for annual periods

NOTES TO FINANCIAL STATEMENTS	47

Notes to Financial Statements  (continued)

thereafter, and may be terminated on 90 days’ notice, each subject to approval by a majority of the Funds’ Independent Directors. For the year ended April 30, 2018, there were no fees waived by the Manager.

Directors and Officers: Certain Directors and/or officers of the Funds are directors and/or officers of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Funds’ Chief Compliance Officer, which is included in Directors and Officer in the Statements of Operations.

7.	PURCHASES AND SALES

For the year ended April 30, 2018, purchases and sales of investments, excluding short-term securities, were as follows:

	MYD	MQY	MQT
Purchases	$119,561,459	$188,430,885	$125,308,907
Sales	$102,853,904	$155,208,943	$105,343,288

8.	INCOME TAX INFORMATION

It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s U.S. federal tax returns generally remains open for each of the four years ended April 30, 2018. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds as of April 30, 2018, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. As of period end, the following permanent differences attributable to amortization methods on fixed income securities, expenses characterized as distributions, non-deductible expenses, the expiration of capital loss carryforwards, and the sale of bonds received from tender option bond trusts were reclassified to the following accounts:

	MYD	MQY	MQT
Paid-in capital	$(1,212,309)	$(10,070)	$—
Undistributed net investment income	(980,972)	(7,766)	4,994
Accumulated net realized loss	2,193,281	17,836	(4,994)

The tax character of distributions was as follows:

		MYD	MQY	MQT
Tax-exempt income(a)	4/30/2018	$43,101,937	$28,676,092	$17,888,903
	4/30/2017	44,348,446	29,485,924	18,761,524
Ordinary income(b)	4/30/2018	14,241	11,076	42,842
	4/30/2017	80,031	21,878	30,285

Total	4/30/2018	$43,116,178	$28,687,168	$17,931,745

	4/30/2017	$44,428,477	$29,507,802	$18,791,809

(a)	The Funds designate these amounts paid during the fiscal year ended April 30, 2018, as exempt-interest dividends.
(b)	Ordinary income consists primarily of taxable income recognized from market discount. Additionally, all ordinary income distributions are comprised of interest related dividends for non-U.S. residents and are eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

As of period end, the tax components of accumulated net earnings (losses) were as follows:

	MYD	MQY	MQT
Undistributed tax-exempt income	$3,739	$694,760	$278,572
Undistributed ordinary income	11,779	8,621	12,351
Undistributed long-term capital gains	—	365,090	—
Capital loss carryforwards	(6,716,198)	—	(1,402,772)
Net unrealized gains(a)	54,171,931	35,681,124	21,929,379

Total	$47,471,251	$36,749,595	$20,817,530

(a)	The differences between book-basis and tax-basis net unrealized gains were attributable primarily to the tax deferral of losses on wash sales and straddles, amortization and accretion methods of premiums and discounts on fixed income securities, the realization for tax purposes of unrealized losses on certain futures contracts, the accrual of income on securities in default, the deferral of compensation to directors and the treatment of residual interests in tender option bond trusts.

48	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

As of April 30, 2018, the Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

Expires April 30,	MYD	MQT
No expiration date(a)	$6,236,511	$—
2019	479,687	1,402,772

	$6,716,198	$1,402,772

(a)	Must be utilized prior to losses subject to expiration.

During the year ended April 30, 2018, the funds listed below utilized the following amounts of their respective capital loss carryforward:

MYD	MQY	MQT
$2,058,073	$2,118,488	$1,612,885

As of April 30, 2018, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

	MYD	MQY	MQT
Tax cost	$872,221,173	$616,694,633	$394,193,482

Gross unrealized appreciation	$61,260,679	$38,985,293	$24,445,768
Gross unrealized depreciation	(6,408,356)	(3,055,064)	(2,516,389)

Net unrealized appreciation	$54,852,323	$35,930,229	$21,929,379

The Tax Cuts and Jobs Act (the “Act”) was enacted on December 22, 2017. Certain provisions of the Act were effective upon enactment with the remainder becoming effective for tax years beginning after December 31, 2017. Although the Act does not amend any provisions directly related to the qualification or taxation of regulated investment companies (“RICs”), the Act does change the taxation of entities in which some RICs invest, the tax treatment of income derived from those entities and the taxation of RIC shareholders. While management does not anticipate significant impact to the Funds or to their shareholders, there is uncertainty in the application of certain provisions in the Act. Specifically, provisions in the Act may increase the amount of or accelerate the recognition of taxable income and may limit the deductibility of certain expenses by RICs. Until full clarity around these provisions is obtained, the impact on the Funds’ financial statements, if any, cannot be fully determined.

9.	PRINCIPAL RISKS

Many municipalities insure repayment of their bonds, which may reduce the potential for loss due to credit risk. The market value of these bonds may fluctuate for other reasons, including market perception of the value of such insurance, and there is no guarantee that the insurer will meet its obligation.

Inventories of municipal bonds held by brokers and dealers may decrease, which would lessen their ability to make a market in these securities. Such a reduction in market making capacity could potentially decrease a Fund’s ability to buy or sell bonds. As a result, a Fund may sell a security at a lower price, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative impact on performance. If a Fund needed to sell large blocks of bonds, those sales could further reduce the bonds’ prices and impact performance.

In the normal course of business, certain Funds invest in securities or other instruments and may enter into certain transactions, and such activities subject each Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations.

Each Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force each Fund to reinvest in lower yielding securities. Each Fund may also be exposed to reinvestment risk, which is the risk that income from each Fund’s portfolio will decline if each Fund invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below each Fund portfolio’s current earnings rate.

The Funds may hold a significant amount of bonds subject to calls by the issuers at defined dates and prices. When bonds are called by issuers and the Funds reinvest the proceeds received, such investments may be in securities with lower yields than the bonds originally held, and correspondingly, could adversely impact the yield and total return performance of a Fund.

A Fund structures and “sponsors” the TOB Trusts in which it holds TOB Residuals and has certain duties and responsibilities, which may give rise to certain additional risks including, but not limited to, compliance, securities law and operational risks.

Should short-term interest rates rise, the Funds’ investments in the TOB Trusts may adversely affect the Funds’ net investment income and dividends to Common Shareholders. Also, fluctuations in the market value of municipal bonds deposited into the TOB Trust may adversely affect the Funds’ NAVs per share.

The SEC and various federal banking and housing agencies have adopted credit risk retention rules for securitizations (the “Risk Retention Rules”). The Risk Retention Rules would require the sponsor of a TOB Trust to retain at least 5% of the credit risk of the underlying assets supporting the TOB Trust’s municipal bonds. The Risk Retention Rules may adversely affect the Funds’ ability to engage in TOB Trust transactions or increase the costs of such transactions in certain circumstances.

NOTES TO FINANCIAL STATEMENTS	49

Notes to Financial Statements  (continued)

TOB Trusts constitute an important component of the municipal bond market. Any modifications or changes to rules governing TOB Trusts may adversely impact the municipal market and the Funds, including through reduced demand for and liquidity of municipal bonds and increased financing costs for municipal issuers. The ultimate impact of any potential modifications on the TOB Trust market and the overall municipal market is not yet certain.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Concentration Risk: As of period end, the Funds invested a significant portion of their assets in securities in the transportation sector. Changes in economic conditions affecting such sector would have a greater impact on the Funds and could affect the value, income and/or liquidity of positions in such securities.

The Funds invest a significant portion of their assets in fixed-income securities and/or use derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise.

10.	CAPITAL SHARE TRANSACTIONS

Each Fund is authorized to issue 200 million shares, all of which were initially classified as Common Shares. The par value for each Fund’s Common Shares is $0.10. The par value for each Fund’s Preferred Shares outstanding is $0.10. The Board is authorized, however, to reclassify any unissued Common Shares to Preferred Shares without the approval of Common Shareholders.

Common Shares

For the years shown, shares issued and outstanding increased by the following amounts as a result of dividend reinvestment:

Year Ended April 30,	MYD	MQY
2018	125,519	12,019
2017	101,379	23,341

For the years ended April 30, 2018 and 2017, shares issued and outstanding remained constant for MQT.

Preferred Shares

Each Fund’s Preferred Shares rank prior to the Fund’s Common Shares as to the payment of dividends by the Fund and distribution of assets upon dissolution or liquidation of a Fund. The 1940 Act prohibits the declaration of any dividend on a Fund’s Common Shares or the repurchase of a Fund’s Common Shares if a Fund fails to maintain asset coverage of at least 200% of the liquidation preference of the Fund’s outstanding Preferred Shares. In addition, pursuant to the Preferred Shares’ governing instruments, a Fund is restricted from declaring and paying dividends on classes of shares ranking junior to or on parity with the Fund’s Preferred Shares or repurchasing such shares if a Fund fails to declare and pay dividends on the Preferred Shares, redeem any Preferred Shares required to be redeemed under the Preferred Shares’ governing instruments or comply with the basic maintenance amount requirement of the ratings agencies rating the Preferred Shares.

The holders of Preferred Shares have voting rights equal to the voting rights of the holders of Common Shares (one vote per share) and will vote together with holders of Common Shares (one vote per share) as a single class on certain matters. However, the holders of Preferred Shares, voting as a separate class, are also entitled to elect two Directors to the Board of each Fund. The holders of Preferred Shares are also entitled to elect the full Board of Directors if dividends on the Preferred Shares are not paid for a period of two years. The holders of Preferred Shares are also generally entitled to a separate class vote to amend the Preferred Share governing documents. In addition, the 1940 Act requires the approval of the holders of a majority of any outstanding Preferred Shares, voting as a separate class, to (a) adopt any plan of reorganization that would adversely affect the Preferred Shares, (b) change a Fund’s sub-classification as a closed-end investment company or change its fundamental investment restrictions or (c) change its business so as to cease to be an investment company.

50	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

VRDP Shares

MYD and MQY (collectively, the “VRDP Funds”), have issued Series W-7 VRDP Shares, $100,000 liquidation preference per share, in privately negotiated offerings. The VRDP Shares were offered to qualified institutional buyers as defined pursuant to Rule 144A under the Securities Act of 1933, as amended, (the “Securities Act”). The VRDP Shares include a liquidity feature and VRDP Shares of certain Funds are currently in a special rate period, each as described below.

As of period end, the VRDP Shares outstanding of each Fund were as follows:

	Issue Date	Shares Issued	Aggregate Principal	Maturity Date
MYD	6/30/11	2,514	$251,400,000	07/01/41
MQY	9/15/11	1,766	176,600,000	10/01/41

Redemption Terms: Each VRDP Fund is required to redeem its VRDP Shares on the maturity date, unless earlier redeemed or repurchased. Six months prior to the maturity date, each VRDP Fund is required to begin to segregate liquid assets with the Fund’s custodian to fund the redemption. In addition, VRDP Funds are required to redeem certain of its outstanding VRDP Shares if they fail to comply with certain asset coverage, basic maintenance amount or leverage requirements.

Subject to certain conditions, the VRDP Shares may also be redeemed, in whole or in part, at any time at the option of VRDP Funds. The redemption price per VRDP Share is equal to the liquidation preference per share plus any outstanding unpaid dividends.

Liquidity Feature: Each VRDP Fund entered into a fee agreement with its liquidity provider that requires an upfront commitment and a per annum liquidity fee payable to the liquidity provider. These fees, if applicable, are shown as liquidity fees in the Statements of Operations.

The fee agreement between MYD and the liquidity provider is scheduled to expire on April 15, 2020 unless renewed or terminated in advance. The fee agreement between MQY and the liquidity provider is scheduled to expire on October 21, 2019 unless renewed or terminated in advance.

In the event the a Fund’s agreement is not renewed or is terminated in advance, and the VRDP Funds do not enter into a fee agreement with an alternate liquidity provider, the VRDP Shares of that fund will be subject to mandatory purchase by the liquidity provider prior to the termination of the fee agreement. In the event of such mandatory purchase, VRDP Funds are required to redeem the VRDP Shares six months after the purchase date. Immediately after such mandatory purchase, VRDP Funds are required to begin to segregate liquid assets with its custodian to fund the redemption. There is no assurance VRDP Funds will replace such redeemed VRDP Shares with any other preferred shares or other form of leverage.

Remarketing: The VRDP Funds may incur remarketing fees of 0.10% on the aggregate principal amount of all the VRDP Fund’s Shares, which, if any, are included in remarketing fees on Preferred Shares in the Statements of Operations. During any special rate period (as described below), MQY incurs no remarketing fees and MYD incurs nominal remarketing fee.

Dividends: Dividends on the VRDP Shares are payable monthly at a variable rate set weekly by the remarketing agent. Such dividend rates are generally based upon a spread over a base rate and cannot exceed a maximum rate. In the event of a failed remarketing, the dividend rate of the VRDP Shares will be reset to a maximum rate. The maximum rate is determined based on, among other things, the long-term preferred share rating assigned to the VRDP Shares and the length of time that the VRDP Shares fail to be remarketed. At the date of issuance, the VRDP Shares were assigned long-term ratings of Aaa from Moody’s and AAA from Fitch. Subsequent to the issuance of the VRDP Shares, Moody’s completed a review of its methodology for rating securities issued by registered closed-end funds. As of period end, the VRDP Shares were assigned a long-term rating of Aa1 from Moody’s under its new ratings methodology. The VRDP Shares continue to be assigned a long-term rating of AAA from Fitch.

For the year ended April 30, 2018, the annualized dividend rates for the VRDP Shares were as follows:

	MYD	MQY
Rate	1.92%	1.94%

Special Rate Period: On April 7, 2014, MYD commenced an approximate three-year term ending April 9, 2017 (the “special rate period”) with respect to its VRDP Shares, during which the VRDP Shares will not be subject to any remarketing and the dividend rate will be based on a predetermined methodology. The implementation of the special rate period resulted in a mandatory tender of the VRDP Shares prior to the commencement of the special rate period. The mandatory tender event was not the result of a failed remarketing. The short-term ratings on the VRDP Shares for MYD were withdrawn by Moody’s, Fitch and/or S&P at the commencement of the special rate period. The special rate period has been extended and is currently set to expire on April 15, 2020. Prior to April 15, 2020, the holder of the VRDP Shares and MYD may mutually agree to extend the special rate period. If the special rate period is not extended, the VRDP Shares will revert to remarketable securities upon the termination of the special rate period and will be remarketed and available for purchase by qualified institutional investors.

On October 22, 2015, MQY commenced an approximate three-year term ending April 18, 2018 with respect to its VRDP Shares, during which the VRDP Shares will not be subject to any remarketing and the dividend rate will be based on a predetermined methodology. The implementation of the special rate period resulted in a mandatory tender of the VRDP Shares prior to the commencement of the special rate period. The mandatory tender event was not the result of a failed remarketing. The short-term ratings on the VRDP Shares of MQY were withdrawn by Moody’s, Fitch and/or S&P at the commencement of the special rate period. The special rate period for MQY has been extended for an additional one-year term and is currently scheduled to expire on April 17, 2019. Prior to April 17, 2019, the holder of the VRDP Shares and MQY may mutually agree to extend the special rate period. If the special rate period is not extended, the VRDP Shares will revert to remarketable securities upon the termination of the special rate period and will be remarketed and available for purchase by qualified institutional investors.

NOTES TO FINANCIAL STATEMENTS	51

Notes to Financial Statements  (continued)

During the special rate period, the liquidity and fee agreements remain in effect and the VRDP Shares remain subject to mandatory redemption by the VRDP Funds on the maturity date. The VRDP Shares will not be remarketed or subject to optional or mandatory tender events during the special rate period. During the special rate period, the VRDP Funds are required to comply with the same asset coverage, basic maintenance amount and leverage requirements for the VRDP Shares as is required when the VRDP Shares are not in a special rate period. MYD pays a nominal fee at the annual rate of 0.01% to the liquidity provider and remarketing agent during the special rate period. MQY does not pay any fees to the liquidity provider and remarketing agent during the special rate period. The VRDP Funds will also pay dividends monthly based on the sum of the Securities Industry and Financial Markets Association (“SIFMA”) Municipal Swap Index rate and a percentage per annum based on the long-term ratings assigned to the VRDP Shares.

If the VRDP Fund redeems the VRDP Shares prior to end of the special rate period and the VRDP Shares have long-term ratings above A1/A+ and its equivalent by all ratings agencies then rating the VRDP Shares, then such redemption may be subject to a redemption premium payable to the holder of the VRDP Shares based on the time remaining in the special rate period, subject to certain exceptions for redemptions that are required to comply with minimum asset coverage requirements.

For the year ended April 30, 2018, VRDP Shares issued and outstanding of each Fund remained constant.

VMTP Shares

MQT has issued Series W-7 VMTP Shares, $100,000 liquidation preference per share, in a privately negotiated offering and sale of VMTP Shares exempt from registration under the Securities Act. The VMTP Shares are subject to certain restrictions on transfer, and MQT may also be required to register the VMTP Shares for sale under the Securities Act under certain circumstances. In addition, amendments to the VMTP governing documents generally require the consent of the holders of VMTP Shares.

As of period end, the VMTP Shares outstanding were as follows:

	Issue Date	Shares Issued	Aggregate Principal	Term Redemption Date
MQT	12/16/11	1,165	$116,500,000	01/02/19

Redemption Terms: MQT is required to redeem its VMTP Shares on the term redemption date, unless earlier redeemed or repurchased or unless extended. In June, 2015, the term redemption date for VMTP Shares was extended until January 2, 2019. There is no assurance that the term of MQT’s VMTP Shares will be extended further or that a Fund’s VMTP Shares will be replaced with any other preferred shares or other form of leverage upon the redemption or repurchase of the VMTP Shares. Six months prior to the term redemption date, MQT is required to begin to segregate liquid assets with the Fund’s custodian to fund the redemption. In addition, MQT is required to redeem certain of its outstanding VMTP Shares if it fails to comply with certain asset coverage, basic maintenance amount or leverage requirements.

Subject to certain conditions, MQT’s VMTP Shares may be redeemed, in whole or in part, at any time at the option of MQT. The redemption price per VMTP Share is equal to the liquidation preference per share plus any outstanding unpaid dividends and applicable redemption premium. If MQT redeems the VMTP Shares prior to the term redemption date and the VMTP Shares have long-term ratings above A1/A+ or its equivalent by the ratings agencies then rating the VMTP Shares, then such redemption may be subject to a prescribed redemption premium (up to 3% of the liquidation preference) payable to the holder of the VMTP Shares based on the time remaining until the term redemption date, subject to certain exceptions for redemptions that are required to comply with minimum asset coverage requirements.

Dividends: Dividends on the VMTP Shares are declared daily and payable monthly at a variable rate set weekly at a fixed rate spread to the Securities Industry and Financial Markets Association (“SIFMA”) Municipal Swap Index. The fixed spread is determined based on the long-term preferred share rating assigned to the VMTP Shares by the ratings agencies then rating the VMTP Shares. At the date of issuance, the VMTP Shares were assigned long-term ratings of Aaa from Moody’s and AAA from Fitch. Subsequent to the issuance of the VMTP Shares, Moody’s completed a review of its methodology for rating securities issued by registered closed-end funds. As of period end, the VMTP Shares were assigned a long-term rating of Aa1 from Moody’s under its new rating methodology.

The VMTP Shares continue to be assigned a long-term rating of AAA from Fitch. The dividend rate on the VMTP Shares is subject to a step-up spread if the Fund fails to comply with certain provisions, including, among other things, the timely payment of dividends, redemptions or gross-up payments, and complying with certain asset coverage and leverage requirements.

For the year ended April 30, 2018, the average annualized dividend rate for the VMTP Shares was 2.04%

For the year ended April 30, 2018, VMTP Shares issued and outstanding of MQT remained constant.

Offering Costs: The Funds incurred costs in connection with the issuance of VRDP and VMTP Shares, which were recorded as a direct deduction from the carrying value of the related debt liability and will be amortized over the life of the VRDP and VMTP Shares with the exception of upfront fees paid to the liquidity provider which were amortized over the life of the liquidity agreement. Amortization of these costs is included in interest expense, fees and amortization of offering costs in the Statements of Operations.

Financial Reporting: The VRDP and VMTP Shares are considered debt of the issuer; therefore, the liquidation preference, which approximates fair value of the VRDP and VMTP Shares, is recorded as a liability in the Statements of Assets and Liabilities net of deferred offering costs. Unpaid dividends are included in interest expense and fees payable in the Statements of Assets and Liabilities, and the dividends accrued and paid on the VRDP and VMTP Shares are included as a component of interest expense, fees and amortization of offering costs in the Statements of Operations. The VRDP and VMTP Shares are treated as equity for tax purposes. Dividends paid to

52	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

holders of the VRDP and VMTP Shares are generally classified as tax-exempt income for tax-reporting purposes. Dividends and amortization of deferred offering costs on VRDP and VMTP Shares are included in interest expense, fees and amortization of offering costs in the Statements of Operations:

	Dividends Accrued	Deferred Offering Costs Amortization
MYD	$4,816,667	$15,858
MQY	3,418,968	10,070
MQT	2,373,645	—

11.	SUBSEQUENT EVENTS

Management’s evaluation of the impact of all subsequent events on the Funds’ financial statements was completed through the date the financial statements were issued and the following items were noted:

	Common Dividend Per Share		Preferred Shares (c)
	Paid (a)	Declared (b)	Shares	Series	Declared
MYD	$0.0610	$0.0610	VRDP	W-7	$494,122
MQY	0.0630	0.0630	VRDP	W-7	350,103
MQT	0.0540	0.0540	VMTP	W-7	240,852

(a)	Net investment income dividend paid on June 1, 2018 to Common Shareholders of record on May 15, 2018.
(b)	Net investment income dividend declared on June 1, 2018, payable to Common Shareholders of record on June 15, 2018.
(c)	Dividends declared for period May 1, 2018 to May 31, 2018.

NOTES TO FINANCIAL STATEMENTS	53

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of BlackRock MuniYield Fund, Inc., BlackRock MuniYield Quality Fund, Inc., and BlackRock MuniYield Quality Fund II, Inc.:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of BlackRock MuniYield Fund, Inc., BlackRock MuniYield Quality Fund, Inc., and BlackRock MuniYield Quality Fund II, Inc. (the “Funds”), including the schedules of investments, as of April 30, 2018, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of April 30, 2018, and the results of their operations and cash flows for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of April 30, 2018, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Boston, Massachusetts

June 20, 2018

We have served as the auditor of one or more BlackRock investment companies since 1992.

54	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Automatic Dividend Reinvestment Plan

Pursuant to each Fund’s Dividend Reinvestment Plan (the “Reinvestment Plan”), Common Shareholders are automatically enrolled to have all distributions of dividends and capital gains and other distributions reinvested by Computershare Trust Company, N.A. (the “Reinvestment Plan Agent”) in the respective Fund’s Common Shares pursuant to the Reinvestment Plan. Shareholders who do not participate in the Reinvestment Plan will receive all distributions in cash paid by check and mailed directly to the shareholders of record (or if the shares are held in street name or other nominee name, then to the nominee) by the Reinvestment Plan Agent, which serves as agent for the shareholders in administering the Reinvestment Plan.

After MYD, MQY and MQT declare a dividend or determine to make a capital gain or other distribution, the Reinvestment Plan Agent will acquire shares for the participants’ accounts, depending upon the following circumstances, either (i) through receipt of unissued but authorized shares from the Funds (“newly issued shares”) or (ii) by purchase of outstanding shares on the open market or on the Fund’s primary exchange (“open-market purchases”). If, on the dividend payment date, the net asset value per share (“NAV”) is equal to or less than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market premium”), the Reinvestment Plan Agent will invest the dividend amount in newly issued shares acquired on behalf of the participants. The number of newly issued shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the NAV on the date the shares are issued. However, if the NAV is less than 95% of the market price on the dividend payment date, the dollar amount of the dividend will be divided by 95% of the market price on the dividend payment date. If, on the dividend payment date, the NAV is greater than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market discount”), the Reinvestment Plan Agent will invest the dividend amount in shares acquired on behalf of the participants in open-market purchases. If the Reinvestment Plan Agent is unable to invest the full dividend amount in open-market purchases, or if the market discount shifts to a market premium during the purchase period, the Reinvestment Plan Agent will invest any un-invested portion in newly issued shares. Investments in newly issued shares made in this manner would be made pursuant to the same process described above and the date of issue for such newly issued shares will substitute for the dividend payment date.

You may elect not to participate in the Reinvestment Plan and to receive all dividends in cash by contacting the Reinvestment Plan Agent, at the address set forth below.

Participation in the Reinvestment Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Reinvestment Plan Agent prior to the dividend record date. Additionally, the Reinvestment Plan Agent seeks to process notices received after the record date but prior to the payable date and such notices often will become effective by the payable date. Where late notices are not processed by the applicable payable date, such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.

The Reinvestment Plan Agent’s fees for the handling of the reinvestment of distributions will be paid by each Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Reinvestment Plan Agent’s open market purchases in connection with the reinvestment of all distributions. The automatic reinvestment of all distributions will not relieve participants of any U.S. federal, state or local income tax that may be payable on such dividends or distributions.

Each Fund reserves the right to amend or terminate the Reinvestment Plan. There is no direct service charge to participants in the Reinvestment Plan; however, each Fund reserves the right to amend the Reinvestment Plan to include a service charge payable by the participants. Participants in MQY that request a sale of shares are subject to a $2.50 sales fee and a $0.15 per share fee. Per share fees include any applicable brokerage commissions the Reinvestment Plan Agent is required to pay. Participants in MYD and MQT that request a sale of shares are subject to a $0.02 per share sold brokerage commission. All correspondence concerning the Reinvestment Plan should be directed to Computershare Trust Company, N.A. through the internet at http://www.computershare.com/blackrock, or in writing to Computershare, P.O. Box 505000, Louisville, KY 40233, Telephone: (800) 699-1236. Overnight correspondence should be directed to the Reinvestment Plan Agent at Computershare, 462 South 4th Street, Suite 1600, Louisville, KY 40202.

AUTOMATIC DIVIDEND REINVESTMENT PLAN	55

Director and Officer Information

Independent Directors (a)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen (d)	Public Company and Other Investment Company Directorships Held During Past Five Years
Richard E. Cavanagh 1946	Chair of the Board and Director (Since 2007)	Director, The Guardian Life Insurance Company of America since 1998; Board Chair, Volunteers of America (a not-for-profit organization) since 2015 (board member since 2009); Director, Arch Chemical (chemical and allied products) from 1999 to 2011; Trustee, Educational Testing Service from 1997 to 2009 and Chairman thereof from 2005 to 2009; Senior Advisor, The Fremont Group since 2008 and Director thereof since 1996; Faculty Member/Adjunct Lecturer, Harvard University since 2007; President and Chief Executive Officer, The Conference Board, Inc. (global business research organization) from 1995 to 2007.	75 RICs consisting of 75 Portfolios	None
Karen P. Robards 1950	Vice Chair of the Board and Director (Since 2007)	Principal of Robards & Company, LLC (consulting and private investing) since 1987; Co-founder and Director of the Cooke Center for Learning and Development (a not-for-profit organization) since 1987; Investment Banker at Morgan Stanley from 1976 to 1987.	75 RICs consisting of 75 Portfolios	Greenhill & Co., Inc.; AtriCure, Inc. (medical devices) from 2000 until 2017
Michael J. Castellano 1946	Director (Since 2011)	Chief Financial Officer of Lazard Group LLC from 2001 to 2011; Chief Financial Officer of Lazard Ltd from 2004 to 2011; Director, Support Our Aging Religious (non-profit) from 2009 to June 2015 and since 2017; Director, National Advisory Board of Church Management at Villanova University since 2010; Trustee, Domestic Church Media Foundation since 2012; Director, CircleBlack Inc. (financial technology company) since 2015.	75 RICs consisting of 75 Portfolios	None
Cynthia L. Egan 1955	Director (Since 2016)	Advisor, U.S. Department of the Treasury from 2014 to 2015; President, Retirement Plan Services for T. Rowe Price Group, Inc. from 2007 to 2012; executive positions within Fidelity Investments from 1989 to 2007.	75 RICs consisting of 75 Portfolios	Unum (insurance); The Hanover Insurance Group (insurance); Envestnet (investment platform) from 2013 until 2016
Frank J. Fabozzi 1948	Director (Since 2007)	Editor of and Consultant for The Journal of Portfolio Management since 2006; Professor of Finance, EDHEC Business School since 2011; Visiting Professor, Princeton University from 2013 to 2014 and since 2016; Professor in the Practice of Finance and Becton Fellow, Yale University School of Management from 2006 to 2011.	75 RICs consisting of 75 Portfolios	None
R. Glenn Hubbard 1958	Director (Since 2007)	Dean, Columbia Business School since 2004; Faculty member, Columbia Business School since 1988.	75 RICs consisting of 75 Portfolios	ADP (data and information services); Metropolitan Life Insurance Company (insurance)
W. Carl Kester 1951	Director (Since 2007)	George Fisher Baker Jr. Professor of Business Administration, Harvard Business School since 2008, Deputy Dean for Academic Affairs from 2006 to 2010, Chairman of the Finance Unit, from 2005 to 2006, Senior Associate Dean and Chairman of the MBA Program from 1999 to 2005; Member of the faculty of Harvard Business School since 1981.	75 RICs consisting of 75 Portfolios	None
Catherine A. Lynch 1961	Director (Since 2016)	Chief Executive Officer, Chief Investment Officer and various other positions, National Railroad Retirement Investment Trust from 2003 to 2016; Associate Vice President for Treasury Management, The George Washington University from 1999 to 2003; Assistant Treasurer, Episcopal Church of America from 1995 to 1999.	75 RICs consisting of 75 Portfolios	None

56	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Director and Officer Information  (continued)

Interested Directors (a)(e)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen (d)	Public Company and Other Investment Company Directorships Held During Past Five Years
Robert Fairbairn 1965	Director (Since 2018)	Senior Managing Director of BlackRock, Inc. since 2010; oversees BlackRock’s Strategic Partner Program and Strategic Product Management Group; Member of BlackRock’s Global Executive and Global Operating Committees; Co-Chair of BlackRock’s Human Capital Committee; Global Head of BlackRock’s Retail and iShares® businesses from 2012 to 2016; Head of BlackRock’s Global Client Group from 2009 to 2012; Chairman of BlackRock’s international businesses from 2007 to 2010.	128 RICs consisting of 311 Portfolios	None
John M. Perlowski 1964	Director (Since 2014); President and Chief Executive Officer (Since 2011)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	128 RICs consisting of 311 Portfolios	None
(a) The address of each Director is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.

(b) Each Independent Director will serve until his or her successor is elected and qualifies, or until his or her earlier death, resignation, retirement or removal, or until December 31 of the year in which he or she turns 75. The maximum age limitation may be waived as to any Director by action of a majority of the Directors upon finding of good cause therefor.

(c) Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Independent Directors as joining the Board in 2007, each Director first became a member of the boards of other legacy MLIM or legacy BlackRock funds as follows: Richard E. Cavanagh, 1994; Frank J. Fabozzi, 1988; R. Glenn Hubbard, 2004; W. Carl Kester, 1995 and Karen P. Robards, 1998.

(d) For purposes of this chart, “RICs” refers to investment companies registered under the 1940 Act and “Portfolios” refers to the investment programs of the BlackRock-advised funds. The Closed-End Complex is comprised of 75 RICs consisting of 75 portfolios. Mr. Fairbairn and Mr. Perlowski are also board members of the BlackRock Equity-Bond Complex and the BlackRock Equity-Liquidity Complex.

(e) Mr. Fairbairn and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of the Funds based on their positions with BlackRock and its affiliates. Mr. Fairbairn and Mr. Perlowski are also board members of the BlackRock Equity-Bond Complex and the BlackRock Equity-Liquidity Complex. Interested Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. The maximum age limitation may be waived as to any Director by action of a majority of the Directors upon a finding of good cause therefor.

DIRECTOR AND OFFICER INFORMATION	57

Director and Officer Information  (continued)

Officers Who Are Not Directors (a)

Name Year of Birth (b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past Five Years
Jonathan Diorio 1980	Vice President (Since 2015)	Managing Director of BlackRock, Inc. since 2015; Director of BlackRock, Inc. from 2011 to 2015; Director of Deutsche Asset & Wealth Management from 2009 to 2011.
Neal J. Andrews 1966	Chief Financial Officer (Since 2007)	Managing Director of BlackRock, Inc. since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.
Jay M. Fife 1970	Treasurer (Since 2007)	Managing Director of BlackRock, Inc. since 2007; Director of BlackRock, Inc. in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.
Charles Park 1967	Chief Compliance Officer (Since 2014)	Anti-Money Laundering Compliance Officer for the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.
Janey Ahn 1975	Secretary (Since 2012)	Managing Director of BlackRock, Inc. since 2018; Director of BlackRock, Inc. from 2009 to 2017; Assistant Secretary of the funds in the Closed-End Complex from 2008 to 2012.
(a) The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.
(b) Officers of the Fund serve at the pleasure of the Board.

Effective December 31, 2017, Jerrold B. Harris retired as a Director of the Funds.

Effective February 16, 2018, Barbara G. Novick resigned and Robert Fairbairn was appointed, as an interested Director of the Funds.

Investment Adviser

BlackRock Advisors, LLC

Wilmington, DE 19809

VRDP Tender and Paying Agent and VMTP Redemption and Paying Agent

The Bank of New York Mellon

New York, NY 10289

Transfer Agent

Computershare Trust Company, N.A.

Canton, MA 02021

VRDP Liquidity Providers

Bank of America, N.A.(a)

New York, NY 10036

Barclays Bank PLC(b)

New York, NY 10019

VRDP Remarketing Agents

BofAML Securities, Inc.(a)

New York, NY 10036

Barclays Capital Inc.(b)

New York, NY 10019

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Boston, MA 02116

Accounting Agent and Custodian

State Street Bank and Trust Company

Boston, MA 02111

Legal Counsel

Skadden, Arps, Slate, Meagher & Flom LLP

Boston, MA 02116

Address of the Funds

100 Bellevue Parkway

Wilmington, DE 19809

(a)	For MYD.
(b)	For MQY.

58	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Additional Information

Fund Certification

The Funds are listed for trading on the NYSE and have filed with the NYSE their annual chief executive officer certification regarding compliance with the NYSE’s listing standards. The Funds filed with the SEC the certification of its chief executive officer and chief financial officer required by section 302 of the Sarbanes-Oxley Act.

Dividend Policy

Each Fund’s dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of distributions, the Funds may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the distributions paid by the Funds for any particular month may be more or less than the amount of net investment income earned by the Funds during such month. The Funds’ current accumulated but undistributed net investment income, if any, is disclosed in the Statements of Assets and Liabilities, which comprises part of the financial information included in this report.

General Information

The Funds do not make available copies of their Statements of Additional Information because the Funds’ shares are not continuously offered, which means that the Statement of Additional Information of each Fund has not been updated after completion of the respective Fund’s offerings and the information contained in each Fund’s Statement of Additional Information may have become outdated.

During the period, there were no material changes in the Funds’ investment objectives or policies or to the Funds’ charters or by-laws that would delay or prevent a change of control of the Funds that were not approved by the shareholders or in the principal risk factors associated with investment in the Funds. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Funds’ portfolios.

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Funds may be found on BlackRock’s website, which can be accessed at http://www.blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Funds and does not, and is not intended to, incorporate BlackRock’s website in this report.

Electronic Delivery

Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual shareholder reports by enrolling in the electronic delivery program. Electronic copies of shareholder reports are available on BlackRock’s website.

To enroll in electronic delivery:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisers, banks or brokerages may offer this service.

Householding

The Funds will mail only one copy of shareholder documents, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 882-0052.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room or how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 882-0052.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 882-0052; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com; or by calling (800) 882-0052; and (2) on the SEC’s website at http://www.sec.gov.

ADDITIONAL INFORMATION	59

Additional Information  (continued)

Availability of Fund Updates

BlackRock will update performance and certain other data for the Funds on a monthly basis on its website in the “Closed-end Funds” section of http://www.blackrock.com as well as certain other material information as necessary from time to time. Investors and others are advised to check the website for updated performance information and the release of other material information about the Funds. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Funds and does not, and is not intended to, incorporate BlackRock’s website in this report.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

60	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Glossary of Terms Used in this Report

Portfolio Abbreviations

AGC	Assured Guarantee Corp.
AGM	Assured Guaranty Municipal Corp.
AMBAC	American Municipal Bond Assurance Corp.
AMT	Alternative Minimum Tax (subject to)
ARB	Airport Revenue Bonds
BAM	Build America Mutual Assurance Co.
BARB	Building Aid Revenue Bonds
BHAC	Berkshire Hathaway Assurance Corp.
CAB	Capital Appreciation Bonds
COP	Certificates of Participation
EDA	Economic Development Authority
EDC	Economic Development Corp.
ERB	Education Revenue Bonds
FHA	Federal Housing Administration
GARB	General Airport Revenue Bonds
GO	General Obligation Bonds
HFA	Housing Finance Agency
IDA	Industrial Development Authority
ISD	Independent School District
LRB	Lease Revenue Bonds
M/F	Multi-Family
NPFGC	National Public Finance Guarantee Corp.
PSF-GTD	Guaranteed Permanent School Fund
RB	Revenue Bonds
S/F	Single-Family

GLOSSARY OF TERMS USED IN THIS REPORT	61

This report is intended for current holders. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Funds have leveraged their Common Shares, which creates risks for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of the Common Shares, and the risk that fluctuations in short-term interest rates may reduce the Common Shares’ yield. Statements and other information herein are as dated and are subject to change.

MYQII-4/18-AR

Item 2 –	Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to clarify an inconsistency as to whom persons covered by the code should report suspected violations of the code. The amendment clarifies that such reporting should be made to BlackRock Advisors, LLC’s (“Investment Adviser” or “BlackRock”) General Counsel, and retains the alternative option of anonymous reporting following “whistleblower” policies. Other non-material changes were also made in connection with this amendment. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, who calls 1-800-882-0052, option 4.

Item 3 –	Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Michael Castellano

Frank J. Fabozzi

W. Carl Kester

Catherine A. Lynch

Karen P. Robards

The registrant’s board of directors has determined that W. Carl Kester and Karen P. Robards qualify as financial experts pursuant to Item 3(c)(4) of Form N-CSR.

Prof. Kester has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Prof. Kester has been involved in providing valuation and other financial consulting services to corporate clients since 1978. Prof. Kester’s financial consulting services present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements.

Ms. Robards has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Ms. Robards has been a principal of Robards & Company, a financial advisory firm, since 1987. Ms. Robards was formerly an investment banker for more than 10 years where she was responsible for evaluating and assessing the performance of companies based on their financial results. Ms. Robards has over 30 years of experience analyzing financial statements. She also is a member of the audit committee of one publicly held company and a non-profit organization.

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock MuniYield Fund, Inc.	$39,100	$39,844	$0	$0	$22,500	$22,542	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Affiliated Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,274,000	$2,129,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit or review of financial statements not included in Audit Fees, including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, out-of-pocket expenses and internal control reviews not required by regulators.

2 The nature of the services includes tax compliance and/or tax preparation, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, taxable income and tax distribution calculations.

3 Non-audit fees of $2,274,000 and $2,129,000 for the current fiscal year and previous fiscal year, respectively, were paid to the Fund’s principal accountant in their entirety by BlackRock, in connection with services provided to the Affiliated Service Providers of the Fund and of certain other funds sponsored and advised by BlackRock or its affiliates for a service organization review and an accounting research tool subscription. These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Affiliated Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or

$50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees, defined as the sum of the fees shown under “Audit-Related Fees,” “Tax Fees” and “All Other Fees,” paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Affiliated Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock MuniYield Fund, Inc.	$22,500	$22,542

Additionally, the amounts billed by D&T in connection with services provided to the Affiliated Service Providers of the Fund and of other funds sponsored or advised by BlackRock or its affiliates during the current and previous fiscal years for a service organization review and an accounting research tool subscription were:

Current Fiscal Year End	Previous Fiscal Year End
$2,274,000	$2,129,000

These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser, and the Affiliated Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 –	Audit Committee of Listed Registrants

(a)	The following individuals are members of the registrant’s separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of

1934 (15 U.S.C. 78c(a)(58)(A)):

Michael Castellano

Frank J. Fabozzi

W. Carl Kester

Catherine A. Lynch

Karen P. Robards

(b)	Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – The board of directors has delegated the voting of proxies for the Fund’s portfolio securities to the Investment Adviser pursuant to the Investment Adviser’s proxy voting guidelines. Under these guidelines, the Investment Adviser will vote proxies related to Fund securities in the best interests of the Fund and its stockholders. From time to time, a vote may present a conflict between the interests of the Fund’s stockholders, on the one hand, and those of the Investment Adviser, or any affiliated person of the Fund or the Investment Adviser, on the other. In such event, provided that the Investment Adviser’s Equity Investment Policy Oversight Committee, or a sub-committee thereof (the “Oversight Committee”) is aware of the real or potential conflict or material non-routine matter and if the Oversight Committee does not reasonably believe it is able to follow its general voting guidelines (or if the particular proxy matter is not addressed in the guidelines) and vote impartially, the Oversight Committee may retain an independent fiduciary to advise the Oversight Committee on how to vote or to cast votes on behalf of the Investment Adviser’s clients. If the Investment Adviser determines not to retain an independent fiduciary, or does not desire to follow the advice of such independent fiduciary, the Oversight Committee shall determine how to vote the proxy after consulting with the Investment Adviser’s Portfolio Management Group and/or the Investment Adviser’s Legal and Compliance Department and concluding that the vote cast is in its client’s best interest notwithstanding the conflict. A copy of the Fund’s Proxy Voting Policy and Procedures are attached as Exhibit 99.PROXYPOL. Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, (i) at www.blackrock.com and (ii) on the SEC’s website at http://www.sec.gov.

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies

(a)(1)	As of the date of filing this Report:

The registrant is managed by a team of investment professionals comprised of Theodore R. Jaeckel, Jr., CFA, Managing Director at BlackRock, and Walter O’Connor, Managing Director at BlackRock. Each is a member of BlackRock’s municipal tax-exempt management group. Each is jointly responsible for the day-to-day management of the registrant’s portfolio, which includes setting the registrant’s overall investment strategy, overseeing the management of the registrant and the selection of its investments. Messrs. Jaeckel and O’Connor have both been members of the registrant’s portfolio management team since 2006.

Portfolio Manager	Biography
Theodore R. Jaeckel, Jr.	Managing Director of BlackRock since 2006; Managing Director of Merrill Lynch Investment Managers, L.P. (“MLIM”) from 2005 to 2006; Director of MLIM from 1997 to 2005.
Walter O’Connor	Managing Director of BlackRock since 2006; Managing Director of MLIM from 2003 to 2006; Director of MLIM from 1998 to 2003.

(a)(2)	As of April 30, 2018:

	(ii) Number of Other Accounts Managed and Assets by Account Type			(iii) Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
(i) Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Theodore R. Jaeckel, Jr.	38	0	0	0	0	0
	$22.17 Billion	$0	$0	$0	$0	$0
Walter O’Connor	30	0	0	0	0	0
	$20.64 Billion	$0	$0	$0	$0	$0

(iv)	Potential Material Conflicts of Interest

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BlackRock, Inc., its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, Inc. or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock, Inc.’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock, Inc. or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-

public information. Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund. It should also be noted that a portfolio manager may be managing certain hedge fund and/or long only accounts, or may be part of a team managing certain hedge fund and/or long only accounts, subject to incentive fees. Such portfolio managers may therefore be entitled to receive a portion of any incentive fees earned on such accounts. Currently, the portfolio managers of this fund are not entitled to receive a portion of incentive fees of other accounts.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock, Inc. has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

(a)(3) As of April 30, 2018:

Portfolio Manager Compensation Overview

The discussion below describes the portfolio managers’ compensation as of April 30, 2018.

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.

Base Compensation.  Generally, portfolio managers receive base compensation based on their position with the firm.

Discretionary Incentive Compensation

Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Fund or other accounts managed by the portfolio managers are measured. Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the Fund and other accounts managed by each portfolio manager relative to the various benchmarks. Performance of fixed income funds is measured on a pre-tax and/or after-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable. With respect to these portfolio managers, such benchmarks for the Fund and other accounts are: a combination of market-based indices (e.g., Standard & Poor’s Municipal Bond Index), certain customized indices and certain fund industry peer groups.

Distribution of Discretionary Incentive Compensation. Discretionary incentive compensation is distributed to portfolio managers in a combination of cash, deferred BlackRock, Inc. stock awards, and/or deferred cash awards that notionally track the return of certain BlackRock investment products.

Portfolio managers receive their annual discretionary incentive compensation in the form of cash. Portfolio managers whose total compensation is above a specified threshold also receive deferred BlackRock, Inc. stock awards annually as part of their discretionary incentive compensation. Paying a portion of discretionary incentive compensation in the form of deferred BlackRock, Inc. stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. In some cases, additional deferred BlackRock, Inc. stock may be granted to certain key employees as part of a long-term incentive award to aid in retention, align interests with long-term shareholders and motivate performance. Deferred BlackRock, Inc. stock awards are generally granted in the form of BlackRock, Inc. restricted stock units that vest pursuant to the terms of the applicable plan and, once vested, settle in BlackRock, Inc. common stock. The portfolio managers of this Fund have deferred BlackRock, Inc. stock awards.

For certain portfolio managers, a portion of the discretionary incentive compensation is also distributed in the form of deferred cash awards that notionally track the returns of select BlackRock investment products they manage, which provides direct alignment of portfolio manager discretionary incentive compensation with investment product results. Deferred cash awards vest ratably over a number of years and, once vested, settle in the form of cash. Only portfolio managers who manage specified products and whose total compensation is above a specified threshold are eligible to participate in the deferred cash award program.

Other Compensation Benefits. In addition to base salary and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock, Inc. employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the Internal Revenue Service limit ($275,000 for 2018). The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock, Inc. contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock, Inc. common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the purchase date. All of the eligible portfolio managers are eligible to participate in these plans.

(a)(4) Beneficial Ownership of Securities – As of April 30, 2018:

Portfolio Manager	Dollar Range of Equity Securities of the Fund Beneficially Owned
Theodore R. Jaeckel, Jr.	$100,001-$500,000
Walter O’Connor	None

(b) Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable due to no such purchases during the period covered by this report.

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) – The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable

Item 13 –	Exhibits attached hereto

(a)(1) – Code of Ethics – See Item 2

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(a)(4) – Not Applicable

(b) – Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock MuniYield Fund, Inc.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock MuniYield Fund, Inc.

Date: July 5, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock MuniYield Fund, Inc.

Date: July 5, 2018

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock MuniYield Fund, Inc.

Date: July 5, 2018